NOMURA STRATEGIC INCOME FUND
(formerly, Macquarie Strategic Income Fund)
NOMURA SMID CAP CORE FUND
(formerly, Macquarie Smid Cap Core Fund)
100 Independence, 610 Market Street
Philadelphia, Pennsylvania 19106-2354
800 523-1918
IMPORTANT SHAREHOLDER INFORMATION
This Information Statement/Prospectus is being provided to inform you that each of Nomura Strategic Income Fund and Nomura Smid Cap Core Fund (each, an Acquired Fund” and together, the “Acquired Funds”) will be converted into a corresponding exchange-traded fund (“ETF”) through the reorganization of each Acquired Fund into a newly created ETF (each, an “Acquiring Fund” and together, the “Acquiring Funds”) as follows (each, a “Reorganization” and together, the “Reorganizations”):
Acquired Funds	Acquiring Funds
Nomura Strategic Income Fund, a series of Delaware Group Government Fund	Nomura Strategic Income ETF, a series of Nomura ETF Trust II (formerly, Voyageur Insured Funds)
Nomura Smid Cap Core Fund, a series of Ivy Funds	Nomura Small and Mid Cap ETF, a series of Nomura ETF Trust II
Delaware Group Government Fund, Ivy Funds, and Nomura ETF Trust II are hereinafter referred to each as a “Trust,” and collectively, the “Trusts”. Following the Reorganizations, each Acquired Fund will continue to be managed by Delaware Management Company (“DMC” or the “Manager”) and for Nomura Strategic Income ETF, Nomura Corporate Research and Asset Management (“Sub-Advisor”) will continue to serve as a sub-advisor.
The Information Statement/Prospectus discusses the Reorganizations and provides you with information that you should consider.  The Board of Trustees of each Trust (each, a “Board” and together, the “Boards”) approved each Reorganization and concluded that each Reorganization is in the best interests of the Acquired Fund, the corresponding Acquiring Fund, and their shareholders.
Please review the information in the Information Statement/Prospectus. No shareholder vote is required to complete the Reorganizations. We are not asking you for a proxy and you are not requested to send us a proxy. Pursuant to an Agreement and Plan of Reorganization (“Plan”), a form of which is attached as Appendix A thereto, each Acquired Fund will be converted into the corresponding Acquiring Fund, which is a newly created series of Nomura ETF Trust II and that has the same respective investment objective(s) and investment strategies as its corresponding Acquired Fund. The Reorganizations will take place on or about November 6, 2026 (“Reorganization Date”). On the Reorganization Date, shareholders who hold their shares of an Acquired Fund through a brokerage account that can accept shares of an ETF will receive ETF shares of the corresponding Acquiring Fund equal in value to your shares of the Acquired Fund(s) at net asset value and cash in lieu of fractional shares, if any. Any cash payment may be taxable. Interests of shareholders will not be diluted as a result of the Reorganizations.
We believe the Reorganizations will result in multiple benefits for investors.  The Board of each Trust, each of which is comprised of the same members, has approved the applicable Reorganization based on its determination that it is in the best interest of the shareholders of the respective Acquired Fund.  Expected benefits include:
1)
Lower Expenses: Upon the closing of each Reorganization, total annual fund operating expenses of each Acquiring Fund are expected to be lower than the total annual fund operating expenses of each share class of its corresponding Acquired Fund, after taking into consideration any fees waived and/or expenses reimbursed pursuant to expense limitation agreements agreed to by DMC.
2)
Increased Transparency: As a shareholder of an Acquiring Fund, you will gain the benefit of full daily transparency into the underlying portfolio holdings of your Acquiring Fund. The Acquired Funds do not

i

provide full daily transparency into their underlying portfolio holdings.
3)
Additional Trading Flexibility: Unlike the mutual fund shares of an Acquired Fund, which can only be purchased or sold once per day based on the Acquired Fund’s net asset value (“NAV”), shares of the Acquiring Funds can be purchased or sold throughout a trading day on an exchange based on market prices. This additional flexibility can give Acquiring Fund shareholders a greater ability to adjust their investment allocations based on developments that may occur throughout a trading day.
4)
Enhanced Tax Efficiency: Reorganizing Nomura Smid Cap Core Fund into Nomura Small and Mid Cap ETF, which generally expects to effect its creations and redemptions in-kind, has the potential to reduce capital gains distributions and improve tax efficiency. Because Nomura Strategic Income ETF generally expects to effect its creations and redemptions fully or partially in cash, it will not benefit from the enhanced tax efficiency of the ETF structure to the same extent as Nomura Small and Mid Cap ETF.
5)
Tax-Free Reorganization: Shareholders will not recognize a taxable gain (or loss) on the conversion of mutual fund to ETF shares for U.S. tax purposes.  An exception, albeit small, regarding fractional mutual fund shares is explained in later sections of this document.
The Reorganizations will subject investors to certain ETF-specific risks, including: the risk that shares of an Acquiring Fund will trade at market prices that may be above (premium) or below (discount) the Acquiring Fund’s NAV; the risk that an Acquiring Fund’s creation and redemption transactions may be concentrated in a small number of financial institutions known as “authorized participants”; and the risk that such authorized participants may not engage in creation or redemption transactions, which could cause the Acquiring Fund’s shares to trade at a discount to NAV and possibly face trading halts and/or delisting, or that a secondary trading market may not develop. These risks are described more fully in the Information Statement/Prospectus. Following the Reorganizations, shareholders may bear certain costs with respect to maintaining brokerage accounts and buying and selling Acquiring Fund shares in the secondary market; shareholders currently do not bear such costs as shareholders of the Acquired Funds.
Shareholders will need brokerage accounts with the ability to transact in ETF shares in connection with the Reorganization.  The IMPORTANT NOTICE ABOUT YOUR ACQUIRING FUND(S) ACCOUNT that follows includes a description of required actions for shareholders who hold shares of the Acquired Funds in accounts that cannot hold ETF shares and should be read carefully.  For shareholders holding an Acquired Fund in accounts that can hold ETFs, no additional action will need to be taken prior to the Reorganizations for the account to receive ETF shares.
Shareholders of the Acquired Funds should know the options available to them with respect to the Reorganization(s) but should also consider possible tax consequences of options outside of the tax-free Reorganization(s).  Those include:
1)
Maintaining current positions in the Acquired Fund(s) and receiving ETF shares of the corresponding Acquiring Fund on the Reorganization Date.
2)
Exchanging shares of the Acquired Fund(s) into another Nomura Fund until one business day prior to the Reorganization Date.
3)
Redeeming shares of the Acquired Fund(s). A redemption of shares of the Acquired Fund(s) may be a taxable event for shareholders.
The Information Statement/Prospectus provides greater detail on the mechanics of the Reorganizations and what to expect with your investment during and following the Reorganizations. No shareholder vote is required or being requested to complete the Reorganizations.
You are encouraged to carefully review the additional information provided in this Information Statement/Prospectus.
If you have any questions, please call 800-523-1918.

COMMON QUESTIONS AND ANSWERS ABOUT THE PROPOSED REORGANIZATIONS
We recommend that you read the complete Information Statement/Prospectus.
This section contains a brief Q&A which will help explain each Reorganization,  including the reasons for each Reorganization.  Following this section is a more detailed discussion.
Q.
What is happening to the Nomura Strategic Income Fund and Nomura Smid Cap Core Fund? Why am I receiving an Information Statement/Prospectus?
A.
The Acquired Funds, both of which currently operate as a mutual fund, will each be converted into an ETF through the reorganization of each Acquired Fund into a newly-created series of Nomura ETF Trust II (“ETF Trust”).  Nomura Strategic Income Fund and Nomura Strategic Income Fund will be reorganized into Nomura Strategic Income ETF and Nomura Small and Mid Cap ETF, respectively. Each Acquiring Fund has the same investment objective and investment strategies as the corresponding Acquired Fund.  As ETFs, the Acquiring Funds’ shares will be traded on NYSE Arca, Inc. (“NYSE Arca”) following the Reorganizations.  Each Reorganization will be accomplished in accordance with the Plan.
Under the Plan, all of the assets and liabilities of each Acquired Fund will be transferred to its corresponding newly-created Acquiring Fund, in exchange for ETF shares of the Acquiring Fund of equivalent aggregate NAV (including, in the case of fractional shares, cash). Because shares of each Acquiring Fund are not issued in fractional shares, cash will be paid to some shareholders in lieu of fractional shares of the Acquiring Fund, for which cash payment may be taxable. The amount of cash received for the fractional shares combined with the Acquiring Fund ETF shares you receive will have the same value as your shares of an Acquired Fund on the Reorganization Date. Shares of an applicable Acquiring Fund will be transferred to each applicable shareholder’s brokerage account. If a shareholder does not hold shares of an Acquired Fund through a brokerage account that can accept shares of the corresponding Acquiring Fund on the Reorganization Date, the shares will be held by a stock transfer agent until (i) a brokerage account is identified or (ii) the account is converted to cash (subject to applicable federal or state laws concerning unclaimed property), except as described under “Blocked Accounts” in this Information Statement/Prospectus.
The IMPORTANT NOTICE ABOUT YOUR ACQUIRING FUND(S) ACCOUNT, beginning on page viii, provides important information about actions to take with respect to your account in order to ensure the seamless transition from holding shares of an Acquired Fund to holding ETF shares of the corresponding Acquiring Fund.
Q.
Has the Board of each Acquired Fund approved the Reorganization?
A.
Yes, the Board of the Delaware Group Government Fund, which oversees the Nomura Strategic Income Fund, and the Board of Ivy Funds (together with Delaware Group Government Fund, the “Acquired Trusts”), which oversees the Nomura Smid Cap Core Fund, approved each corresponding Reorganization.  The Boards of the Acquired Trusts, including all of the Trustees who are not “interested persons” of the respective Acquired Fund (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) (the “Independent Trustees”), determined that the applicable Reorganization is in the best interests of the corresponding Acquired Fund and its shareholders and that the applicable Acquired Fund’s shareholders’ interests will not be diluted as a result of the corresponding Reorganization.
Q.
What information did each Acquired Fund’s Board consider when evaluating the Reorganization?
A.
Each Acquired Fund Board considered the Reorganization proposed by Management and approved the Plan with respect to each Acquired Fund. In considering the Plan, each Acquired Fund’s Board requested and received detailed information from the officers of the Acquired Trusts, and representatives of DMC, regarding the applicable Reorganization, including: (1) the benefits of an ETF structure and the appeal to investors of offering the investment strategy of each Acquired Fund as an ETF; (2) the investment objectives, investment strategies, and fundamental investment policies of the respective Acquired Fund and the corresponding Acquiring Fund; (3) a comparison of the fees and expenses of the respective Acquired Fund and the corresponding Acquiring Fund; (4) the proposed plans for ongoing management, distribution, and operation of the applicable Acquiring Fund; (5) the management and business of DMC and its affiliates; (6) the impact of the applicable Reorganization on the corresponding Acquired Fund and shareholders of the applicable Acquired Fund, including different subsets of Acquired Fund shareholders; and (7) the specific terms of the Plan.
Q.
Why are the Reorganizations occurring?
A.
DMC proposed that the Acquired Fund be reorganized into its corresponding Acquiring Fund because of certain benefits associated with the ETF structure, which DMC believes will better serve the interests of Acquired Fund shareholders. These shareholder benefits include lower expenses, additional trading flexibility, increased transparency and the potential for enhanced tax efficiency. Additionally, while the tax treatment of ETFs and mutual funds is the same, the mechanics of the creation and redemption process for ETFs allows many ETFs to acquire securities in-kind and redeem securities in-kind and thereby often avoid the realization of capital gains by the ETFs as the result of portfolio transactions.    As a result, capital gains distributions, if any, made by ETFs typically are very small and shareholders in ETFs are largely only subject to capital gains on their investment in the ETF after they sell their ETF shares. In contrast, when portfolio securities are sold within a mutual fund (either to rebalance the mutual fund’s holdings or to raise cash for redemptions), the sale can create capital gains within the mutual fund that impact all taxable shareholders of the mutual fund. Each Acquiring Fund will pursue the same investment objective and same investment strategies as the corresponding Acquired Fund but in the ETF structure.
Q.
How will the Reorganization(s) affect me as a shareholder?
A.
If the Reorganizations are consummated, you will cease to be a shareholder of an Acquired Fund(s).  In order to receive shares of an Acquiring Fund as part of a Reorganization, you must hold your shares of an Acquired Fund through a brokerage account that can accept shares of an ETF (the corresponding Acquiring Fund) on the Reorganization Date.  If you hold your shares of an Acquired Fund through a brokerage account that can accept shares of an ETF, upon completion of the Reorganizations, you will own shares of the Acquiring Fund(s) offered as an ETF having an aggregate NAV equal to the aggregate NAV of the shares of the Acquired Fund(s) you owned when the Reorganizations happened, less any cash received in lieu of fractional shares.  Shares of the Acquiring Funds are not issued in fractional shares.  As a result, shareholders who hold fractional shares of the Acquired Funds may have such fractional shares redeemed at NAV on the Reorganization Date resulting in a small cash payment, which would be taxable.   If you do not have a brokerage account that can accept shares of the Acquiring Fund, the shares will be held by a stock transfer agent until (i) a brokerage account is identified or (ii) the account is converted to cash (subject to applicable federal or state laws concerning unclaimed property), except as described under “Blocked Accounts” in this Information Statement/Prospectus.  For more information about how your account(s) may be impacted, please see the “Important Notice about Your Acquiring Fund(s) Account - What do I need to do about my account prior to the Reorganizations” section.
After the Reorganizations, individual shares of the Acquiring Funds may only be purchased and sold on NYSE Arca, other national securities exchanges, electronic crossing networks and other alternative trading systems.  Should you decide to purchase or sell shares in the Acquiring Funds after the Reorganizations, you will need to place a trade through a broker who will execute your trade on an exchange at prevailing market prices.  Because Acquiring Fund shares trade at market prices rather than at NAV, Acquiring Fund shares may trade at a price less than (a discount) or greater than (a premium) the Fund’s NAV.  As with all ETFs, your broker may charge a commission for purchase and sales transactions, although ETFs trade with no transaction fees (“NTF”) on many platforms.
Q.
Am I being asked to vote on the Reorganizations?
A.
No.   Shareholders of the Acquired Funds are not required to approve their respective Reorganization(s) under state or federal law, the 1940 Act, or the organizational documents governing the corresponding Acquired Fund(s). We are not asking you for a proxy and you are requested not to send us a proxy.
Q.
Will the Reorganizations affect the way my investments are managed?
A.
No.  DMC is the investment adviser to each of the Acquired Funds and will continue to serve as the investment adviser to each of the Acquiring Funds. The Sub-Advisor is the sub-advisor to Nomura Strategic Income Fund and will continue to serve as the sub-advisor to Nomura Strategic Income ETF.  The same individuals currently responsible for the day-to-day portfolio management of each Acquired Fund will continue to be responsible for the day-to-day portfolio management of its corresponding Acquiring Fund.  Additionally, each Acquiring Fund will be managed with the same investment objective, investment strategies, and fundamental investment policies currently used by the corresponding Acquired Fund.
Q.
Will the fees and expenses of an Acquiring Fund be less than the fees and expenses of the corresponding Acquired Fund?
A.
Yes.  Following the Reorganizations, each Acquiring Fund is expected to have a lower net expense ratio than each share class of its corresponding Acquired Fund after taking into consideration any fees waived and/or expenses reimbursed pursuant to expense limitation agreements agreed to by DMC. The Acquiring Funds’ expense limitation agreement will remain in effect for an initial period of at least two years from the effective date of each Reorganization.
Q.
Are there any differences in risks between the Acquired Funds and their corresponding Acquiring Fund?
A.
Yes.  While most of the risks of each Acquired Fund and its corresponding Acquiring Fund are the same, each Acquiring Fund is subject to certain risks unique to operating as an ETF.  The Acquiring Funds are subject to secondary market trading risks, Authorized Participants risk, including market making and liquidity providers concentration risk, and risks relating to shares trading at prices other than NAV.  Additionally, following the Reorganizations, shareholders may bear certain costs with respect to maintaining brokerage accounts and buying and selling Acquiring Fund shares in the secondary market that shareholders do not experience as shareholders of the Acquired Funds. We discuss these risks later in the Information Statement/Prospectus.
Q.
What are some features of ETFs that differ from mutual funds?
A.
The following are some unique features of ETFs as compared to mutual funds:
Transparency.  The Acquiring Funds will be transparent ETFs that operate with full transparency to their portfolio holdings. Following the Reorganizations, the Acquiring Funds, like other transparent ETFs, will make their portfolio holdings public each day.  This holdings information, along with other information about the Acquiring Funds, will be found on the Nomura website at global.nomuraassetmanagement.com/investments/etf.
Tax Efficiency.  In a mutual fund, when portfolio securities are sold, either to rebalance holdings or to raise cash for redemptions, the sale can create capital gains that impact all taxable shareholders of the mutual fund.  In contrast, the mechanics of the creation and redemption process for ETFs allows many ETFs to acquire securities in-kind and redeem securities in-kind generally reducing the realization of capital gains by the ETFs for the same processes.  As a result, shareholders in an ETF are typically only subject to capital gains on their investment in the ETF after they sell their ETF shares.
Sales on an Exchange throughout the Day.  ETFs provide shareholders with the opportunity to purchase and sell shares throughout the day at market-determined prices, instead of being required to wait to make a purchase or a redemption at the next calculated NAV per share at the end of the trading day. This means that when a shareholder decides to purchase or sell shares of the ETF, the shareholder can act on that decision immediately by contacting the shareholder’s broker to execute the trade.  The market price of the ETF may be higher or lower than the ETF’s NAV per share, and might not be the same as the ETF’s next calculated NAV at the close of the trading day.
Sales only through a Broker.  Unlike a mutual fund’s shares, individual shares of ETFs, like the Acquiring Funds, are not purchased or sold at NAV directly with the Acquiring Fund. Individual shares of the Acquiring Funds may only be purchased and sold through a broker at market prices.  When buying and selling shares through a financial intermediary, a shareholder may incur brokerage or other charges determined by the financial intermediary, although ETFs trade with NTF on many platforms. In addition, a shareholder of an ETF, such as the Acquiring Funds, may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).  Because ETF shares trade at market prices rather than at NAV, shares of an ETF, like the Acquiring Funds, may trade at a price less than (discount) or greater than (premium) the Fund’s NAV.  The trading prices of an ETF’s shares in the secondary market will fluctuate continuously throughout trading hours based on the supply and demand for the ETF’s shares and shares of the underlying securities held by the ETF, economic conditions and other factors, rather than an ETF’s NAV, which is calculated at the end of each business day. It is possible that an ETF’s “authorized participants” may not engage in creation or redemption transactions which could cause an Acquiring Fund’s shares to trade at a discount to NAV and possibly face trading halts and/or delisting.
Share classes. A mutual fund, like the Acquired Funds, may offer multiple share classes with different sales charges, expenses, and/or minimum investments. An ETF, like the Acquiring Funds, will not issue multiple classes of shares.
Q.
When are the Reorganizations expected to occur?
A.
DMC is currently anticipating a Reorganization date on or around November 6, 2026.
Q.
Will shareholders have to pay any sales load, commission or other similar fee in connection with the Reorganizations?
A.
No.  Shareholders will not pay any sales load, commission or other similar fee in connection with the receipt of ETF shares from the Reorganizations.
Q.
Who will pay the costs in connection with the Reorganizations?

v

A.
The Reorganizations are expected to benefit the Acquired Funds and Acquiring Funds. As a result, each Acquired Fund will pay half of the costs of each corresponding Reorganization and each Acquiring Fund will pay half of the costs of each corresponding Reorganization. The estimated expenses related to the Reorganizations are expected to be $472,000 in total, which, when allocated to each Fund in proportion to its respective net assets, represents approximately 0.04% of each Acquired Fund’s average net assets and $0.0080 and $0.0030 per share for Nomura Smid Cap Core Fund and Nomura Strategic Income Fund, respectively, as of March 31, 2026, and represents 0.08% of each Acquiring Fund’s estimated average net assets and $0.0097 and $0.0095 per share for Nomura Small and Mid Cap ETF and Nomura Strategic Income ETF, respectively, immediately following the closing of the Reorganization. These estimates reflect the potential liquidation of a significant percentage of Acquired Fund shareholders associated with each Reorganization and are subject to change.   Brokerage fees and expenses related to the disposition of Acquired Fund assets to raise cash to pay redemption proceeds to shareholders that are not eligible to hold Shares of the Acquiring Funds are in addition to the estimated expenses related to the Reorganization discussed above and will be paid by each Acquired Fund.
Q.
Will the Reorganizations result in any federal tax liability?
A.
Each Reorganization is designed to be treated as a tax-free reorganization for U.S. federal income tax purposes. However, as part of each Reorganization, some shareholders may receive cash compensation for fractional shares of the Acquired Fund that they hold.  The redemption of these fractional shares will likely be a taxable event, albeit a small one.  Shareholders should consult their tax advisors about possible state and local tax considerations with respect to the Reorganizations, if any, because the information about tax consequences in this document relates only to the U.S. federal income tax consequences of the Reorganizations.
Q
Can I purchase, redeem or exchange shares of an Acquired Fund before the Reorganization takes place?
A
Yes. You can purchase or exchange shares of an Acquired Fund until five business days before the Reorganization Date.  You can redeem shares of the Acquired Funds until one business day before the Reorganization Date.   Any shares not redeemed before the date of the Reorganizations, which is expected to be on or about close of business November 4, 2026, will be exchanged for shares of the applicable Acquiring Fund. Please note that prior to the closing of the Reorganizations investors may purchase and redeem shares of each Acquired Fund at the NAV of each Acquired Fund. Following the closing of the Reorganizations, investors may purchase Acquiring Fund shares on an exchange at market prices.
Any changes to the Reorganization Date will be communicated to shareholders.
If you do not want to receive shares of an Acquiring Fund in connection with a Reorganization, you can exchange your Acquired Fund shares for shares of another Nomura mutual fund that is not participating in a Reorganization or redeem your Acquired Fund shares. Prior to doing so, however, you should consider the tax consequences associated with either action. If you hold your shares in a taxable account, redemption of your Acquired Fund shares will be a taxable event, and you will recognize a taxable gain or loss based on the difference between your tax basis in the shares and the amount you receive for them.
Q.
What do I need to do to prepare for the Reorganization(s)?
A.
It is important for you to determine whether you hold your shares of an Acquired Fund in the type of account that can accommodate the receipt of the ETF shares that will be received in the corresponding Reorganization.  If you hold your shares of an Acquired Fund in an account directly with the Acquired Fund at the applicable Acquired Fund’s transfer agent or in a brokerage account with a financial intermediary that only allows you to hold mutual fund shares, you will need to set up a brokerage account that allows investment in ETF shares.  A separate Q&A is provided to help you determine your account type and provide information about changing your type of account if necessary.
If shares are held in an account that cannot accept ETF shares at the time of the Reorganization of the Acquired Funds, shares of the Acquiring Fund received in the applicable Reorganization will be held by a stock transfer agent, until a brokerage account is identified into which the stock transfer agent can transfer the shares, except as described under “Blocked Accounts” in this Information Statement/Prospectus.  As planned, if shares of an Acquiring Fund are not transferred into a brokerage account within a year of the date of the applicable Reorganization, the applicable Acquiring Fund shares will be converted to cash and the cash proceeds sent to the accountholder of record (subject to applicable federal or state laws concerning unclaimed property).  The one-year period may be extended at the applicable Acquiring Fund’s discretion. The conversion of shares of the Acquiring Funds to cash may be subject to fees and expenses and will be a taxable event.
For Acquired Fund shareholders currently holding paper certificates, the Fund, in its discretion, may deem it necessary to retire all outstanding paper share certificates and convert your shares into electronic format, which format is commonly referred to as “book entry” format. Shares held in “book entry” form have all of the same rights and privileges as shares held in certificate form, and allow for convenient electronic share transactions, such as telephone or online exchanges and redemptions. Please note, that this operational exercise does not in any way change your ownership rights or the value of your investment. Impacted investors will receive a letter prior to any such action. If you have pledged your certificates as collateral for any purpose, such as a bank loan, you may be required to notify the lending party holding the certificates of this conversion.
Q.
Whom do I contact for further information?
A.
You can contact your financial advisor or other financial intermediary for further information. You also may contact Nomura at 877 693-3546.
Important additional information about the Reorganizations is set forth in the accompanying Information Statement/Prospectus. Please read it carefully.

IMPORTANT NOTICE ABOUT YOUR ACQUIRING FUND(S) ACCOUNT
The following are common questions about the proposed Reorganizations, including a description of required actions for shareholders who hold shares of the Acquired Funds in accounts that cannot hold ETF shares and should be read carefully.
This section contains a brief Q&A which provides information for you to determine if you need to take action with respect to your shareholder account prior to the Reorganizations.
Q.
What do I need to do about my account prior to the Reorganizations?
A.
The following provides information to determine whether you will need to take action prior to the Reorganizations with respect to shares you own of an Acquired Fund based on the characteristics of your account.
Accounts that Require No Action
If you hold your shares of an Acquired Fund in a brokerage account that permits you to purchase securities traded in the stock market, such as ETFs or other types of stocks,  then your brokerage account will be eligible to receive shares of the Acquiring Fund in each Reorganization. No further action is needed.
Accounts that Require Action
Direct Accounts—If you hold your shares of an Acquired Fund in an account directly with the Fund (e.g., non-retirement, IRA, Coverdell Savings Account) at the Acquired Funds’ transfer agent, Delaware Investments Fund Services Company (“DIFSC”) (a “direct account”), you should transfer your shares of the applicable Acquired Fund to a brokerage account that can accept ETF shares prior to the Reorganizations or exchange your Fund shares for another eligible Nomura Fund.  You have a direct account if you receive quarterly account statements directly from Nomura Funds and not from a third-party broker-dealer.
Non-Accommodating Brokerage Accounts—If you hold your shares of an Acquired Fund in a brokerage account with a financial intermediary that only allows you to hold shares of mutual funds in the account, you will need to contact your financial intermediary to set up a brokerage account that permits investment in ETF shares.
Non-Accommodating Retirement Accounts—If you hold your Acquired Fund shares through an IRA or group retirement plan whose plan sponsor does not have the ability to hold shares of ETFs on its platform, you may need to redeem your shares prior to the applicable Reorganization or, if applicable, your broker or financial intermediary may transfer your investment in an Acquired Fund to a different investment option before or at the time of the Reorganization. Please consult with your financial intermediary for more information on the impact that a Reorganization will have on you and your investments.
Blocked Accounts
For any blocked accounts involving an Acquired Fund, a shareholder’s account may be moved into Nomura Ultrashort Fund if no instruction is given upon receipt of the Fund’s pending liquidation.
If you are unsure about the ability of your account to accept ETF shares, contact your financial advisor or other financial intermediary where your Acquired Fund shares are held.
Q.
How do I transfer my Acquired Fund(s) shares from a direct account to a brokerage account that accepts ETF shares?
A.
Transferring your shares from a direct account to a brokerage account that can accept shares of an ETF should be a simple process.  If you have a brokerage account or a relationship with a brokerage firm, please talk to your broker and inform the broker that you would like to transfer a mutual fund position that you hold directly with the applicable Acquired Fund into your brokerage account.  Also inform your broker that such an account will need to be set up to accept shares of an ETF.  If you don’t have a brokerage account or a relationship with a brokerage firm, you will need to open an account.
We suggest you provide your broker with a copy of your quarterly statement from the applicable Acquired Fund.  Your broker will require your account number with the Acquired Fund, which can be found on your statement.  Your broker will help you complete a form to initiate the transfer.  Once you sign that form, your broker will submit the form to the transfer agent directly, and the shares will be transferred into your brokerage account.  The sooner you initiate the transfer, the better.

Q.
How do I transfer my Acquired Fund(s) shares from a Non-Accommodating Brokerage Account to a Brokerage Account that accepts ETF shares?
A.
The broker where you hold the Acquired Fund(s) shares should be able to assist you in changing the characteristics of your brokerage account to an account that is permitted to invest in ETF shares.  Contact your broker right away to make the necessary changes to your account.
Q.
What will happen if I don’t have a Brokerage Account that can accept ETF shares at the time of the Reorganizations?
A.
If shares are held in an account that cannot accept ETF shares at the time of the Reorganizations, Acquiring Fund shares received in the Reorganizations will be held by a stock transfer agent, until a brokerage account is identified into which the stock transfer agent can transfer the shares, except as described under “Blocked Accounts” in this Information Statement/Prospectus. If Acquiring Fund shares are not transferred into a brokerage account within a year of the date of the Reorganizations, the Acquiring Fund shares will be converted to cash and the cash proceeds sent to the accountholder of record (subject to applicable federal or state laws concerning unclaimed property).  The one-year period may be extended at the applicable Acquiring Fund’s discretion. The conversion of Acquiring Fund shares to cash may be subject to fees and expenses and will be a taxable event.
Q.
What if I don’t want to hold ETF shares?
A.
If you don’t want to receive ETF shares in connection with the Reorganizations, you can exchange your shares of an Acquired Fund into another eligible Nomura Fund or redeem your shares of an Acquired Fund prior to the Reorganizations.  Before doing so, however, you should consider the tax consequences associated with either action. Exchanging or redeeming Acquired Fund shares may be a taxable event. The last day to exchange your shares of an Acquired Fund for shares of another Nomura Fund is five business days before the Reorganization Date. You can redeem shares of the Acquired Funds until one business day before the Reorganization Date.

INFORMATION STATEMENT/PROSPECTUS

THE REORGANIZATIONS	3
COMPARISON OF INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES, PRINCIPAL RISKS, AND FUNDAMENTAL INVESTMENT RESTRICTIONS	3
HOW DO THE INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES, PRINCIPAL RISKS, AND FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE ACQUIRED FUNDS COMPARE AGAINST THOSE OF THE CORRESPONDING ACQUIRING FUNDS?	3
COMPARISON OF THE FUNDS’ PORTFOLIO TURNOVER	11
WHAT IS THE HISTORICAL PORTFOLIO TURNOVER OF EACH OF THE FUNDS?	17
INFORMATION ABOUT THE FUNDS	17
WHAT ARE THE FEES AND EXPENSES OF EACH FUND AND WHAT ARE THE ANTICIPATED FEES AND EXPENSES AFTER THE REORGANIZATIONS?	17
HOW CAN I COMPARE THE COSTS OF INVESTING IN SHARES OF THE ACQUIRED FUNDS WITH THE COST OF INVESTING IN SHARES OF THE CORRESPONDING ACQUIRING FUND?	21
WHAT ARE THE GENERAL TAX CONSEQUENCES OF THE REORGANIZATIONS?	22
WHO MANAGES THE FUNDS?	22
HOW DO THE PERFORMANCE RECORDS OF THE FUNDS COMPARE?	24
WHERE CAN I FIND MORE FINANCIAL INFORMATION ABOUT THE FUNDS?	27
WHAT ARE OTHER KEY FEATURES OF THE FUNDS?	27
REASONS FOR THE REORGANIZATION	28
INFORMATION ABOUT THE REORGANIZATIONS AND THE PLAN	30
HOW WILL THE REORGANIZATIONS BE CARRIED OUT?	30
WHO WILL PAY THE EXPENSES OF THE REORGANIZATION?	30
WHAT ARE THE TAX CONSEQUENCES OF THE REORGANIZATION?	31
WHAT SHOULD I KNOW ABOUT SHARES OF THE ACQUIRED FUNDS AND ACQUIRING FUNDS?	33
WHAT ARE THE CAPITALIZATIONS OF THE FUNDS AND WHAT MIGHT THE CAPITALIZATION BE AFTER THE REORGANIZATIONS?	34
DO THE TRUSTEES AND OFFICERS OWN SHARES OF THE FUNDS?	35
WHO ARE THE CONTROL PERSONS AND OWNERS OF RECORD OR BENEFICIALLY 5% OR MORE OF ANY CLASS OF A FUND’S OUTSTANDING EQUITY SECURITIES?	35
MORE INFORMATION ABOUT THE FUNDS	39
EXHIBITS TO INFORMATION STATEMENT/PROSPECTUS	42
EXHIBIT A	A-1
EXHIBIT B	B-1
EXHIBIT C	C-1

x

NOMURA STRATEGIC INCOME FUND
(formerly, Macquarie Strategic Income Fund)
NOMURA SMID CAP CORE FUND
(formerly, Macquarie Smid Cap Core Fund)
100 Independence, 610 Market Street
Philadelphia, Pennsylvania 19106-2354
800 523-1918
INFORMATION STATEMENT/PROSPECTUS
Dated July 15, 2026
Acquisition of the Assets of: NOMURA STRATEGIC INCOME FUND (a series of Delaware Group Government Fund) By and in exchange for shares of: NOMURA STRATEGIC INCOME ETF (a series of Nomura ETF Trust II)

Acquisition of the Assets of: NOMURA SMID CAP CORE FUND (a series of Ivy Funds) By and in exchange for shares of: NOMURA SMALL AND MID CAP ETF (a series of Nomura ETF Trust II)
This Information Statement/Prospectus is being furnished to shareholders of Nomura Strategic Income Fund and Nomura Smid Cap Core Fund (each, an “Acquired Fund” and together, the “Acquired Funds”).
Nomura Strategic Income Fund and Nomura Smid Cap Core Fund will be reorganized into Nomura Strategic Income ETF and Nomura Small and Mid Cap ETF, respectively (each, an “Acquiring Fund” and together the “Acquiring Funds”), each such transaction, a “Reorganization” and collectively, the “Reorganizations,” on or about November 6, 2026 (the “Reorganization Date” or the “Closing Date”).
The Acquired Funds and Acquiring Funds together are referred to as the “Funds.”  Ivy Funds and Delaware Group Government Fund are referred to as the “Acquired Trusts”.  The Acquiring Funds are each series of Nomura ETF Trust II (the “Acquiring Trust” and together with the Acquired Trusts, the “Trusts”).
Pursuant to an Agreement and Plan of Reorganization (“Plan”): (i) all of the property and assets (“Assets”), of each Acquired Fund will be acquired by the corresponding Acquiring Fund, and (ii) the Acquiring Trust, on behalf of the corresponding Acquiring Fund, will assume the liabilities of the Acquired Fund, in exchange for shares of the Acquiring Fund. According to the Plan, each Acquired Fund will be liquidated and dissolved following the respective Reorganization. The Board of Trustees of each Trust (each, a “Board” and together, the “Boards”) have approved the Plan and applicable Reorganization.
Pursuant to each Plan, holders of each class of Acquired Fund shares will have their shares exchanged at net asset value (“NAV”) for exchange-traded fund (“ETF”) shares of equal value of the corresponding Acquiring Fund, less any cash received in lieu of fractional shares.

Each Fund is a diversified series of its respective trust. Delaware Management Company (“DMC” or the “Manager”), a series of Nomura Investment Management Business Trust (“NIMBT”) (a Delaware statutory trust), serves as the investment manager for the Funds. For Nomura Strategic Income Fund and Nomura Strategic Income ETF, Nomura Corporate Research and Asset Management (“Sub-Advisor”) serves as a sub-advisor.
This Information Statement/Prospectus sets forth the information that you should know about the Reorganizations. You should retain this Information Statement/Prospectus for future reference.  A Statement of Additional Information dated July 15, 2026 (the “SAI”), relating to this Information Statement/Prospectus, contains additional information about the Acquiring Funds and the Reorganizations, and has been filed with the US Securities and Exchange Commission (“SEC”) and is incorporated herein by reference.
The prospectuses of the Acquiring Funds (“Acquiring Fund Prospectuses”) are intended to provide you with information about each Acquiring Fund. The prospectuses of the Acquired Funds (“Acquired Fund Prospectuses”), as supplemented to date, provide additional information about the Acquired Funds and are incorporated herein by reference. Relevant information about the Acquired Fund Prospectuses and Acquiring Fund Prospectuses is as follows:
Acquired Fund Prospectuses	Acquiring Fund Prospectuses
Nomura Strategic Income Fund (formerly, Macquarie Strategic Income Fund) – dated December 1, 2025 (1933 Act File No. 002-97889)	Nomura Strategic Income ETF – dated July 13,2026 (1933 Act File No. 033-11235)
Nomura Smid Cap Core Fund (formerly, Macquarie Smid Cap Core Fund) – dated July 31, 2025 (1933 Act File No. 033-45961)	Nomura Small and Mid Cap ETF – dated July 13,2026 (1933 Act File No. 033-11235)
You can request a free copy of any of the Acquired Funds’ Prospectuses, SAIs, Annual Reports, Semiannual Reports, or other information such as the Acquired Funds’ financial statements by writing to the Acquired Funds at  P.O. Box 534437, Pittsburgh, PA 15253-4437 by regular mail or at Nomura Funds, Attention: 534437, 1350 Penn Avenue Suite 102, Pittsburgh, PA 15222 by overnight courier service, or call toll-free (800) 523-1918.
You may also request free copies of the Acquiring Funds’ prospectuses and SAIs by writing to the Acquiring Funds at Three Canal Plaza, Suite 100, Portland, ME 04101 by regular mail, or call toll-free (844) 469-9911.
Because the Acquiring Funds have not yet commenced operations, no shareholder reports are available for them.
Additional information about each Fund can be viewed online from the EDGAR database without charge on the SEC’s internet site at www.sec.gov.
WE ARE NOT ASKING YOU FOR A PROXY
AND YOU ARE REQUESTED NOT TO SEND US A PROXY.
The SEC has not approved or disapproved these securities or passed upon the adequacy of this Information Statement/Prospectus.  Any representation to the contrary is a criminal offense.

THE REORGANIZATIONS
At a meeting held on May 19-21, 2026, the Boards, including a majority of the Trustees of each Board who are not “interested persons”  (“Independent Trustees”) as defined by the Investment Company Act of 1940, as amended (“1940 Act”), on behalf of each of the Funds, considered the Reorganizations, and approved the Plan.
The Reorganizations will result in your Acquired Fund shares being exchanged for the Acquiring Fund shares equal in value (but having a different price per share) to your shares of the Acquired Fund(s). In particular, shareholders of  each share class of an Acquired Fund will have their shares exchanged at net asset value (the “NAV”) for ETF shares of equal value of the corresponding Acquiring Fund, less any cash received in lieu of fractional shares. This means that you will cease to be an Acquired Fund shareholder and will become an Acquiring Fund shareholder. This exchange will occur on a date agreed upon by the parties to the Plan, which is currently anticipated to occur on the Reorganization Date.
For the following reasons and the reasons set forth below under “Reasons for the Reorganizations,” the Board of each Trust has determined that each Reorganization is in the best interests of the applicable Fund and its shareholders.  Each Board has also determined that the interests of the existing shareholders of the applicable Fund will not be diluted as a result of the applicable Reorganization, based upon information provided to the respective Boards. In making these determinations, each Board noted the recommendation of DMC, the Funds’ investment manager, and considered the following, among other factors: (i) shareholders will benefit from the ETF structure and the appeal to investors of offering the investment strategy of each Acquired Fund as an ETF; (ii) the Acquiring Funds and each corresponding Acquired Fund have identical investment objectives, identical principal investment strategies, and identical fundamental investment restrictions, and have the same principal risks, except that the Acquiring Funds also have certain ETF-specific risks; (iii) each Acquiring Fund and the corresponding Acquired Fund have the same portfolio management team, including Nomura Corporate Research and Asset Management Inc. serving as sub-adviser for the Nomura Strategic Income ETF and for the Nomura Strategic Income Fund; (iv) each Acquiring Fund’s overall total expense ratios are expected to be lower after taking into consideration any fees waived and/or expenses reimbursed pursuant to expense limitation agreements agreed to by DMC; (v) the Plan was designed such that the Reorganizations would be tax-free reorganizations and the shares of the Acquiring Funds that would be received by the shareholders of the corresponding Acquired Fund in the exchange will be equal in aggregate NAV to the aggregate NAV of their shares of the respective Acquired Fund as of Reorganization Date, less any cash received in lieu of fractional shares; (vi) the plans for the ongoing management, distribution, and operation of the Acquiring Funds as an ETF will benefit tax conscious shareholders; (vii) shareholders will benefit from secondary market liquidity of the Acquiring Funds in that they will be able to purchase and sell shares of the Acquiring Funds throughout the trading day on the secondary market; (viii) shareholders will benefit from full daily transparency into the underlying portfolio holdings of the Acquiring Fund; (ix) shareholders of the Acquired Funds must have a brokerage account that is permitted to hold ETF shares in order to receive shares of the corresponding Acquiring Fund and the Acquiring Funds have engaged a stock transfer agent to hold the Acquiring Fund shares for each Acquired Fund shareholder who does not have an appropriate brokerage account at the time of the Reorganizations to provide a year from the Reorganization Date for such shareholders to establish brokerage accounts; (x) a vote of shareholders of the Acquired Funds is not required under the Trusts’ governing documents or the 1940 Act; (xi) the Acquiring Funds do not issue fractional shares so for some shareholders, fractional shares of the Acquired Funds will be redeemed at NAV on the Reorganization Date and result in a small cash payment, which will be taxable; and (xii) shareholders of the Acquired Funds may redeem or exchange their shares of the Acquired Funds prior to the Reorganizations if the shareholders do not wish to hold shares of an ETF. Each Board also considered that the applicable Reorganization met the conditions under Rule 17a-8 under the 1940 Act to be consummated without the vote of shareholders of the Acquired Funds or Acquiring Funds.
Comparison of investment objectives, PRINCIPAL INVESTMENT strategies, PRINCIPAL risks, AND FUNDAMENTAL investment restrictions
How do the investment objectives, principal investment strategies, principal risks, and fundamental investment restrictions of the Acquired Funds compare against those of the corresponding Acquiring Funds?
This section will help you compare the investment objectives, principal investment strategies, principal risks, and fundamental investment restrictions of the Acquired Funds and the Acquiring Funds. More complete information may be found in the Funds’ Prospectuses and SAIs.  For a complete description of the Acquiring Funds’ investment objectives, investment strategies, and risks, you should read each Acquiring Fund’s Prospectus.
In anticipation of the Reorganizations, the Acquired Funds may temporarily not meet their investment objective and/or may deviate from their principal investment strategies in advance of the closing of the Reorganizations.
REORGANIZATION OF NOMURA STRATEGIC INCOME FUND INTO NOMURA STRATEGIC INCOME ETF
Investment Objectives. The Acquired Fund and the Acquiring Fund have identical investment objectives, as described in each of their Prospectuses, and included below. Each Fund’s investment objective is nonfundamental and may be changed without shareholder approval.
Nomura Strategic Income Fund (Acquired Fund)	Nomura Strategic Income ETF (Acquiring Fund)
What is the Fund’s investment objective? Nomura Strategic Income Fund seeks high current income and, secondarily, long-term total return.	What is the Fund’s investment objective? Nomura Strategic Income ETF seeks high current income and, secondarily, long-term total return.
Principal Investment Strategies. The Acquired Fund and the Acquiring Fund employ the same principal investment strategies in seeking to achieve their respective objectives, as described in each of their Prospectuses, as supplemented to date, and included below.
Both the Acquired Fund and Acquiring Fund are classified as “diversified” and neither Fund will concentrate its investments in any one industry.
Under normal circumstances, each Fund invests at least 80% of their net assets, plus the amount of any borrowings for investment purposes, in US and foreign debt securities, including those in emerging markets (80% policy). Debt securities include all varieties of fixed, variable and floating rate income securities, including bonds, U.S. and foreign government and agency securities, corporate loans (and loan participations), collateralized loan obligations, and mortgage-backed securities and other asset-backed securities. To achieve each Fund’s investment objectives, DMC allocates investments among various sectors of debt securities and at any given time may have a substantial amount of its assets invested in any class of debt security.
In line with recently updated regulatory requirements, the Acquiring Fund discloses that for purposes of the Acquiring Fund’s 80% policy, emerging markets debt securities include debt securities that are (1) economically tied to an emerging market country or countries, (2) issued or guaranteed by a company domiciled or conducting significant business activities in an emerging market country, or (3) derivatives or pooled structures (such as exchange-traded funds) that are linked to emerging markets corporate debt securities. Emerging market countries include those currently considered to be developing or emerging countries by the World Bank, the United Nations, the countries’ governments, or in the judgment of the Acquiring Fund’s manager. Although the Acquired Fund does not currently disclose the above factors in its registration statement, the Acquired Fund uses the same factors to determine whether a security is an emerging markets debt security for purposes of its 80% investment policy.
Each Fund may invest up to 100% of its net assets in high yield, lower-quality debt securities (also known as “junk bonds”).
Each Fund may invest up to 100% of its net assets in foreign securities, including emerging markets securities. Each Fund’s total non-US dollar currency exposure may reach 100% of net assets. Each Fund may be subject to a high rate of portfolio turnover due to the way each Fund is managed.
Each Fund has appointed the Sub-Advisor as a sub-advisor for the Fund that is responsible for the day-to-day management of the high-yield fixed income securities sleeve of the Fund. In selecting high-yield, fixed income securities, the Sub-advisor to the each Fund uses a “Strong Horse” investment philosophy where the goal is to find companies that can carry their debt loads through the economic cycle, generating strong, sustainable cash flows that enable them to de-lever their balance sheets and improve their ratings. The Sub-Advisor follows an investment decision making process that follows three basic steps: (1) idea generation where the Sub-advisor seeks to identify trends in the market or situations where bond prices differ from fundamental risks; (2) credit research where the Sub-Advisor analyzes business risk, financial risk, bond deal structure, and sustainability risk; and (3) portfolio construction, where Sub-Advisor considers the top-down attributes of the portfolios, especially the ratings, industry and duration posture, while choosing investments driven by bottom-up fundamental research.
Each Fund may hold a substantial portion of its assets in cash or short-term fixed income obligations in unusual market conditions to meet redemption requests, for temporary defensive purposes, and pending investment. Each Fund may also use a wide range of derivatives instruments, typically including forward foreign currency contracts, options, futures contracts, options on futures contracts, and swaps. Each Fund may use derivatives for both hedging and non-hedging purposes. Therefore, each Fund may invest in: futures and options to manage duration and for defensive purposes, such as to protect gains or hedge against potential losses in the portfolio without actually selling a security, or to stay fully invested; forward foreign currency contracts to manage foreign currency exposure; interest rate swaps to neutralize the impact of interest rate changes; credit default swaps to hedge against a credit event, to gain exposure to certain securities or markets, or to enhance total return; and index swaps to enhance return or to affect diversification.
Each Fund’s 80% policy is nonfundamental and may be changed without shareholder approval. A Fund’s shareholders would be given at least 60 days’ notice prior to any such change.
Nomura Strategic Income Fund (Acquired Fund)	Nomura Strategic Income ETF (Acquiring Fund)
What are the Acquired Fund’s principal investment strategies?
Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in US and foreign debt securities, including those in emerging markets (80% policy). Debt securities include all varieties of fixed, variable and floating rate income securities, including bonds, US and foreign government and agency securities, corporate loans (and loan participations), and mortgage-backed securities and other asset-backed securities. To achieve the Fund’s investment objectives, the Manager will allocate investments among various sectors of debt securities and at any given time may have a substantial amount of its assets invested in any class of debt security.
The Fund may invest up to 100% of its net assets in high yield, lower-quality debt securities (also known as “junk bonds”).
The Fund may invest up to 100% of its net assets in foreign securities, including emerging markets securities. The Fund’s total non-US dollar currency exposure may reach 100% of net assets. Due to the manner in which the Fund is managed, it may be subject to a high rate of portfolio turnover.
The Manager has appointed Nomura Corporate Research and Asset Management Inc. (“NCRAM”) to serve as a sub-advisor for the Fund. NCRAM is responsible for the day-to-day investment management of the portion of the Fund that invests in high-yield, fixed income securities. The Manager

What are the Acquiring Fund’s principal investment strategies?
The Fund is an actively managed ETF that, under normal circumstances, invests at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in US and foreign debt securities, including those in emerging markets (80% policy). Debt securities include all varieties of fixed, variable and floating rate income securities, including bonds, US and foreign government and agency securities, corporate loans (and loan participations), collateralized loan obligations, and mortgage-backed securities and other asset-backed securities. To achieve the Fund’s investment objectives, the Manager will allocate investments among various sectors of debt securities and at any given time may have a substantial amount of its assets invested in any class of debt security.
For purposes of the Fund’s 80% policy, emerging markets debt securities include debt securities that are (1) economically tied to an emerging market country or countries, (2) issued or guaranteed by a company domiciled or conducting significant business activities in an emerging market country, or (3) derivatives or pooled structures (such as exchange-traded funds) that are linked to emerging markets corporate debt securities. Emerging market countries include those currently considered to be developing or emerging countries by the World Bank, the United Nations, the countries’ governments, or in the judgment of the Manager.
The Fund may invest up to 100% of its net assets in

may change this allocation at any time. NCRAM selects investments for its portion of the Fund based on NCRAM’s own investment style and strategy.
The Fund may hold a substantial portion of its assets in cash or short-term fixed income obligations in unusual market conditions to meet redemption requests, for temporary defensive purposes, and pending investment. The Fund may also use a wide range of derivatives instruments, typically including forward foreign currency contracts, options, futures contracts, options on futures contracts, and swaps. The Fund may use derivatives for both hedging and nonhedging purposes. For example, the Fund may invest in: futures and options to manage duration and for defensive purposes, such as to protect gains or hedge against potential losses in the portfolio without actually selling a security, or to stay fully invested; forward foreign currency contracts to manage foreign currency exposure; interest rate swaps to neutralize the impact of interest rate changes; credit default swaps to hedge against a credit event, to gain exposure to certain securities or markets, or to enhance total return; and index swaps to enhance return or to affect diversification.
The 80% policy is  nonfundamental and may be changed without shareholder approval. Fund shareholders would be given at least 60 days’ notice prior to any such change.

high yield, lower-quality debt securities (also known as “junk bonds”).
The Fund may invest up to 100% of its net assets in foreign securities, including emerging markets securities. The Fund’s total non-US dollar currency exposure may reach 100% of net assets. Due to the manner in which the Fund is managed, it may be subject to a high rate of portfolio turnover.
The Manager has appointed Nomura Corporate Research and Asset Management Inc. (“NCRAM”) to serve as a sub-advisor for the Fund. NCRAM is responsible for the day-to-day investment management of the portion of the Fund that invests in high-yield, fixed income securities. The Manager may change this allocation at any time. NCRAM selects investments for its portion of the Fund based on NCRAM’s own investment style and strategy.
The Fund may hold a substantial portion of its assets in cash or short-term fixed income obligations in unusual market conditions to meet redemption requests, for temporary defensive purposes, and pending investment. The Fund may also use a wide range of derivatives instruments, typically including forward foreign currency contracts, options, futures contracts, options on futures contracts, and swaps. The Fund may use derivatives for both hedging and non-hedging purposes. For example, the Fund may invest in: futures and options to manage duration and for defensive purposes, such as to protect gains or hedge against potential losses in the portfolio without actually selling a security, or to stay fully invested; forward foreign currency contracts to manage foreign currency exposure; interest rate swaps to neutralize the impact of interest rate changes; credit default swaps to hedge against a credit event, to gain exposure to certain securities or markets, or to enhance total return; and index swaps to enhance return or to affect diversification.
The 80% policy is nonfundamental and may be changed without shareholder approval. Fund shareholders would be given at least 60 days’ notice prior to any such change.

Principal Investment Risks. Investing in any mutual fund or ETF involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in a Fund will increase and decrease according to changes in the value of the securities in the Fund’s portfolio. An investment in a Fund may not be appropriate for all investors. Each Fund’s principal risks, as listed in their Prospectuses, are included below.
The risks associated with an investment in the Acquired Fund and Acquiring Fund are identical, except that the Acquiring Fund is subject to certain risks unique to operating as an ETF.  Below the principal risks for the Acquired Fund and Acquiring Funds are identified followed by a description of each risk.

Acquired Fund	Acquiring Fund
Market risk	Market risk
Interest rate risk	Interest rate risk
Credit risk	Credit risk
High yield (junk) bond risk	High yield (junk) bond risk
Liquidity risk	Liquidity risk
Loans and other direct indebtedness	Loans and other direct indebtedness
Adjustable rate securities risk	Adjustable rate securities risk
Foreign and emerging markets risk	Foreign and emerging markets risk
Currency risk	Currency risk
Derivatives risk	Derivatives risk
Leveraging risk	Leveraging risk
Mortgage-backed and asset-backed securities	Mortgage-backed and asset-backed securities
Collateralized loan obligation risk	Collateralized loan obligation risk
Prepayment risk	Prepayment risk
Valuation risk	Valuation risk
Portfolio turnover risk	Portfolio turnover risk
US government securities risk	US government securities risk
Government and regulatory risk	Government and regulatory risk
Active management and selection risk	Active management and selection risk
ETF risk - Authorized participants, market making and liquidity providers concentration risk - Cash transaction risk - Secondary market trading risk - Shares may trade at prices other than NAV risk
Market risk (Acquired Fund and Acquiring Fund) — The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.
Interest rate risk (Acquired Fund and Acquiring Fund) — The risk that the prices of bonds and other fixed income securities will increase as interest rates fall and decrease as interest rates rise. Interest rate changes are influenced by a number of factors, such as government policy, monetary policy, inflation expectations, and the supply and demand of bonds. Bonds and other fixed income securities with longer maturities or duration generally are more sensitive to interest rate changes. A fund may be subject to a greater risk of rising interest rates when interest rates are low or inflation rates are high or rising.
Credit risk (Acquired Fund and Acquiring Fund) — The risk that an issuer of a debt security, including a governmental issuer or an entity that insures a bond, may be unable to make interest payments and/or repay principal in a timely manner.
High yield (junk) bond risk (Acquired Fund and Acquiring Fund) — The risk that high yield securities, commonly known as “junk bonds,” are subject to reduced creditworthiness of issuers, increased risk of default, and a more limited and less liquid secondary market. High yield securities may also be subject to greater price volatility and risk of loss of income and principal than are higher-rated securities.
Liquidity risk (Acquired Fund and Acquiring Fund) — The possibility that investments cannot be readily sold within seven calendar days at approximately the price at which a fund has valued them.
Loans and other direct indebtedness risk (Acquired Fund and Acquiring Fund) — The risk that a fund will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower and the lending institution. A fund’s ability to sell its loans or to realize their full value upon sale may also be impaired due to the lack of an active trading market, irregular trading activity, wide bid/ask spreads, contractual restrictions, and extended trade settlement periods. In addition, certain loans in which a fund invests may not be considered securities. A fund therefore may not be able to rely upon the anti-fraud provisions of the federal securities laws with respect to these investments.
Adjustable rate securities risk (Acquired Fund and Acquiring Fund) — During periods of rising interest rates, because changes in interest rates on adjustable rate securities may lag behind changes in market rates, the value of such securities may decline until their interest rates reset to market rates. During periods of declining interest rates, because the interest rates on adjustable rate securities generally reset downward, their market value is unlikely to rise to the same extent as the value of comparable fixed rate securities.
Foreign and emerging markets risk (Acquired Fund and Acquiring Fund) — The risk that investments in foreign securities (particularly those of issuers in emerging markets) may be adversely affected by political instability; changes in currency exchange rates; inefficient markets and higher transaction costs; foreign economic conditions; the imposition of economic or trade sanctions; or inadequate or different regulatory and accounting standards. Securities of issuers in emerging markets may be subject to greater risks than securities of issuers in more developed foreign markets because, among other things, emerging markets may have less stable political and economic environments. In addition, there often is substantially less publicly available information about issuers and such information tends to be of a lesser quality. Economic markets and structures tend to be less mature and diverse and the securities markets may also be smaller, less liquid, and subject to greater price volatility. In addition, where all or a portion of the fund’s underlying securities trade in a market that is closed when the market in which a fund’s shares are listed and trading is open, there may be differences between the last quote from the security’s closed foreign market and the value of the security during the fund’s domestic trading day. This in turn could lead to differences between the market price of a fund’s shares and the underlying value of those shares.
Currency risk (Acquired Fund and Acquiring Fund) — The risk that fluctuations in exchange rates between the US dollar and foreign currencies and between various foreign currencies may cause the value of an investment to decline.
Derivatives risk (Acquired Fund and Acquiring Fund) — Derivatives contracts, such as futures, forward foreign currency contracts, options, and swaps, may involve additional expenses (such as the payment of premiums) and are subject to significant loss if a security, index, reference rate, or other asset or market factor to which a derivatives contract is associated, moves in an unanticipated direction.  When used for hedging, the change in value of the derivatives instrument may also not correlate specifically with the currency, rate, or other risk being hedged, in which case a fund may not realize the intended benefits. Derivatives contracts are also subject to the risk that the counterparty may fail to perform its obligations under the contract due to, among other reasons, financial difficulties (such as a bankruptcy or reorganization).
Leveraging risk (Acquired Fund and Acquiring Fund) — The risk that certain fund transactions, such as reverse repurchase agreements, short sales, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivatives instruments, may give rise to leverage, causing a fund to be more volatile than if it had not been leveraged, which may result in increased losses to the fund.
Mortgage-backed and asset-backed securities risk (Acquired Fund and Acquiring Fund) — Mortgage-backed and asset-backed securities, like other fixed income securities, are subject to credit risk and interest rate risk, and may also be subject to prepayment risk and extension risk. Prepayment risk is the risk that the principal on mortgage-backed or asset-backed securities may be prepaid at any time, which will reduce the yield and market value of the securities and may cause the fund to reinvest the proceeds in lower yielding securities. Extension risk is the risk that principal on mortgage-backed or asset-backed securities will be repaid more slowly than expected, which may reduce the proceeds available for reinvestment in higher yielding securities. In addition, mortgage-backed and asset-backed securities may decline in value, become more volatile, face difficulties in valuation, or experience reduced liquidity due to changes in interest rates or general economic conditions. Certain mortgage-backed or asset-backed securities, such as  collateralized mortgage obligations, real estate mortgage investment conduits, and stripped mortgage-backed securities, may be more susceptible to these risks than other mortgage-backed, asset-backed, or fixed-income securities.
Collateralized loan obligation risk (Acquired Fund and Acquiring Fund) — The risks of investing in  collateralized loan obligations (CLOs) include liquidity risk, interest rate risk, credit risk, prepayment risk, valuation risk, and the risk of default of the underlying asset, among others, and represent both the economic risks of the underlying loans held by the CLO as well as the risks associated with the CLO structure governing the priority of payments. The degree of such risk will generally correspond to the specific tranche in which a fund is invested, with lower-rated CLO tranches often subordinate to higher-rated tranches in terms of payment priority and therefore subject to relatively greater risk. To the extent a CLO or its underlying loans experience default or are having difficulty making principal and/or interest payments, CLOs could experience losses due to actual defaults, market anticipation of defaults, or negative market sentiment toward CLO securities as an asset class. These risks may be exacerbated to the extent that a fund invests in CLO securities that are rated below investment grade.
Prepayment risk (Acquired Fund and Acquiring Fund) — The risk that the principal on a bond that is held by a fund will be prepaid prior to maturity at a time when interest rates are lower than what that bond was paying. A fund may then have to reinvest that money at a lower interest rate.
Valuation risk (Acquired Fund and Acquiring Fund) — The risk that a less liquid secondary market may make it more difficult for a  fund  to obtain precise valuations of certain securities in its portfolio.
Portfolio turnover risk (Acquired Fund and Acquiring Fund) — High portfolio turnover rates may increase a fund’s transaction costs and lower returns.
US government securities risk (Acquired Fund and Acquiring Fund) — The risk that certain US government securities, such as securities issued by Fannie Mae, Freddie Mac and the Federal Home Loan Bank system (FHLB), are not backed by the “faith and credit” of the US government and, instead, may be supported only by the credit of the issuer or by the right of the issuer to borrow from the US Treasury.
Government and regulatory risk (Acquired Fund and Acquiring Fund) — The risk that governments or regulatory authorities may take actions that could adversely affect various sectors of the securities markets and affect fund performance.
Active management and selection risk (Acquired Fund and Acquiring Fund) — The risk that the securities selected by a fund’s management will underperform the markets, the relevant indices, or the securities selected by other funds with similar investment objectives and investment strategies. The securities and sectors selected may vary from the securities and sectors included in the relevant index.
ETF risk (Acquiring Fund) — The Acquiring Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks: “Authorized participants, market makers and liquidity providers concentration risk,” “Cash transactions risk,” “Secondary market trading risk” and “Shares may trade at prices other than NAV risk.”
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Authorized participants, market makers and liquidity providers concentration risk — Only authorized participants (“APs”) may engage in creation or redemption transactions directly with the Acquiring Fund. The Acquiring Fund has a limited number of financial institutions that are institutional investors and may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace, and they have no obligation to submit creation or redemption orders. To the extent either of the following events occur, the Acquiring Fund’s shares may trade at a material discount to net asset value (“NAV”) and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions. These events, among others, may lead to the Acquiring Fund’s shares trading at a premium or discount to NAV. A diminished market for an ETF’s shares substantially increases the risk that a shareholder may pay considerably more or receive significantly less than the underlying value of the ETF shares bought or sold.
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Cash transactions risk — The Acquiring Fund may effect some or all of its creations and redemptions for cash, rather than in-kind securities. As a result, the Acquiring Fund may have to sell portfolio securities at inopportune times in order to obtain the cash needed to meet redemption orders. This may cause the Acquiring Fund to sell a security and recognize a capital gain or loss that might not have been incurred if it had made a redemption in-kind. The use of cash creations and redemptions may also cause the Acquiring Fund’s shares to trade in the market at wider bid-

ask spreads or greater premiums or discounts to the Acquiring Fund’s NAV.
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Secondary market trading risk — Although the Acquiring Fund’s shares are listed on a national securities exchange, NYSE Arca (“Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in the Acquiring Fund’s shares on the Exchange may be halted. An exchange or market may also issue trading halts on specific securities or financial instruments. As a result, the ability to trade certain securities or financial instruments may be restricted, which may disrupt the Acquiring Fund’s creation/redemption process or affect the price at which shares trade in the secondary market.
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Shares may trade at prices other than NAV risk — As with all ETFs, shares of the Acquiring Fund may be bought and sold in the secondary market at market prices. The Acquiring Fund’s NAV is calculated at the end of each business day and fluctuates with changes in the market value of the Acquiring Fund’s holdings, while the trading price of the shares fluctuates continuously throughout trading hours on the Exchange, based on both the relative market supply of, and demand for, the shares and the underlying value of the Acquiring Fund’s holdings. As a result, although it is expected that the market price of the Acquiring Fund’s shares will approximate the Acquiring Fund’s NAV, there may be times when the market price of the Acquiring Fund’s shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). This risk is heightened in times of market volatility or periods of steep market declines.
Fundamental Investment Restrictions. The Funds have adopted identical fundamental investment restrictions, which cannot be changed without approval of a 1940 Act Majority Vote.  The Funds’ fundamental investment restrictions are detailed below. Please see each Fund’s SAI.
The following, set forth in their entirety, are the Funds’ fundamental investment restrictions, which cannot be changed without shareholder approval for the affected Fund. For this purpose, shareholder approval for a Fund means the approval, at a meeting of Fund shareholders, by the lesser of (1) 67% or more of the Fund’s voting securities present at the meeting, if more than 50% of the Fund’s outstanding voting securities are present in person or by proxy or (2) more than 50% of the Fund's outstanding voting securities. Except for the limitation on borrowing, the percentage limitations contained in the restrictions and policies set forth herein apply at the time of purchase of securities. Subsequent changes in value that result from market fluctuations generally will not require a Fund to sell any portfolio security to comply with these limitations.
Each Fund shall not:
1. Make investments that will result in the concentration (as that term may be defined in the 1940 Act, any rule or order thereunder, or  SEC staff interpretation thereof) of its investments in the securities of issuers primarily engaged in the same industry, provided that this restriction does not limit the Fund from investing in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or in tax-exempt obligations.
2. Borrow money or issue senior securities, except as the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, may permit.
3. Underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition, or resale of its portfolio securities under circumstances where it may be considered to be an underwriter under the Securities Act of 1933, as amended (the “1933 Act”).
4. Purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.
5. Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

6. Make personal loans or loans of its assets to persons who control or are under common control with a Fund, except as the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, may permit. This restriction does not prevent a Fund from, among other things, purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker/dealers or institutional investors, or investing in loans, including assignments and participation interests.
Nonfundamental Investment Restrictions. In addition to the fundamental investment policies and investment restrictions described above, and the various general investment policies described in the Prospectuses, each Fund will be subject to the following investment restriction, which is considered nonfundamental and may be changed by the Board without shareholder approval:
Each Fund may not invest more than 15% of its net assets in securities that it cannot sell or dispose of in the ordinary course of business within seven days at approximately the value that the Fund has valued the investment.
For purposes of each Fund’s concentration policy (i.e., investing more than 25% of its net assets in the securities of issuers primarily engaged in the same industry), each Fund intends to comply with the SEC staff position that securities issued or guaranteed as to principal and interest by any single foreign government are considered to be securities of issuers in the same industry or group of industries. In applying each Fund’s policy on concentration: (i) utility companies will be divided according to their services, for example, gas, gas transmission, electric, and telephone will each be considered a separate industry; (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance, and diversified finance will each be considered a separate industry; and (iii) asset-backed securities will be classified according to the underlying assets securing such securities.
The exemption from the fundamental investment limitation on concentration described above does not apply to private activity bonds that generate taxable income for alternative minimum tax purposes.
Except for the Funds’ policy with respect to borrowing, any investment restriction or limitation that involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after an acquisition of securities or a utilization of assets and such excess results therefrom.
Comparison of the Funds’ Portfolio Turnover
Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect Fund performance. Because the Acquiring Fund has not yet commenced operations, no portfolio turnover rate is available for the Acquiring Fund.
During the fiscal years ended July 31, 2024 and July 31, 2025, the Acquired Fund’s portfolio turnover rate was 160% and 106%, respectively. The Acquired Fund’s portfolio turnover rate increased substantially during the year ended July 31, 2024 due to a change in the Fund’s portfolio managers and associated repositioning.
REORGANIZATION OF NOMURA SMID CAP CORE FUND INTO NOMURA SMALL AND MID CAP ETF
Investment Objectives. The Acquired Fund and the Acquiring Fund have identical investment objectives, as described in each of their Prospectuses, and included below. Each Fund’s investment objective is nonfundamental and may be changed without shareholder approval.
Nomura Smid Cap Core Fund (Acquired Fund)	Nomura Small and Mid Cap ETF (Acquiring Fund)
What is the Fund’s investment objective? Nomura Smid Cap Core Fund seeks to provide capital appreciation.	What is the Fund’s investment objective? Nomura Small and Mid Cap ETF seeks to provide capital appreciation.

Principal Investment Strategies. The Acquired Fund and the Acquiring Fund employ the same principal investment strategies in seeking to achieve their respective objectives, as described in each of their Prospectuses, and included below.
Both the Acquired Fund and Acquiring Fund are classified as “diversified” and neither Fund will concentrate its investments in any one industry.
Each Fund seeks to achieve its objective by investing primarily in various types of equity securities of small- and mid-capitalization companies that DMC believes have the greatest potential for capital appreciation. Under normal circumstances, at least 80% of each Fund’s net assets (plus the amount of any borrowings for investment purposes) are invested, at the time of purchase, in common stocks of small- and mid-capitalization companies. For each Fund, small-capitalization companies typically are companies with market capitalizations similar to those of issuers included in the Russell 2500TM Index at the time of purchase and mid-capitalization companies are those within the market capitalization range of the Russell Midcap® Index at the time of purchase.
DMC researches individual companies and analyzes economic and market conditions, seeking to identify the securities or market sectors that it believes are the best investments for the Funds. The following are descriptions of how the portfolio management team pursues the Funds’ investment objective. DMC strives to identify stocks of small- and mid-capitalization companies that it believes offer above-average opportunities for long-term price appreciation based on: (1) attractive valuations, (2) growth prospects, and (3) strong cash flow. The Funds employ bottom-up (stock-by-stock) security selection utilizing quantitative screens, fundamental research, and risk control to evaluate stocks based on both growth and value characteristics. DMC typically uses a quantitative screen that ranks the attractiveness of an investment based on a combination of valuation measures, earnings expectations, cash flow, and balance-sheet quality. In further evaluating the attractiveness of an investment, DMC considers factors such as business conditions in the company’s industry and its competitive position in that industry. DMC conducts fundamental research on certain investments, which often includes reviewing SEC filings, examining financial statements, and meeting with top-level company executives. When constructing each Fund’s portfolio, DMC applies controls to ensure the portfolio has risk characteristics that it deems acceptable. These characteristics include, but are not limited to, size, valuation, growth, yield, and earnings consistency. This risk profile is then compared to the benchmark index to ensure the portfolio does not have any unintended risk exposure.
Nomura Smid Cap Core Fund (Acquired Fund)	Nomura Small and Mid Cap ETF (Acquiring Fund)
What are the Acquired Fund’s principal investment strategies?
Nomura Smid Cap Core Fund seeks to achieve its objective by investing primarily in various types of equity securities of small- and mid-capitalization companies that the Manager believes have the greatest potential for capital appreciation. Under normal circumstances, at least 80% of the Fund’s net assets will be invested, at the time of purchase, in common stocks of small-and mid-capitalization companies. For purposes of this Fund, small-capitalization companies typically are companies with market capitalizations similar to those of issuers included in the Russell 2500TM Index at the time of purchase and mid-capitalization companies are those within the market capitalization range of the Russell Midcap® Index at the time of purchase.
The Manager researches individual companies and analyzes economic and market conditions, seeking to identify the securities or market sectors that it believes are the best investments for the Fund. The

What are the Acquiring Fund’s principal investment strategies?
The Nomura Small and Mid Cap ETF is an actively managed ETF that seeks to achieve its objective by investing primarily in various types of equity securities of small- and mid-capitalization companies that the Manager believes have the greatest potential for capital appreciation. Under normal circumstances, at least 80% of the value of the Fund’s net assets, plus the amount of any borrowings for investment purposes, will be invested, at the time of purchase, in common stocks of small- and mid-capitalization companies (80% policy). For purposes of the Fund’s 80% policy, small-capitalization companies typically are companies with market capitalizations similar to those of issuers included in the Russell 2500TM Index at the time of purchase and mid-capitalization companies are those within the market capitalization range of the Russell Midcap® Index at the time of purchase. As of June 30, 2026, the range of market capitalizations for the Russell 2500TM Index was between approximately $45 million and $30.6 following are descriptions of how the portfolio management team pursues the Fund’s investment objective. The Manager strives to identify stocks of small companies that it believes offer above-average opportunities for long-term price appreciation based on: (1) attractive valuations, (2) growth prospects, and (3) strong cash flow. The Fund employs bottom-up (stock-by-stock) security selection utilizing quantitative screens, fundamental research, and risk control to evaluate stocks based on both growth and value characteristics. The Manager typically uses a quantitative screen that ranks the attractiveness of an investment based on a combination of valuation measures, earnings expectations, cash flow, and balance-sheet quality. In further evaluating the attractiveness of an investment, the Manager considers factors such as business conditions in the company’s industry and its competitive position in that industry. The Manager conducts fundamental research on certain investments, which often includes reviewing US Securities and Exchange Commission (SEC) filings, examining financial statements, and meeting with top-level company executives. When constructing the portfolio, the Manager applies controls to ensure the portfolio has risk characteristics that it deems acceptable. These characteristics include, but are not limited to, size, valuation, growth, yield, and earnings consistency. This risk profile is then compared to the benchmark index to ensure the portfolio does not have any unintended risk exposure.

billion, and the range of market capitalizations for the Russell Midcap Index was between approximately $717 million and $92.6 billion.
The Manager researches individual companies and analyzes economic and market conditions, seeking to identify the securities or market sectors that it believes are the best investments for the Fund. The following are descriptions of how the portfolio management team pursues the Fund’s investment objective. The Manager strives to identify stocks of small- and mid-capitalization companies that it believes offer above-average opportunities for long-term price appreciation based on: (1) attractive valuations, (2) growth prospects, and (3) strong cash flow. The Fund employs bottom-up (stock-by-stock) security selection utilizing quantitative screens, fundamental research, and risk control to evaluate stocks based on both growth and value characteristics. The Manager typically uses a quantitative screen that ranks the attractiveness of an investment based on a combination of valuation measures, earnings expectations, cash flow, and balance-sheet quality. In further evaluating the attractiveness of an investment, the Manager considers factors such as business conditions in the company’s industry and its competitive position in that industry. The Manager conducts fundamental research on certain investments, which often includes reviewing US Securities and Exchange Commission (SEC) filings, examining financial statements, and meeting with top-level company executives. When constructing the portfolio, the Manager applies controls to ensure the portfolio has risk characteristics that it deems acceptable. These characteristics include, but are not limited to, size, valuation, growth, yield, and earnings consistency. This risk profile is then compared to the benchmark index to ensure the portfolio does not have any unintended risk exposure.
The 80% policy is nonfundamental and may be changed without shareholder approval. Fund shareholders would be given at least 60 days’ notice prior to any such change.

Principal Investment Risks. Investing in any mutual fund or ETF involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in a Fund will increase and decrease according to changes in the value of the securities in the Fund’s portfolio. An investment in a Fund may not be appropriate for all investors. Each Fund’s principal risks, as listed in their Prospectuses, are included below.
The risks associated with an investment in the Acquired Fund and Acquiring Fund are identical, except that the Acquiring Fund is subject to certain risks unique to operating as an ETF.  Below the principal risks for the Acquired Fund and Acquiring Funds are identified followed by a description of each risk.

Acquired Fund	Acquiring Fund
Market risk	Market risk
Company size risk	Company size risk
Industry and sector risk	Industry and sector risk
Industrials sector risk	Industrials sector risk
Interest rate risk	Interest rate risk
Liquidity risk	Liquidity risk
Government and regulatory risk	Government and regulatory risk
Active management and selection risk	Active management and selection risk
ETF risk - Authorized participants, market making and liquidity providers concentration risk - Secondary market trading risk - Shares may trade at prices other than NAV risk
Market risk (Acquired Fund and Acquiring Fund) — The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.
Company size risk (Acquired Fund and Acquiring Fund) — The risk that investments in small- and/or medium-sized companies may be more volatile than those of larger companies because of limited financial resources or dependence on narrow product lines.
Industry and sector risk (Acquired Fund and Acquiring Fund) — The risk that the value of securities in a particular industry or sector (such as industrials) will decline because of changing expectations for the performance of that industry or sector.
Industrials sector risk (Acquired Fund and Acquiring Fund) — The risk that the value of a fund’s shares will be affected by factors particular to the industrials and related sectors (such as government regulation) and may fluctuate more widely than that of a fund that invests in a broad range of sectors.
Interest rate risk (Acquired Fund and Acquiring Fund) — The risk that securities will decrease in value if interest rates rise. The risk is generally associated with bonds; however, because small- and medium-sized companies and companies in the real estate sector often borrow money to finance their operations, they may be adversely affected by rising interest rates. A fund may be subject to a greater risk of rising interest rates when interest rates are low or inflation rates are high or rising.
Liquidity risk (Acquired Fund and Acquiring Fund) — The possibility that investments cannot be readily sold within seven calendar days at approximately the price at which a fund has valued them.
Government and regulatory risk (Acquired Fund and Acquiring Fund) — The risk that governments or regulatory authorities may take actions that could adversely affect various sectors of the securities markets and affect fund performance.
Active management and selection risk (Acquired Fund and Acquiring Fund) — The risk that the securities selected by a fund’s management will underperform the markets, the relevant indices, or the securities selected by other funds with similar investment objectives and investment strategies. The securities and sectors selected may vary from the securities and sectors included in the relevant index.
ETF risk (Acquiring Fund) — The Acquiring Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks: “Authorized participants, market makers and liquidity providers concentration risk,” “Secondary Market Trading Risk” and “Shares may trade at prices other than NAV risk.”
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Authorized participants, market makers and liquidity providers concentration risk — Only authorized participants (“APs”) may engage in creation or redemption transactions directly with the Acquiring Fund. The Acquiring Fund has a limited number of financial institutions that are institutional investors and may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace, and they have no obligation to submit creation or redemption orders. To the extent either of the following events occur, the Acquiring Fund’s shares may trade at a material discount to net asset value (“NAV”) and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions. These events, among others, may lead to the Acquiring Fund’s shares trading at a premium or discount to NAV. A diminished market for an ETF’s shares substantially increases the risk that a shareholder may pay considerably more or receive significantly less than the underlying value of the ETF shares bought or sold.
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Secondary market trading risk — Although the Acquiring Fund’s shares are listed on a national securities exchange, NYSE Arca, Inc. (“Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in the Acquiring Fund’s shares on the Exchange may be halted. An exchange or market may also issue trading halts on specific securities or financial instruments. As a result, the ability to trade certain securities or financial instruments may be restricted, which may disrupt the Acquiring Fund’s creation/redemption process or affect the price at which shares trade in the secondary market.
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Shares may trade at prices other than NAV risk — As with all ETFs, shares of the Acquiring Fund may be bought and sold in the secondary market at market prices. The Acquiring Fund’s NAV is calculated at the end of each business day and fluctuates with changes in the market value of the Acquiring Fund’s holdings, while the trading price of the shares fluctuates continuously throughout trading hours on the Exchange, based on both the relative market supply of, and demand for, the shares and the underlying value of the Acquiring Fund’s holdings. As a result, although it is expected that the market price of the Acquiring Fund’s shares will approximate the Acquiring Fund’s NAV, there may be times when the market price of the Acquiring Fund’s shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). This risk is heightened in times of market volatility or periods of steep market declines.
Fundamental Investment Restrictions. The Funds have adopted identical fundamental investment restrictions, which cannot be changed without approval of a 1940 Act Majority Vote.  The Funds’ fundamental investment restrictions are detailed below. Please see each Fund’s SAI.
The following, set forth in their entirety, are the Funds' fundamental investment restrictions, which cannot be changed without shareholder approval for the affected Fund. For this purpose, shareholder approval for a Fund means the approval, at a meeting of Fund shareholders, by the lesser of (1) 67% or more of the Fund's voting securities present at the meeting, if more than 50% of the Fund's outstanding voting securities are present in person or by proxy or (2) more than 50% of the Fund's outstanding voting securities. If a percentage restriction is adhered to at the time of an investment or transaction, later changes in the percentage resulting from a change in value of portfolio securities or amount of total assets will not be considered a violation of the restriction. As to each Fund (unless otherwise specified):
1.
The Fund may not borrow money except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.
2.
The Fund may not engage in the business of underwriting the securities of other issuers, except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.
3.
The Fund may lend money or other assets to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

4.
The Fund may not issue senior securities except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.
5.
The Fund may not purchase or sell real estate except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.
6.
The Fund may not purchase or sell commodities or contracts related to commodities except to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.
7.
The Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the US government or any of its agencies or instrumentalities, securities of other investment companies and “tax-exempt securities” (i.e., securities the interest on which is not subject to federal income tax) or such other securities as may be excluded for this purpose under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief) if, as a result, such purchase would result in the concentration (as that term may be defined in the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief) of its investments in securities of issuers in any one industry.
Nonfundamental Investment Restrictions. In addition to the fundamental investment policies and investment restrictions described above, and the various general investment policies described in the Prospectus, each Fund will be subject to the following investment restrictions, which are considered nonfundamental and may be changed by the applicable Board without shareholder approval:
1.         Investment in other investment companies:
Each Fund may buy shares of other investment companies only to the extent permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief. A Fund whose shares are acquired by another fund in accordance with Section 12(d)(1)(G) of the 1940 Act shall not purchase securities of a registered open-end investment company or registered unit investment trust in reliance on either Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.
2.        Investment in illiquid securities:
Each Fund may not purchase a security if, as a result, more than 15% of its net assets would consist of illiquid investments.
3.        Investment in debt securities:
Each Fund may invest up to 10% of its total assets in non-investment grade debt securities.
4.        Investment in foreign securities:
Each Fund may not invest more than 25% of its total assets in foreign securities.
5.        Investment in Financial Instruments:
Each Fund may invest in Financial Instruments if it is permitted to invest in the type of asset by which the return on, or value of, the Financial Instrument primarily is measured.
6.        Restrictions on selling short:
Each Fund may engage in short sales to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.
7.        Diversification:
For each Fund, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief, the Fund may not, with respect to 75% of the Fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the US government or any of its agencies or instrumentalities, and securities of other investment companies) if, as a result, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.
8.        Other Current Restrictions:
Each Fund may not invest more than 20% of its total assets in cash or cash equivalents. However, for temporary or defensive purposes, each Fund may invest in cash or cash equivalents without limitation.
An investment policy or restriction that states a maximum percentage of a Fund's assets that may be so invested or prescribes quality standards typically is applied immediately after, and based on, the Fund's acquisition of an asset. Accordingly, a subsequent change in the asset's value, net assets, or other circumstances will not be considered when determining whether the investment complies with a Fund's investment policies and restrictions.
What is the historical portfolio turnover of each of the Funds?
Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect Fund performance. Because the Acquiring Fund has not yet commenced operations, no portfolio turnover rate is available for the Acquiring Fund.
During the fiscal years ended March 31, 2025 and March 31, 2026, the Acquired Fund’s portfolio turnover rate was 16% and 22%, respectively.
INFORMATION ABOUT THE FUNDS
What are the fees and expenses of each Fund and what are the anticipated fees and expenses after the Reorganizations?
Each Acquiring Fund’s total expense ratio is expected to be lower than its corresponding Acquired Fund after taking into consideration any fees waived and/or expenses reimbursed pursuant to expense limitation agreements agreed to by DMC, and, therefore, the Acquiring Fund is expected to experience lower overall expenses as compared to the Acquired Fund. For accounting and financial information purposes, each Acquired Fund will be the accounting survivor of the applicable Reorganization.
Shareholders of the Funds pay various fees and expenses, either directly or indirectly.  The tables below show the fees and expenses that you would pay if you were to buy, hold or sell shares of each Fund.  You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.  The fees and expenses in the tables appearing below are based on the expenses of the Acquired Funds as of the dates indicated and the anticipated expenses of the Acquiring Funds during their first year of operation. The fee tables do not reflect the costs associated with the Reorganizations. The tables also show the pro forma expenses of each combined Acquiring Fund after giving effect to the Reorganizations on the Reorganization Date (currently anticipated to occur on or about November 6, 2026), based on pro forma net assets anticipated immediately following the Reorganization Date.  Pro forma numbers are estimated in good faith and are hypothetical.  Pro forma numbers reflect the potential liquidation of significant percentage of Acquired Fund shareholders associated with each Reorganization, but do not reflect cash paid in lieu of fractional Acquiring Fund shares. Actual expenses may vary significantly.  You will not pay any sales load, contingent deferred sales charge, brokerage commission, redemption fee, or other transaction fee in connection with the receipt of ETF shares from the Reorganizations.
The table below shows shareholder fees of each class of each Fund in order to give shareholders an indication of how their historical fees will change upon reorganization of the Fund into an ETF.

REORGANIZATION OF NOMURA STRATEGIC INCOME FUND INTO NOMURA STRATEGIC INCOME ETF

Shareholder Fees (fees paid directly from your investment)			Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class	Maximum Sales Charge (Load) Imposed on Purchases	Maximum Deferred Sales Charge (Load)	Management Fees	Distribution and/or Service (12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses	Fee Waivers and Expense Reimbursement	Total Annual Operating Expenses After Fee Waivers and Expense Reimbursements

Nomura Strategic Income Fund as of 1/31/26
Class A	4.50%*	None [1]	0.55%	0.25%**	0.28%	0.01% [2]	1.09% [3]	(0.24)% [4]	0.85%
Class C	None	1.00%* , 1	0.55%	1.00%**	0.28%	0.01% [2]	1.84% [3]	(0.24)% [4]	1.60%
Institutional Class	None	None	0.55%	None	0.28%	0.01% [2]	0.84% [3]	(0.24)% [4]	0.60%
Class R	None	None	0.55%	0.50%**	0.28%	0.01% [2]	1.34% [3]	(0.24)% [4]	1.10%

Nomura Strategic Income ETF	None	None	0.40%	None	0.20% [5]	0.01% [2]	0.61%	(0.20)% [6]	0.41%

Pro Forma Nomura Strategic Income ETF	None	None	0.40%	None	0.20%[5]	0.01%[2]	0.61%	(0.20)%[6]	0.41%
*In connection with the Reorganizations, beginning on June 1, 2026, no sales charges were imposed on purchases of Class A Shares of the Acquired Funds, and no CDSC are imposed on redemptions of Class A or Class C Shares of the Funds.
** In connection with the Reorganizations, beginning on June 1, 2026, no 12b-1 fees were imposed on purchases of Class A, Class C, Class R, or Class Y Shares of the Acquired Funds.
1 For Class A shares, a 1% contingent deferred sales charge (CDSC) is only imposed on certain Class A shares that are purchased at net asset value (NAV) for $1 million or more that are subsequently redeemed within 18 months of purchase. For Class C shares, a 1% CDSC applies to redemptions within 12 months of purchase.
2 Acquired fund fees and expenses sets forth the Fund’s pro rata portion of the cumulative expenses charged by the registered investment companies  in which the Fund invested during the last fiscal year. The actual acquired fund fees and expenses will vary with changes in the allocations of the Fund’s assets.  These expenses are not direct costs paid by Fund shareholders, and are not used to calculate the Fund’s NAV.
3 The Total annual fund operating expenses ratio shown above does not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not include the acquired fund fees and expenses.
4 The Fund’s investment manager, DMC, has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent total annual fund operating expenses from exceeding 0.59% of the Fund’s average daily net assets from December 1, 2025 through November 30, 2026. These waivers and reimbursements may only be terminated by agreement of the Manager and the Fund. Additionally, the Fund’s Class A shares are subject to a blended 12b-1 fee of 0.10% on all shares acquired prior to June 1, 1992, and 0.25% on all shares acquired on or after June 1, 1992. All Class A shares currently bear 12b-1 fees at the same rate, the blended rate based on the formula described above. This method of calculating Class A 12b-1 fees may be discontinued at the sole discretion of the Fund’s Board of Trustees (Board).
5   Other expenses are based on estimated amounts for the current fiscal year.
6 The Acquiring Fund’s investment manager, DMC, has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent total annual fund operating expenses from exceeding 0.40% of the Acquiring Fund’s average daily net assets from the Reorganization Date to at least two years after the Reorganization Date. These waivers and reimbursements may only be terminated by agreement of the Manager and the Acquiring Fund.
REORGANIZATION OF NOMURA SMID CAP CORE FUND INTO NOMURA SMALL AND MID CAP ETF

Shareholder Fees (fees paid directly from your investment)
Class	Maximum Sales Charge (Load) Imposed on Purchases	Maximum Deferred Sales Charge (Load)	Management Fees	Distribution and/or Service (12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses	Fee Waiver and Expense Reimbursement	Total Annual Operating Expenses After Fee Waivers and Expense Reimbursements

Nomura Smid Cap Core Fund as of 3/31/26
Class A	5.75%*	None[1]	0.85%	0.25%**	0.27%	1.37%	(0.23)%[3]	1.14%
Class C	None	1.00%*, [1]	0.85%	1.00%**	0.27%	2.12%	(0.23)%[3]	1.89%
Class R	None	None	0.85%	0.50%**	0.27%	1.62%	(0.23)%[3]	1.39%
Institutional Class	None	None	0.85%	None	0.27%	1.12%	(0.23)%[3]	0.89%
Class R6	None	None	0.85%	None	0.15%[2]	1.00%	(0.23)%[3]	0.77%
Class Y	None	None	0.85%	0.25%**	0.27%	1.37%	(0.23)%[3]	1.14%

Nomura Small and Mid Cap ETF	None	None	0.59%	None	0.11%[4]	0.70%	(0.11)%[5]	0.59%

Pro Forma Nomura Small and Mid Cap ETF	None	None	0.59%	None	0.11%[4]	0.70%	(0.11)%[5]	0.59%

* In connection with the Reorganizations, beginning on June 1, 2026, no sales charges were imposed on purchases of Class A Shares of the Acquired Funds, and no CDSC are imposed on redemptions of Class A or Class C Shares of the Funds.
** In connection with the Reorganizations, beginning on June 1, 2026, no 12b-1 fees were imposed on purchases of Class A, Class C, Class R, or Class Y Shares of the Acquired Funds.
1  For Class A shares, a 1% contingent deferred sales charge (CDSC) is only imposed on certain Class A shares that are purchased at net asset value (NAV) for $1 million or more that are subsequently redeemed within 18 months of purchase. For Class C shares, a 1% CDSC applies to redemptions within 12 months of purchase.
2 “Other expenses” account for Class R6 shares not being subject to certain expenses as described further in the section of the Acquired Fund’s Prospectus entitled “Choosing a share class.”
3   The Fund’s investment manager, Delaware Management Company (Manager), has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent total annual fund operating expenses from exceeding 0.89% of the Fund’s average daily net assets for all share classes other than Class R6, and 0.77% of the Fund’s Class R6 shares’ average daily net assets, through July 30, 2026. These waivers and reimbursements may only be terminated by agreement of the Manager and the Fund.
4   Other expenses are based on estimated amounts for the current fiscal year.
5   The Acquiring Fund’s investment manager, DMC, has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent total annual fund operating expenses from exceeding 0.59% of the Acquiring Fund’s average daily net assets from the Reorganization Date to at least two years after the Reorganization Date. These waivers and reimbursements may only be terminated by agreement of the Manager and the Acquiring Fund.
How can I compare the costs of investing in shares of the Acquired Funds with the cost of investing in shares of the corresponding Acquiring Fund?
The examples below are intended to help you compare the costs of investing in Acquired Fund shares with the cost of investing in Acquiring Fund shares of the comparable class, both before and after the Reorganization.  In addition, the examples show expenses for Class C shares, assuming those shares were not sold at the end of those periods, and separately, assuming those shares were redeemed at the end of those periods. The examples also assume that you invest $10,000 in a Fund for the time periods indicated and then sell all of your shares at the end of those periods.  In addition, the examples assume that your investment has a 5% return each year and reflect the Manager’s applicable expense waivers and reimbursements for the 1-year contractual period and the total operating expenses without waivers for years 2 through 10 for the Acquired Funds and the Manager’s applicable expense waivers and reimbursements for the 2-year contractual period and the total operating expenses without waivers for years 3 through 10 for the Acquiring Funds. Any investment advisory fee waiver for the Acquiring Fund after the Reorganization is only reflected in the examples through the waiver period. Pro forma numbers are estimated in good faith and are hypothetical. Pro forma numbers reflect the potential liquidation of a significant percentage of Acquired Fund shareholders associated with each Reorganization, but do not reflect cash paid in lieu of fractional Acquiring Fund shares. Although your actual costs may be higher or lower, based on these assumptions, the costs would be:
REORGANIZATION OF NOMURA STRATEGIC INCOME FUND INTO NOMURA STRATEGIC INCOME ETF
	1 Year	3 Years	5 Years	10 Years
Acquired Fund
Class A	$533	$758	$1,002	$1,698
Class C (if not redeemed)	$163	$555	$973	$2,139
Class C	$263	$555	$973	$2,139
Class R	$112	$401	$711	$1,592
Institutional Class	$61	$244	$442	$1,015
Acquiring Fund	$42	$154	$299	$723
Pro Forma Acquired Fund into Acquiring Fund	$42	$154	$299	$723

REORGANIZATION OF NOMURA SMID CAP CORE FUND INTO NOMURA SMALL AND MID CAP ETF
	1 Year	3 Years	5 Years	10 Years
Acquired Fund
Class A	$685	$963	$1,261	$2,108
Class C (if not redeemed)	$192	$642	$1,118	$2,434
Class C	$292	$642	$1,118	$2,434
Class R	$142	$489	$860	$1,903
Institutional Class	$91	$333	$595	$1,343
Class R6	$79	$296	$530	$1,204
Class Y	$116	$411	$728	$1,626
Acquiring Fund	$60	$201	$367	$849
Pro Forma Acquired Fund into Acquiring Fund	$60	$201	$367	$849

What are the general tax consequences of the Reorganizations?
Each Reorganization is intended to qualify as a tax-free reorganization for federal income tax purposes and the delivery of a legal opinion to that effect is a condition of closing of the Reorganization (although there can be no assurance that the Internal Revenue Service (“IRS”) will adopt a similar position). This means that, subject to the limited exceptions described below under the heading “What are the tax consequences of the Reorganization?,” Acquired Fund shareholders will not recognize any gain or loss for federal income tax purposes as a result of the exchange of all of their Acquired Fund shares for Acquiring Fund shares pursuant to the Reorganization, except with respect to cash received in lieu of fractional shares, if any.  Prior to the closing of the Reorganization, the Acquired Fund will seek to distribute to its shareholders, in one or more distributions, all of its income and gains (net of available capital loss carryovers) not previously distributed for taxable years ending on or prior to the date of closing of the Reorganization.  Shareholders may have a tax liability as a result of such distribution(s). You should consult your tax advisor regarding the effect, if any, of the distribution(s) and Reorganization in light of your individual circumstances.  You should also consult your tax advisor about the state and local tax consequences of the Reorganization, or any federal taxes other than income taxes, if any, because the information about tax consequences in this document relates to the federal income tax consequences of the Reorganization only. For more information, please see the section “What are the tax consequences of the Reorganization?” below.
Who manages the Funds?
Each Fund is governed by its respective Board, which is responsible for overseeing all the business activities of the Fund. Each Board is comprised of the same individuals.
The Funds’ investment manager is DMC, located at 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354. DMC is a series of Nomura Investment Management Business Trust (“NIMBT”), which is a Delaware statutory trust and SEC-registered investment adviser. Nomura Asset Management is part of the Investment Management Division of the Nomura Group, providing integrated public and private market asset management services across equities, fixed income, private credit and multi-asset solutions to intermediary and institutional clients. Nomura Asset Management primarily operates through several distinct investment managers, which includes NIMBT and its DMC series. DMC makes investment decisions for the Funds, manages the Funds’ business affairs, and provides daily administrative services.
Employees of the DMC’s affiliates outside the US participate in the management of certain funds as “associated persons” of the Manager under the Manager’s oversight, in accordance with SEC guidance as to “participating affiliate” arrangements. These associated persons may, on behalf of the Manager, provide discretionary investment management services, trading, research and related services directly or indirectly to a Fund.
Each Acquired Fund currently pays or will pay DMC an advisory fee based on a percentage of average daily net assets. The management fee for each Fund is as follows:
Fund	Aggregate Fee
Nomura Strategic Income Fund (Acquired Fund)	0.55%
Nomura Strategic Income ETF (Acquiring Fund)	0.40%
Nomura Smid Cap Core Fund (Acquired Fund)	0.85%
Nomura Small and Mid Cap ETF (Acquiring Fund)	0.59%
During the twelve-month period ended July 31, 2025 for the Nomura Strategic Income Fund and March 31, 2026 for the Nomura Smid Cap Core Fund, each Acquired Fund paid DMC the following effective management fees (net of waivers):
Fund	Aggregate Fee
Nomura Strategic Income Fund (Acquired Fund)	0.32%
Nomura Smid Cap Core Fund (Acquired Fund)	0.62%
The Acquiring Funds have no operational history and therefore no effective annual advisory fees to report.

A discussion of the basis for each Acquired Fund Board’s approval of the applicable Acquired Fund’s investment advisory contract is available in each Acquired Fund’s financial statement and other information filed with the SEC on Form N-CSR (Nomura Strategic Income Fund and Nomura Smid Cap Core Fund) for the applicable fiscal year or period and is available on the Acquired Funds’ website.
A discussion of the basis for the Acquiring Funds Board’s approval of the Acquiring Funds’ investment advisory agreement will be available in the financial statements and other information filed with the SEC on Form N-CSR for each of the Acquiring Funds and on the Acquiring Funds’ respective websites.
Sub-Advisor
Nomura Corporate Research and Asset Management serves as a sub-advisor to Nomura Strategic Income Fund and Nomura Strategic Income ETF. The Sub-Advisor’s registered office is located at 309 West 49th Street, New York, NY, 10019. The Sub-Advisor is responsible for the day-to-day investment management of the portion of the Nomura Strategic Income Fund and Nomura Strategic Income ETF that invests in high-yield fixed income securities. The Sub-Advisor selects investments for its portion of the Nomura Strategic Income Fund and Nomura Strategic Income ETF based on its own investment style and strategy. When a portfolio management team from the Sub-Advisor is allocated a specific portion of the Nomura Strategic Income Fund or Nomura Strategic Income ETF’s assets to manage, it will receive a fee from the Adviser for its investment management services.
Portfolio Managers of the Funds
The same individuals currently responsible for the day-to-day portfolio management of Nomura Strategic Income Fund and Nomura Smid Cap Core Fund will continue to be responsible for the day-to-day portfolio management of the corresponding Acquiring Fund.
Each Fund’s portfolio management teams are composed as follows:
Funds	Portfolio Managers
Nomura Strategic Income Fund (Acquired Fund) Nomura Strategic Income ETF (Acquiring Fund)	Delaware Management Company
Janaki Rao, Managing Director, Head of US Multisector.
Mansur Rasul, Executive Director, Head of Emerging Markets Debt.
Brendan Dillon, Executive Director, Senior Portfolio Manager.
Nomura Corporate Research and Asset Management Inc.
David Crall, CFA, President, Chief Executive Officer, Chief Investment Officer, and Managing Director
Stephen Kotesen, CFA, Managing Director, Portfolio Manager
Amy Yu Chang, CFA, Managing Director, Portfolio Manager
Christopher Parham, CFA, Executive Director, Assistant Portfolio Manager
Nomura Smid Cap Core Fund (Acquired Fund) Nomura Small and Mid Cap ETF (Acquiring Fund)	Delaware Management Company
David Reidinger, Managing Director, Head of US Core Equity
Christopher Adams, CFA, Managing Director, Senior Portfolio Manager – US Core Equity
Michael Morris, CFA, Managing Director, Senior Portfolio Manager – US Core Equity

Christina Van Het Hoen, CFA, Executive Director, Portfolio Manager – US Core Equity
Chad Bolen, Executive Director, Portfolio Manager – US Core Equity
William Mitchell III, Executive Director, Portfolio Manager – US Core Equity
Further information on the Funds’ portfolio management teams is available in the Funds’ respective prospectuses and statements of additional information.
Manager of Managers Structure
The Funds and the Manager have received an exemptive order from the SEC to operate under a manager of managers structure that permits the Manager, with the approval of the respective Fund’s Board, to appoint and replace both affiliated and unaffiliated sub-advisors, and to enter into and make material amendments to the related sub-advisory contracts on behalf of the Funds without shareholder approval (Manager of Managers Structure).  Under the Manager of Managers Structure, the Manager has ultimate responsibility, subject to oversight by the Board, for overseeing the Funds’ sub-advisors and recommending to the Board their hiring, termination, or replacement.
The Manager of Managers Structure enables the Funds to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approvals for matters relating to sub-advisors or sub-advisory agreements.  The Manager of Managers Structure does not permit an increase in the overall management and advisory fees payable by the Funds without shareholder approval.  Shareholders will be notified of the hiring of any new sub-advisor within 90 days of the hiring.
The Funds and the Manager also have an exemptive order from the SEC that allows the approval of a new sub-advisor to be taken at a Board of Trustees meeting held via any means of communication that allows the Trustees to hear each other simultaneously during the meeting.
How do the performance records of the Funds compare?
Each Acquiring Fund is a newly formed “shell” fund that has not yet commenced operations, and therefore will have no performance history prior to the Reorganizations. Each Acquiring Fund has been organized solely in connection with its respective Reorganization to acquire all of the assets and liabilities of its corresponding Acquired Fund and continue the business of the Acquired Fund. Therefore, after its Reorganization, each Acquired Fund will be the “accounting survivor.” This means that the Acquiring Funds will adopt the historical investment performance and returns of the Institutional Class shares of the corresponding Acquired Fund. The Acquired Funds’ past performance is not necessarily an indication of how the corresponding Acquiring Fund will perform in the future.
The historical performance of each Acquired Fund, which will be adopted by its corresponding Acquiring Fund, is included in the Acquired Funds’ Prospectuses, which are incorporated herein by reference, and is also shown below.
The average annual total returns for each share class of the Acquired Fund, without any applicable sales charges and before taxes, as of December 31, 2025, are shown below. The bar charts and tables below provide some indication of the risks of investing in the Funds. The bar charts show changes in the Funds’ performance from year to year and the table shows how the Funds’ average annual total returns for the 1-, 5-, and 10-year periods compare with those of a broad measure of market performance. The Funds’ past performance (before and after taxes) is not necessarily an indication of how the Funds will perform in the future. The returns reflect any expense caps in effect during these periods. The returns would be lower without the expense caps. You may obtain the Funds’ most recently available month-end performance by calling 800 523-1918 or by visiting our website at nomuraassetmanagement.com/performance.
Nomura Strategic Income Fund
On January 31, 2017, the Fund was repositioned as an income-oriented fund. The returns prior to January 31, 2017 do not reflect this change and accordingly, the performance shown in the bar chart and average annual total return table prior to that date may not be indicative of future returns.

As of March 31, 2026, the Fund’s Class A shares had a calendar year-to-date return of -1.27%. During the periods illustrated in this bar chart, Class A’s highest quarterly return was 10.61% for the quarter ended June 30, 2020, and its lowest quarterly return was -9.60% for the quarter ended March 31, 2020. The maximum Class A sales charge of 4.50%, which is normally deducted when you purchase shares, is not reflected in the highest/lowest quarterly returns or in the bar chart. If this fee were included, the returns would be less than those shown. The average annual total returns in the table below do include the sales charge.
Average annual total returns for periods ended December 31, 2025
	1 year	5 years	10 years
Class A return before taxes	3.08%	1.64%	3.23%
Class A return after taxes on distributions	0.54%	-0.43%	1.42%
Class A return after taxes on distributions and sale of Fund shares	1.77%	0.32%	1.65%
Class C return before taxes	5.95%	1.78%	2.91%
Class R return before taxes	7.61%	2.29%	3.42%
Institutional Class return before taxes	8.16%	2.82%	3.95%
Bloomberg US Aggregate Index (reflects no deduction for fees, expenses, or taxes)	7.30%	-0.36%	2.01%
After-tax performance is presented only for Class A shares of the Fund. The after-tax returns for other Fund classes may vary. Actual after-tax returns depend on the investor’s individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-advantaged investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts (IRAs). The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the periods presented and do not reflect the impact of state and local taxes.
Nomura Smid Cap Core Fund
On April 30, 2021, the Fund became part of the Macquarie Funds and Delaware Management Company became the

Fund's investment manager. The returns shown from before April 30, 2021 are from the Fund's prior investment manager. Effective November 15, 2021, the Fund changed its investment strategy. Performance prior to November 15, 2021 reflects the Fund’s former strategy; its performance may have differed if the Fund’s current strategy had been in place.

As of March 31, 2026, the Fund’s Class A shares had a calendar year-to-date return of 1.12%. During the periods illustrated in this bar chart, Class A’s highest quarterly return was 26.93% for the quarter ended December 31, 2020, and its lowest quarterly return was -29.00% for the quarter ended March 31, 2020.    The maximum Class A sales charge of 5.75%, which is normally deducted when you purchase shares, is not reflected in the highest/lowest quarterly returns or in the bar chart. If this fee were included, the returns would be less than those shown. The average annual total returns in the table below do include the sales charge.
Average annual total returns for periods ended December 31, 2025
	1 year	5 years	10 years
Class A return before taxes	2.42%	7.04%	9.28%
Class A return after taxes on distributions	1.98%	4.53%	7.37%
Class A return after taxes on distributions and sale of Fund shares	1.73%	4.77%	6.93%
Class C return before taxes	6.91%	7.52%	9.30%
Institutional Class return before taxes	8.95%	8.66%	10.34%
Class R6 return before taxes	9.07%	8.72%	10.41%
Class R return before taxes	8.37%	8.03%	9.65%
Class Y return before taxes	8.63%	8.33%	9.98%

Russell 3000® Index (reflects no deduction for fees, expenses, or taxes)	17.15%	13.15%	14.29%
Russell 2500TM Index (reflects no deduction for fees, expenses, or taxes)	11.91%	7.26%	10.40%
Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.
After-tax performance is presented only for Class A shares of the Fund. The after-tax returns for other Fund classes may vary. Actual after-tax returns depend on the investor’s individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-advantaged investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts (IRAs). The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the periods presented and do not reflect the impact of state and local taxes.
Where can I find more financial information about the Funds?
Additional financial information for the most recent fiscal periods can be found in each Acquired Fund’s shareholder reports and annual and semi-annual Financial Statements and other information filed with the SEC on Form N-CSR. These documents have been filed with the SEC and are available, free of charge, by (i) calling toll-free at 800-523-1918, (ii) accessing the documents at the Funds’ website at nomuraassetmanagement.com, or (iii) writing to the Funds at the address listed above. In addition, these documents may be obtained from the EDGAR database on the SEC’s Internet site at http://www.sec.gov. You also may obtain this information upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.
Because the Acquiring Funds have not yet commenced operations, no financial statements are available for them.
What are other key features of the Funds?
Investment Advisory Agreement and Fees.  DMC is the investment advisor of each Fund.  DMC has entered into substantially similar investment advisory agreements relating to each Fund.
The current Investment Advisory Agreement for the Acquired Funds (the “Current Investment Advisory Agreement”) is substantially similar to the proposed new Investment Advisory Agreement for the Acquiring Funds (the “New Investment Advisory Agreement”), except that the New Investment Advisory Agreement includes provisions to accommodate ETFs and the ETF expense structure.
The Trusts and DMC may share common resources, such as legal and accounting personnel. Expenses related to such common resources will be allocated to each Trust and DMC based on DMC’s expense allocation methodology. Following the Reorganizations, the Acquiring Funds will continue to be responsible for their portion of these expenses.
In addition, the investment advisory fees differ.  The investment advisory fees as a percentage of each Fund’s average daily net assets are set forth below:
Nomura Strategic Income Fund into Nomura Strategic Income ETF
Acquired Fund Investment Advisory Fee	Acquiring Fund Investment Advisory Fee
0.55% on the first $500 million 0.50% on the next $500 million 0.45% on the next $1.5 billion 0.425% on assets in excess of $2.5 billion	0.40% of net assets
It is anticipated that, with waivers, the Acquiring Fund’s total annual fund operating expenses will decrease and

Acquired Fund shareholders annual fund operating expenses will be lower than the current Acquired Fund expenses for at least two years after the Reorganization. These waivers will be in place for the contractual period described above in “Information About the Funds — What are the fees and expenses of each Fund and what are the anticipated fees and expenses after the Reorganization?”, and decreased or unchanged expenses, as applicable, may not continue beyond this contractual period. As of May 31, 2026, the Nomura Strategic Income Fund had approximately $233,721,183 in assets. The Nomura Strategic Income ETF is newly organized for the purpose of the Reorganization.
Nomura Smid Cap Core Fund into Nomura Small and Mid Cap ETF
Acquired Fund Investment Advisory Fee	Acquiring Fund Investment Advisory Fee
0.85% of net assets up to $1 billion
0.83% of net assets over $1 billion and up to $2 billion
0.80% of net assets over $2 billion and up to $3 billion
0.76% of net assets over $3 billion and up to $5 billion
0.73% of net assets over $5 billion and up to $10 billion
0.72% of net assets over $10 billion
0.59% of net assets
It is anticipated that, with waivers, the Acquiring Fund’s total annual fund operating expenses will decrease and Acquired Fund shareholders annual fund operating expenses will be lower than the current Acquired Fund expenses for at least two years after the Reorganization. These waivers will be in place for the contractual period described above in “Information About the Funds — What are the fees and expenses of each Fund and what are the anticipated fees and expenses after the Reorganization?”, and decreased or unchanged expenses, as applicable, may not continue beyond this contractual period. As of May 31, 2026, the Nomura Smid Cap Core Fund had approximately $385,747,253 in assets. The Nomura Small and Mid Cap ETF is newly organized for the purpose of the Reorganization.
REASONS FOR THE REORGANIZATION
At a meeting of the Boards of Trustees of each Trust (collectively, the “Board”) held on May 19-20, 2026 (the “Board Meeting”), DMC recommended to the Board, on behalf of each Acquired Fund and each Acquiring Fund, that they approve each Reorganization. DMC recommended the Reorganizations because of certain benefits associated with the ETF structure, which DMC believes will better serve the interests of shareholders. These benefits include lower expenses, increased trading flexibility, lower portfolio transaction costs, and tax efficiency (for Nomura Small and Mid Cap ETF). In addition, DMC believes that the Reorganizations present attractive opportunities for growth for the Acquired Funds. By converting the Acquired Funds to ETFs, DMC seeks to reverse the long-term net redemption activity in the Acquired Funds, which would benefit shareholders by providing a larger asset base to spread fixed costs.
DMC provided detailed information to the Board about each Reorganization including about: (1) the benefits of an ETF structure and the appeal to investors of offering the investment strategy of each Acquired Fund as an ETF; (2) the investment objectives, principal investment strategies, fundamental investment policies and risks of the Funds; (3) current and future estimated fees and expenses of the Funds; (4) comparative investment performance of the Acquired Funds versus certain peer ETFs; (5) the same management team providing services before and after the Reorganization; (6) the rationale for each Reorganization, including contemplated benefits and costs; (7) allocation of Reorganization expenses 50/50 among the Acquired Funds and Acquiring Funds; and (8) federal income tax consequences of the Reorganization (e.g., capital loss carryforwards) for the Funds’ shareholders.  DMC represented to the Board that it believes each Reorganization is in the best interest of the applicable Funds and each Reorganization will not result in the dilution of the interests of the shareholders of the applicable Funds.  The Independent Trustees also met separately with their legal counsel during the meeting.
Based upon their evaluation of the relevant information presented to them, the Board, on behalf of each Fund, including a majority of the Independent Trustees of each, determined each the Reorganization would be in the best interests of each Fund and that the interests of existing shareholders of each Fund would not be diluted as a result of effecting each Reorganization.  The determination to approve each Reorganization was made separately and on the basis of each Trustee’s business judgment after consideration of all of the factors deemed relevant to the Trustee taken as a whole, though individual Trustees may have placed different weights on various factors and assigned different degrees of materiality to various conclusions.
In approving the Plan and the Reorganization separately, the key factors (whether positive or negative) that the Board considered based upon the information described above are outlined below:
●
The benefits of an ETF structure including lower fees, potential tax efficiencies, trading flexibility, liquidity, and transparency.
●
The investment strategy of each Acquired Fund should be appealing to investors as an ETF due to the benefits of the ETF structure, and Management expects the converted ETFs would provide further opportunity for asset growth.
●
Each Acquiring Fund and the Acquired Fund share identical investment objectives, identical principal investment strategies and principal risks, and identical fundamental investment restrictions.
●
Each Acquiring Fund and the Acquired Fund will have the same portfolio management teams, including NCRAM serving as sub-adviser for the Nomura Strategic Income ETF and for the Nomura Strategic Income Fund currently.
●
Each Acquiring Fund’s overall net expense ratios are expected to be lower than the Acquired Fund’s total expense ratio following the Reorganization after taking into account applicable expense limitation arrangements for each Acquired Fund and Acquiring Fund.
●
Each Acquiring Fund’s expense limitation agreement will remain in place for an initial period of two years following the Reorganization.
●
Current shareholders of Nomura Smid Cap Core Fund are expected to benefit directly from the potential for greater tax efficiency and trading efficiency with the ETF structure. It was noted that Nomura Strategic Income ETF will not benefit from the enhanced tax efficiency of the ETF structure to the same extent as Nomura Small and Mid Cap ETF since the Nomura Strategic Income ETF generally expects to effect its creations and redemptions entirely or in part on a cash basis.
●
Shareholders of the Acquired Funds must have a brokerage account that is permitted to hold ETF shares in order to receive shares of the Acquiring Funds and the Acquiring Funds have engaged a stock transfer agent to hold the Acquiring Fund shares for each Acquired Fund shareholder who does not have an appropriate brokerage account at the time of the Reorganization to provide a year from the date of the Reorganization for such shareholders to establish brokerage accounts.
●
The performance of each Acquired Fund compared to certain peer ETFs for one- and 3-year periods based on information provided at the Board Meeting.
●
Management represented that the Reorganization will be effected on the basis of each Fund’s net asset value per share and will not result in the dilution of the interests of shareholders of any Fund.
●
Management represented that each Reorganization is expected to benefit the Acquired Funds and Acquiring Funds. As a result, the Acquired Fund will pay half of the total costs of each corresponding Reorganization, and each Acquiring Fund will pay half of the costs of each corresponding Reorganization.
●
The Reorganization will be effected on a tax-free basis for U.S. federal income tax purposes.
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The Acquiring Funds do not issue fractional shares and therefore, for some shareholders, fractional shares of the Acquired Funds will be redeemed at NAV immediately prior to the Reorganization and result in a small cash payment, which will be taxable.
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That Acquired Fund shareholders who are unable or do not wish to become shareholders of an ETF will have an opportunity to sell or transfer their Acquired Fund shares before the Reorganization, which would likely be a taxable event for those shareholders and result in realized gains that would be a taxable event.
The Board also considered potential alternatives to the Reorganization, such as the liquidation of the Acquired Funds, reorganizations into other Nomura Funds, maintaining the Acquired Funds as standalone investment options, and adding an ETF share class to the Acquired Funds. The Board considered the related potential costs and benefits (including, for example, whether the Funds would pay for the cost of liquidation and all shareholders would potentially be subject to increased tax liability).
The Board also considered that it is a condition to the closing of the Reorganization that the Funds receive an opinion of counsel substantially to the effect that the exchange of shares pursuant to the Plan would not result in a taxable gain or loss for US federal income tax purposes for shareholders of the Funds.
INFORMATION ABOUT THE REORGANIZATIONS AND THE PLAN
This is only a summary of the Plan.  For more information on the Plan, you should read the Form of Plan, which is attached as Exhibit A to this Information Statement/Prospectus and is incorporated herein by reference.
How will the Reorganizations be carried out?
Each Reorganization will take place after the parties to the Plan satisfy various conditions.  On the Closing Date (as defined in the Plan), an Acquired Fund will deliver to the corresponding Acquiring Fund all of its Assets, and the Acquiring Fund will assume all obligations and liabilities not discharged by the Acquired Fund, including all liabilities relating to operations prior to the closing of the Reorganization.  In exchange, the Acquired Trust, on behalf of the Acquired Fund, will receive Acquiring Fund shares to be distributed pro rata to the Acquired Fund’s shareholders (and cash in lieu of any fractional shares).  The value of the Assets to be delivered to the Acquiring Fund shall be the value of such assets computed as of the close of business of the New York Stock Exchange, Inc. (“NYSE”) (normally 4:00pm, ET) on the Closing Date ( “Valuation Date”).  The value of the Acquired Fund’s net Assets to be acquired by the Acquiring Fund hereunder shall be computed as of close of business on the Valuation Date using the valuation procedures set forth in the Acquired Fund’s currently effective Prospectus and SAI.
The stock transfer books of the Acquired Fund will be permanently closed immediately after the finalization of the Fund’s net asset value on the respective Closing Date.  The Acquired Fund will accept requests for redemption only if received in proper form before that time.  Requests received after that time will be considered requests to redeem shares of the Acquiring Fund.
After shares of the Acquiring Fund are distributed to the Acquired Fund’s shareholders, the Acquired Fund will be completely liquidated and dissolved. As a result of a Reorganization, you will cease to be a shareholder of the applicable Acquired Fund and will become a shareholder of the Acquiring Fund. This exchange will occur on the Reorganization Date, which is the specific date on which the Reorganization takes place.
To the extent permitted by law, the Plan may be amended at the direction of the Board.  The Plan may be terminated and the Reorganization abandoned at any time prior to the Closing Date as follows: (1) by mutual consent of the Acquired Trust, on behalf of the Acquired Fund and the Acquiring Trust, on behalf of the Acquiring Fund; (2) by the Acquiring Trust, on behalf of the Acquiring Fund, if any condition precedent to its obligations set forth in the Plan has not been fulfilled by the Acquired Trust, on behalf of the Acquired Fund, or waived by the Acquiring Trust, on behalf of the Acquiring Fund; or (3) by the Acquired Trust, on behalf of the Acquired Fund, if any condition precedent to its obligations set forth in the Plan has not been fulfilled by the Acquiring Trust, on behalf of the Acquiring Fund, or waived by the Acquired Trust, on behalf of the Acquired Fund.
Who will pay the expenses of the Reorganization?
The Acquired Funds and Acquiring Funds will pay the full costs associated with the corresponding Reorganization (including the legal costs associated with the Reorganization) and any transaction costs incurred by the Acquired Fund related to the disposition and acquisition of assets as part of the Reorganization. The anticipated costs associated with the Reorganizations are expected to be $472,000, which when allocated to each Fund in proportion to its respective net assets, represents approximately 0.04% of each Acquired Fund’s average net assets and $0.0080 and $0.0030 per share for Nomura Smid Cap Core Fund and Nomura Strategic Income Fund, respectively, as of March 31, 2026, and represents 0.08% of each Acquiring Fund’s estimated average net assets and $0.0097 and $0.0095 per share for Nomura Small and Mid Cap ETF and Nomura Strategic Income ETF, respectively. Brokerage fees and expenses related to the disposition of Acquired Fund assets to raise cash to pay redemption proceeds to shareholders that are not eligible to hold Shares of the Acquiring Funds are in addition to the anticipated costs associated with the

Reorganization discussed above and will be paid by the respective Acquired Fund and are estimated to be $207,000 - $560,000 for Nomura Strategic Income Fund, which represents approximately 0.09%-0.24% of Nomura Strategic Income Fund’s net assets as of March 31, 2026 or $0.0066-$0.0179 per share and $322,000 - $415,000 for Nomura Smid Cap Core Fund which represents 0.09%-0.12% of Nomura Smid Cap Core Fund’s net assets as of March 31, 2026 or $0.0182 - $0.0235 per share.  Actual amounts of brokerage fees and expenses will vary depending on the percentage of shareholders that take such actions as to allow them to hold the Acquiring Funds. No other repositioning is anticipated in connection with the Reorganizations, aside from that which occurs as part of the normal day-to-day management of the Funds’ portfolios and in connection with shareholder purchases and redemptions.
If the Reorganization(s) is not consummated, DMC will pay for the full costs associated with such Reorganization.
The costs of the Reorganizations include, but are not limited to, professional fees, charges by service providers, and any costs related to the printing and mailing of this Information Statement/Prospectus. Transaction costs related to the disposition and acquisition of assets (including any disposition to raise cash to pay redemption proceeds) that are incurred in the ordinary course of business will not be considered costs of the Reorganizations for this purpose.
What are the tax consequences of the Reorganization?
The following is a general summary of some of the important U.S. federal income tax consequences of the Reorganizations, and is based upon the current provisions of the Internal Revenue Code (“Code”), the existing U.S. Treasury Regulations thereunder, current administrative rulings of the U.S. Internal Revenue Service (“IRS”) and published judicial decisions, all of which are subject to change, possibly with retroactive effect. These considerations are general in nature and individual shareholders should consult their own tax advisers as to the federal, state, local, and foreign tax considerations applicable to them and their individual circumstances.  These same considerations generally do not apply to shareholders who hold their shares in a tax-advantaged account, such as an individual retirement account (“IRA”) or qualified retirement plan.
Each Reorganization is intended to be a tax-free “reorganization” within the meaning of Section 368 of the Code for U.S. federal income tax purposes.  As a condition to the consummation of the Reorganization, Stradley Ronon Stevens & Young, LLP will deliver an opinion (“Tax Opinion”) to the Acquired Trust and Acquiring Trust to the effect that, based on the facts and assumptions stated therein (as well as certain representations made on behalf of each Acquired Fund and Acquiring Fund) and the existing U.S. federal income tax law, and conditioned on the Reorganization being completed in accordance with the Plan, for U.S. federal income tax purposes:
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Each Reorganization will qualify as a “reorganization” (as defined in Section 368(a)(1)(F) of the Code), and each Fund will be a “party to a reorganization” (within the meaning of Section 368(b) of the Code);
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No Fund will recognize any gain or loss as a direct result of a Reorganization;
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An Acquired Fund’s shareholders will not recognize any gain or loss on the exchange of their Acquired Fund shares for the corresponding Acquiring Fund shares, except with respect to cash received in lieu of fractional shares, if any;
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The aggregate tax basis in Acquiring Fund shares that an Acquired Fund shareholder receives pursuant to a Reorganization will be the same as the aggregate tax basis in the Acquired Fund shares the shareholder holds immediately before the Reorganization (reduced by the amount of any tax basis allocable to a fractional share for which cash is received, if any).  The holding period for Acquiring Fund shares that an Acquired Fund shareholder receives pursuant to the Reorganization will include the holding period for the Acquired Fund shares the shareholder holds immediately before the Reorganization, provided that the shareholder holds the shares as capital assets at the time of the Reorganization;
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An Acquiring Fund’s tax basis in each asset the Acquired Fund transfers to it will be the same as the Acquired Fund’s tax basis therein immediately before the Reorganization, and the Acquiring Fund’s holding period for each such asset will include the Acquired Fund’s holding period therefore (except where the Acquiring Fund’s investment activities have the effect of reducing or eliminating an asset’s holding period) immediately after the Reorganization; and
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Each Reorganization will result in the Acquiring Fund succeeding to the respective Acquired Fund’s tax attributes enumerated in Section 381(c) of the Code, subject to the applicable conditions and limitations of the Code.

The foregoing bullet points summarize certain representations that are fully set forth in Schedule 8.5 to the Plan, which is included as Exhibit A to the Information Statement/Prospectus.
Notwithstanding the foregoing, no opinion will be expressed as to the tax consequences of each Reorganization on contracts or securities on which gain or loss is recognized upon the transfer of an asset regardless of whether such transfer would otherwise be a nonrecognition transaction under the Code.  None of the Funds have requested or will request an advance ruling from the IRS as to the U.S. federal income tax consequences of the Reorganizations.
The Tax Opinion is not binding on the IRS or the courts and is not a guarantee that the tax consequences of the Reorganizations will be as described above.  If a Reorganization were consummated but the IRS or the courts were to determine that the Reorganizations did not qualify as a tax-free reorganization under the Code, and thus was taxable, the Acquired Fund would recognize gain or loss on the transfer of its assets to the corresponding Acquiring Fund, and each shareholder of the Acquired Fund that held shares in a taxable account would recognize a taxable gain or loss equal to the difference between its tax basis in its Acquired Fund shares and the fair market value of the shares of the Acquiring Fund it received.
The tax year of each Acquired Fund is expected to continue with the Acquiring Fund, and the capital gains, if any, resulting from portfolio turnover prior to the Reorganization will be carried over to the Acquiring Fund.  If a Reorganization were to end the tax year of an Acquired Fund (which is not the intended or expected plan as of the date of this Information Statement/Prospectus), it would accelerate distributions to shareholders from the Acquired Fund for its short tax year ending on the Closing Date.  Such distributions would be taxable and would include any capital gains resulting from portfolio turnover prior to the Reorganization.  If determined necessary by the Funds, an Acquired Fund will declare a distribution to shareholders, which together with all previous distributions, will have the effect of distributing to shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid), net tax-exempt income, if any, and net realized capital gains, if any, through the closing of the Reorganization.
General Limitation on Losses.  Assuming a Reorganization qualifies as a tax-free reorganization, as expected, the Acquiring Fund will succeed to the tax attributes of the corresponding Acquired Fund upon the closing of the Reorganization, including any capital loss carryovers that could have been used by the Acquired Fund to offset its future realized capital gains, if any, for federal income tax purposes.  The capital loss carryovers of the Acquired Fund will be available to offset future gains recognized by the combined Fund.  Capital losses of a Fund arising in taxable years beginning after December 22, 2010 may be carried forward indefinitely to offset future capital gains.
If, as is anticipated, at the time of the closing of a Reorganization, the Acquiring Fund has either no assets or de minimis assets incident to its organization, there will be no change of ownership of the Acquired Fund as a result of the Reorganization.  Thus, each Reorganization of the Acquired Fund into the corresponding Acquiring Fund is not expected to result in any limitation on the use by the Acquiring Fund of the Acquired Fund’s capital loss carryovers, if any.  However, the capital losses of the Acquiring Fund, as the successor in interest to the Acquired Fund, may subsequently become subject to an annual limitation as a result of sales of the Acquiring Fund shares or other reorganization transactions in which the Acquiring Fund might engage post-Reorganization.
The capital loss carryforward for each Acquired Fund is as follows:

Capital Loss Carry Forwards as of FYE	Short Term	Long Term	Fiscal Year End
Nomura Smid Cap Core Fund	$0	$0	3/31/2026
Nomura Strategic Income Fund	$12,102,276	$42,323,234	7/31/2025
The foregoing description of the U.S. federal income tax consequences of the Reorganizations applies generally to shareholders who are taxable U.S. persons (i.e., not a tax-exempt investor nor a non-U.S. person) and does not take into account your particular facts and circumstances.  Consult your own tax adviser about the effect of state, local, foreign, and other tax laws because this discussion only relates to U.S. federal income tax laws.

Sale of Acquired Fund Assets. It is anticipated that a portion of the Acquired Fund’s portfolio assets will be sold to raise cash to pay redemption proceeds to shareholders that are not eligible to hold Shares of the Acquiring Funds.
	Estimated % of Acquired Fund Assets to be Sold (as of March 31, 2026)	Estimated $ Value of Acquired Fund Assets to be Sold (in millions)	Estimated Transaction Costs	Transaction Cost as % of Acquired Fund Net Assets	Anticipated Capital Gain/Loss Distribution per share of Acquired Fund Net Assets	Estimated Gains/Losses (basis points)	Capital Loss Carry Forwards Utilized
Nomura Smid Cap Core Fund	50.0%	$174.8	$415,000-322,000	0.12%-0.09%	$3.45	17.42%	$785,013
Nomura Strategic Income Fund	55.0%	$127.8	$560,000-207,000	0.24%-0.09%	$0	0.0%	$0.0

What should I know about shares of the Acquired Funds and Acquiring Funds?
The Acquired Trusts, of which the Acquired Funds are series, and the Acquiring Trust, of which each Acquiring Fund is a series (created solely for the purpose of effecting the Reorganizations), are each an open-end, registered management investment company. Nomura Strategic Income Fund offers Class A, Class C, Class R and Institutional Class shares. Nomura Smid Cap Core Fund offers Class A, Class C, Class R, Class R6, Class Y and Institutional Class shares. Each corresponding Acquiring Fund offers a single class of shares of beneficial interest. Acquired Fund shareholders will receive shares at net asset value of the Acquiring Funds. The different fees and expenses of each Class are provided above in the section “What are the fees and expenses of each Fund and what are the anticipated fees and expenses after the Reorganization?” The rights of the shareholders of the Acquiring Trust and each Acquired Trust are materially similar with certain exceptions as noted in Exhibit C to this Information Statement/Prospectus.
Acquiring Fund shares will be distributed to shareholders of the Acquired Fund in accordance with the procedures described above.  Cash will be delivered to Acquired Fund shareholders in lieu of fractional shares of the Acquired Fund. When issued, each share will be validly issued, fully paid, non-assessable and have full voting rights.  The Acquiring Fund shares will be credited to the Acquired Fund shareholder’s brokerage account and the shares of the Acquired Fund will be cancelled.  If a shareholder does not have a brokerage account that can accommodate shares of an ETF at the time of the Reorganization of the Acquired Funds, the Acquiring Fund shares that a shareholder receives in the Reorganization will be held by a stock transfer agent until the shareholder identifies a brokerage account into which the stock transfer agent can transfer the shares, except as described under “Blocked Accounts” in this Information Statement/Prospectus.  If a shareholder’s Acquiring Fund shares are not transferred from the stock transfer agent into a brokerage account within a year of the date of the Reorganization, after one year, such shares of the Acquiring Fund held at the stock transfer agent will be converted to cash (subject to applicable federal or state laws concerning unclaimed property) and the cash proceeds sent to the accountholder of record. The one-year period may be extended at the applicable Acquiring Fund’s discretion. The conversion of Acquiring Fund shares to cash may be subject to fees and expenses and will be a taxable event.
Like the Acquired Funds, the Acquiring Funds do not routinely hold annual meetings of shareholders.  An Acquiring Fund may hold special meetings for any purpose or purposes.  Special meetings of shareholders may be called by the Chairperson of the Board, the President , any vice president, the secretary or any two (2) Trustees.
Capital Structure.  Each Trust currently has authorized, and allocated to each Class of each Fund, an unlimited number of shares of beneficial interest with no par value for the Acquiring Trust and Delaware Group Government Fund, and  $0.001 par value per share for Ivy Funds.  All shares are, when issued in accordance with the Trust’s registration statement (as amended from time to time), governing instruments and applicable law, fully paid, and nonassessable.  Shareholders do not have preemptive rights.  All shares of a Fund represent an undivided proportionate interest in the assets of the Fund.

What are the capitalizations of the Funds and what might the capitalization be after the Reorganizations?
REORGANIZATION OF NOMURA STRATEGIC INCOME FUND INTO NOMURA STRATEGIC INCOME ETF
The following table sets forth the unaudited capitalization of the Acquired Fund and the Acquiring Fund as of April 30, 2026, and the unaudited pro forma combined capitalization of the Acquiring Fund as adjusted to give effect to the proposed Reorganization. The following are examples of the number of shares of the Acquiring Fund that would have been exchanged for the shares of the Acquired Fund if the Reorganization had been consummated, and do not reflect the number of shares or value of shares that would actually be received if the Reorganization, as described, occurs. Pro forma numbers are estimated in good faith and are hypothetical. Pro forma numbers do not reflect any potential liquidation of shareholders associated with the Reorganization or cash paid in lieu of fractional Acquiring Fund Shares.

	Acquired Fund[2] (unaudited)				Acquiring Fund[1] (unaudited)	Pro Forma Adjustments to Capitalization (unaudited)	Acquiring Fund after Reorganization (estimated) (unaudited)
	Class A	Class C	Class R	Institutional Class
Net Assets	$96,368,471	$3,589,441	$247,538	$132,108,779	N/A	$(179,078)[3]	$232,135,151[4]
Shares outstanding	12,846,864	478,591	32,944	17,606,991	N/A	(21,679,984)[3]	9,285,406
Net asset value per share^	$7.50	$7.50	$7.51	$7.50	N/A	$17.50	$25.00

1  Each Acquiring Fund is a shell fund without any shares outstanding and, therefore, no estimated capitalization is available.
2  Holders of Class A, Class C, Institutional Class, and Class R Shares of the Acquired Fund will each receive shares of the Acquiring Fund upon closing of the Reorganization. The Acquiring Fund does not offer multiple share classes.
3  Pro Forma Adjustments reflect the estimated costs of the Reorganization attributable to the Acquired Fund.
4  Since shares of the Acquiring Fund are not issued in fractional shares and, as a result, cash will be paid to shareholders in connection with the Reorganization in lieu of fractional shares, the NAV of the Acquiring Fund upon consummation of the Reorganization may be less than that of the Acquired Fund.
^ Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
REORGANIZATION OF NOMURA SMID CAP CORE FUND INTO NOMURA SMALL AND MID CAP ETF
The following table sets forth the unaudited capitalization of the Acquired Fund and the Acquiring Fund as of April 30, 2026 and the unaudited pro forma combined capitalization of the Acquiring Fund as adjusted to give effect to the proposed Reorganization. The following are examples of the number of shares of the Acquiring Fund that would have been exchanged for the shares of the Acquired Fund if the Reorganization had been consummated, and do not reflect the number of shares or value of shares that would actually be received if the Reorganization, as described, occurs. Pro forma numbers are estimated in good faith and are hypothetical. Pro forma numbers do not reflect any potential liquidation of shareholders associated with the Reorganization or cash paid in lieu of fractional Acquiring Fund Shares.

	Acquired Fund[2] (unaudited)						Acquiring Fund[1] (unaudited)	Pro Forma Adjustments to Capitalization (unaudited)	Acquiring Fund after Reorganization (estimated) (unaudited)
	Class A	Class C	Class R	Institutional Class	Class R6	Class Y
Net Assets	$113,199,455	$7,700,529	$29,023,963	$181,641,081	$42,898,495	$5,537,932	N/A	$(292,922)[3]	$379,708,533[4]
Shares outstanding	5,646,034	529,106	1,474,174	7,761,941	1,807,322	251,701	N/A	(2,281,937) [3]	15,188,341
Net asset value per share^	$20.05	$14.55	$19.69	$23.40	$23.74	$22.00	N/A	$3.25	$25.00

1  Each Acquiring Fund is a shell fund without any shares outstanding and, therefore, no estimated capitalization is available.
2  Holders of Class A, Class C, Class R, Institutional Class, Class R6, and Class Y Shares of the Acquired Fund will each receive shares of the Acquiring Fund upon closing of the Reorganization. The Acquiring Fund does not offer multiple share classes.
3  Pro Forma Adjustments reflect the estimated costs of the Reorganization attributable to the Acquired Fund.
4  Since shares of the Acquiring Fund are not issued in fractional shares and, as a result, cash will be paid to shareholders in connection with the Reorganization in lieu of fractional shares, the NAV of the Acquiring Fund upon consummation of the Reorganization may be less than that of the Acquired Fund.
^ Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
Do the Trustees and Officers own shares of the Funds?
As of the date hereof, the Acquiring Funds were not operational and, therefore, had no shareholders. As of June 30, 2026, the officers and Trustees of Delaware Group Government Fund directly owned less than 1% of the outstanding shares of any class of the Nomura Strategic Income Fund. As of June 30, 2026, the officers and Trustees of Ivy Funds directly owned less than 1% of the outstanding shares of any class of the Nomura Smid Cap Core Fund.
Who are the control persons and owners of record or beneficially 5% or more of any class of a Fund’s outstanding equity securities?
As of May 31, 2026, DMC believes the following shareholders held of record 5% or more of the outstanding shares of each class of each Fund. DMC does not have knowledge of beneficial owners.
Fund Name	Name and Address of Account	Percentage
NOMURA SMID CAP CORE FUND CLASS A	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	53.89%
NOMURA SMID CAP CORE FUND CLASS A	EDWARD D JONES AND CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD ST LOUIS MO 63131-3710	6.64%
NOMURA SMID CAP CORE FUND CLASS A	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	5.40%
NOMURA SMID CAP CORE FUND CLASS C	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	47.69%

NOMURA SMID CAP CORE FUND CLASS C	WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	12.32%
NOMURA SMID CAP CORE FUND CLASS C	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	8.13%
NOMURA SMID CAP CORE FUND CLASS C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN MUTUAL FUND RECONCILIATION 14G 880 CARILLON PARKWAY ST PETERSBURG FL 33716	7.59%
NOMURA SMID CAP CORE FUND CLASS C	AMERICAN ENTERPRISE INV SVCS 901 SOUTH 3RD AVENUE MINNEAPOLIS, MN 55402	7.36%
NOMURA SMID CAP CORE FUND CLASS C	NATIONAL FINANCIAL SERVICES LLC (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310	5.94%
NOMURA SMID CAP CORE FUND CLASS R	VOYA INSTITUTIONAL TRUST COMPANY ONE ORANGE WAY WINDSOR CT 06095-4773	49.54%
NOMURA SMID CAP CORE FUND CLASS R	SAMMONS FINANCIAL NETWORK LLC 4546 CORPORATE DR STE 100 WDM IA 50266-5911	28.75%
NOMURA SMID CAP CORE FUND CLASS R	AMERICAN UNITED LIFE VOYA FINANCIAL ADMINISTRATOR ONE ORANGE WAY WINDSOR CT 06195	12.44%
NOMURA SMID CAP CORE FUND CLASS R6	EDWARD D JONES AND CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD ST LOUIS MO 63131-3710	35.03%
NOMURA SMID CAP CORE FUND CLASS R6	EMPOWER TRUST FBO RECORDKEEPING FOR EMPLOYEE BENEFITS 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111	17.99%

NOMURA SMID CAP CORE FUND CLASS R6	JOHN HANCOCK LIFE INS CO (USA) QUALIFIED 401(K) PLAN JHRPS-TRADING OPS 200 BERKELEY ST FL 3 BOSTON MA 02116-5030	12.66%
NOMURA SMID CAP CORE FUND CLASS R6	AMERICAN UNITED LIFE VOYA FINANCIAL ADMINISTRATOR ONE ORANGE WAY WINDSOR CT 06195	7.34%
NOMURA SMID CAP CORE FUND CLASS Y	MATRIX TRUST COMPANY CUST. FBO PSP PARTNERS 401K PLAN 717 17TH STREET SUITE 1300 DENVER CO 80202	29.41%
NOMURA SMID CAP CORE FUND CLASS Y	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION: FUND ADMIN SEC 4800 DEER LAKE DRIVE EAST, 2ND FL JACKSONVILLE FL 32246-6484	27.05%
NOMURA SMID CAP CORE FUND CLASS Y	MINNESOTA LIFE INSURANCE COMPANY 400 ROBERT ST N STE A SAINT PAUL MN 55101-2099	13.28%
NOMURA SMID CAP CORE FUND CLASS Y	STATE STREET BANK AND TRUST AS TRUSTEE AND/OR CUSTODIAN FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2901	5.45%
NOMURA SMID CAP CORE FUND INSTITUTIONAL CLASS	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	42.33%
NOMURA SMID CAP CORE FUND INSTITUTIONAL CLASS	NATIONAL FINANCIAL SERVICES LLC FOR EXCL BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT, 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	13.75%
NOMURA SMID CAP CORE FUND INSTITUTIONAL CLASS	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105	10.92%

NOMURA SMID CAP CORE FUND INSTITUTIONAL CLASS	AMERICAN ENTERPRISE INV SVCS 901 SOUTH 3RD AVENUE MINNEAPOLIS, MN 55402	10.50%
NOMURA SMID CAP CORE FUND INSTITUTIONAL CLASS	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	5.64%
NOMURA STRATEGIC INCOME FUND CLASS A	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	37.97%
NOMURA STRATEGIC INCOME FUND CLASS A	MATRIX TRUST COMPANY CUST. FBO PEN SERV DELAWARE/FORESTERS 717 17TH STREET SUITE 1300 DENVER CO 80202	6.24%
NOMURA STRATEGIC INCOME FUND CLASS C	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	38.17%
NOMURA STRATEGIC INCOME FUND CLASS C	AMERICAN ENTERPRISE INV SVCS 901 SOUTH 3RD AVENUE MINNEAPOLIS, MN 55402	33.57%
NOMURA STRATEGIC INCOME FUND CLASS C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN MUTUAL FUND RECONCILIATION 14G 880 CARILLON PARKWAY ST PETERSBURG FL 33716	13.95%
NOMURA STRATEGIC INCOME FUND CLASS C	WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	6.06%
NOMURA STRATEGIC INCOME FUND CLASS R	MATRIX TRUST COMPANY CUST. FBO CONSOLIDATED WATER SUPPLY 717 17TH STREET SUITE 1300 DENVER CO 80202	87.37%

NOMURA STRATEGIC INCOME FUND INSTL CLASS	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	63.86%
NOMURA STRATEGIC INCOME FUND INSTL CLASS	AMERICAN ENTERPRISE INV SVCS 901 SOUTH 3RD AVENUE MINNEAPOLIS, MN 55402	16.49%

MORE INFORMATION ABOUT THE FUNDS
Service Providers.  The Funds use the service providers as described below:
Transfer Agent: Delaware Investments Fund Services Company (previously defined herein as “DIFSC”), an affiliate of the Manager, is located at 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354, and serves as the Acquired Funds’ shareholder servicing, dividend disbursing, and transfer agent pursuant to a Shareholder Services Agreement. BNY Mellon Investment Servicing (US) Inc. (“BNYIS”) serves as the Acquiring Funds’ transfer agent.
Subtransfer Agent: BNYIS provides subtransfer agency services to the Acquired Funds. In connection with these services, BNYIS administers the overnight investment of cash pending investment in an Acquired Fund or payment of redemptions. The proceeds of this investment program are used to offset the Acquired Funds' transfer agency expenses.
Distributor:
●
Acquired Funds: Delaware Distributors, L.P., located at 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354, serves as the national distributor of the Acquired Funds' shares pursuant to a Distribution Agreement. The Distributor is an affiliate of the Manager and bears all of the costs of promotion and distribution, except for payments by the retail classes under their respective Rule 12b-1 Plans. The Distributor has agreed to use its best efforts to sell shares of the Acquired Funds. Shares of the Acquired Funds are offered on a continuous basis by the Distributor and may be purchased through authorized investment dealers or directly by contacting the Distributor or the relevant Trust. The Acquired Trusts annually review fees paid to the Distributor.
●
Acquiring Funds: Foreside Financial Services, L.L.C. acts as the principal underwriter in the continuous public offering of the Acquiring Funds’ shares pursuant to a distribution agreement. The Distributor is located at is located at Three Canal Plaza, Suite 100, Portland, Maine 04101. Shares are continuously offered for sale by the Acquiring Fund through the Distributor or its agent only in Creation Units, as described in the Acquiring Funds’ Prospectus and SAI.
The Distributor may enter into agreements with securities dealers (Soliciting Dealers) who will solicit purchases of Creation Units of Acquiring Fund shares. Such Soliciting Dealers may also be Authorized Participants, DTC participants and/or investor services organizations.
Except as noted, the Distributor receives no other compensation from the Acquiring Funds for acting as underwriter.
Fund Accountants: The Bank of New York Mellon (“BNY”), 240 Greenwich Street, New York, NY 10286-0001, provides fund accounting and financial administration services to the Acquired Funds and the Acquiring Funds. Those services include performing functions related to calculating the Funds’ NAVs and providing financial reporting information, regulatory compliance testing, and other related accounting services.
Custodian: BNY is the custodian for the assets of the Acquired Funds and the Acquiring Funds. BNY holds securities, cash, and other assets of each Fund as required by the 1940 Act. As custodian for the Funds, BNY maintains a separate account or accounts for each Fund; receives, holds, and releases portfolio securities on account of each Fund; receives and disburses money on behalf of each Fund; and collects and receives income and other payments and distributions on account of each Fund’s portfolio securities. BNY also serves as each Fund’s foreign custody manager for its non-U.S. investments and is responsible for selecting, contracting with, and monitoring eligible foreign subcustodians.
Legal Counsel: Stradley Ronon Stevens & Young, LLP serves as legal counsel to the Acquired Funds and the Acquiring Funds.
Independent Registered Public Accountants:
●
Acquired Funds: Cohen & Co.  serves as the independent registered public accounting firm for Nomura Strategic Income Fund and Ernst & Young LLP serves as the independent registered public accounting firm for Nomura Smid Cap Core Fund.
●
Acquiring Funds: Ernst & Young LLP will serve as independent registered public accounting firm for the Acquiring Funds.
Securities Lending Agent: BNY serves as the Funds’ securities lending agent.
For a more detailed description of the Funds’ services providers, see the Funds’ Prospectuses and SAIs.
Additional Information.
More information about the Acquired Funds and the Acquiring Funds is included in the following documents. The prospectuses for each Acquiring Fund and Acquired Fund are incorporated herein by reference and considered a part of this Information Statement/Prospectus, along with the SAI (relating to this Information Statement/Prospectus), each of which have been filed with the SEC.
Nomura Strategic Income Fund (Acquired Fund):
Prospectus dated December 1, 2025 (File No. 002-97889)
       Supplement dated June 30, 2026 to Nomura Strategic Income Fund's Prospectus
Supplement dated May 20, 2026 to Nomura Strategic Income Fund's Prospectus
Supplement dated May 20, 2026 to the Nomura Strategic Income Fund’s Prospectus
Supplement dated April 30, 2026 to Nomura Strategic Income Fund's Prospectus
Supplement dated March 27, 2026 to Nomura Strategic Income Fund’s Prospectus
Supplement dated December 8, 2025 to the Nomura Strategic Income Fund’s Prospectus
Shareholder reports and annual and semi-annual financial statements and other information filed with the SEC on Form N-CSR:
Annual: dated July 31, 2025 (File No. 811-04304)
Semi-Annual: dated  January 31, 2026 (File No. 811-04304)
Nomura Smid Cap Core Fund (Acquired Fund):
Prospectus dated July 31, 2025 (File No. 033-45961)
              Supplement dated June 30, 2026 to Nomura Smid Cap Core Fund's Prospectus
Supplement dated May 20, 2026 to Nomura Smid Cap Core Fund's Prospectus
Supplement dated April 30, 2026 to Nomura Smid Cap Core Fund's Prospectus
Supplement dated March 27, 2026 to Nomura Smid Cap Core Fund’s Prospectus
Supplement dated December 8, 2025 to Nomura Smid Cap Core Fund’s Prospectus
Supplement dated October 31, 2025 to Nomura Smid Cap Core Fund’s Prospectus
Supplement dated October 24, 2025 to Nomura Smid Cap Core Fund’s Prospectus
Supplement dated October 23, 2025 to Nomura Smid Cap Core Fund’s Prospectus
Supplement dated October 16, 2025 to Nomura Smid Cap Core Fund’s Prospectus
Supplement dated September 30, 2025 to Nomura Smid Cap Core Fund’s Prospectus
Supplement dated September 26, 2025 to Nomura Smid Cap Core Fund’s Prospectus
Supplement dated September 10, 2025 to Nomura Smid Cap Core Fund’s Prospectus
Shareholder reports and annual financial statements and other information filed with the SEC on Form N-CSR:

Annual: dated March 31, 2026 (File No. 811-06569)
Nomura Strategic Income ETF (Acquiring Fund):
Prospectus dated July 13, 2026 (File No. 811-04973)
Nomura Small and Mid Cap ETF (Acquiring Fund):
Prospectus dated July 13, 2026 (File No. 811-04973)
Because each Acquiring Fund was newly-created for the purposes of its respective Reorganization, the Acquiring Funds have not published financial statements. Each Acquiring Fund is a newly-created shell series of and Acquiring Trust with no assets or liabilities that will commence operations upon consummation of the respective Reorganization and continue the operations of the corresponding Acquired Fund. Each Acquired Fund shall be the accounting and performance survivor in its respective Reorganization, and each corresponding Acquiring Fund, as the corporate survivor in the Reorganization, shall adopt the accounting and performance history of the corresponding Acquired Fund.
You may request free copies of the Funds’ Statements of Additional Information (including any supplements), the Prospectuses, the annual reports, semi-annual shareholder reports, and financial statements and other information, which are filed with the SEC on Form N-CSR, through our website at nomuraassetmanagement.com/literature; by writing or calling your financial advisor or by calling toll‑free at 800 523-1918.
This Information Statement/Prospectus, which constitutes part of a Registration Statement on Form N-14 filed by the Acquiring Fund with the SEC under the Securities Act of 1933, as amended, omits certain of the information contained in such Registration Statements.
All available materials have been filed with the SEC. Reference is hereby made to the Registration Statements and to the exhibits and amendments thereto for further information with respect to the Funds and the shares they offer.  Statements contained herein concerning the provisions of documents are necessarily summaries of such documents, and each such statement is qualified in its entirety by reference to the copy of the applicable document filed with the SEC. Because the Acquiring Funds have not yet commenced operations, no shareholder reports or financial statements and other information filed on Form N-CSR are available for them.
Each Fund also files proxy materials, proxy and information statements, reports, and other information with the SEC in accordance with the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act.  These materials are available on the SEC’s website at www.SEC.gov. To request information regarding the Funds, you may also send an email to the SEC at publicinfo@sec.gov.

EXHIBITS TO
INFORMATION STATEMENT/PROSPECTUS
Exhibit
A
Form of Agreement and Plan of Reorganization
B
Financial Highlights
C
Comparison of Charter Documents

EXHIBIT A
DRAFT
AGREEMENT AND PLAN OF REORGANIZATION
THIS AGREEMENT AND PLAN OF REORGANIZATION (“Agreement”) is adopted as of this [__] day of [_______], 2026 by and among (i) each of the Nomura Funds open-end registered investment companies identified as a Target Entity on Exhibit A hereto (each a “Target Entity”), separately on behalf of its respective series identified on Exhibit A hereto (each a “Target Fund”); (ii) each of the Nomura Funds open-end registered investment companies identified as an Acquiring Entity on Exhibit A hereto (each an “Acquiring Entity”), separately on behalf of its respective series identified on Exhibit A hereto (each an “Acquiring Fund”); and (iii) Delaware Management Company, a series of Macquarie Investment Management Business Trust (“DMC”), with respect to Section 9.1 only.
WHEREAS, the parties hereto intend for each Acquiring Fund and the corresponding Target Fund (as set forth in Exhibit A hereto) to enter into a transaction pursuant to which: (i) the Acquiring Fund will acquire the Assets and Liabilities (as each such term is defined in Section 1.2) of the Target Fund in exchange for the shares of the Acquiring Fund identified on Exhibit A of equal value to the net assets of the Target Fund being acquired, and (ii) the Target Fund will distribute such shares of the Acquiring Fund to shareholders of the Target Fund, in connection with the liquidation of the Target Fund, all upon the terms and conditions hereinafter set forth in this Agreement (each such transaction, a “Reorganization” and collectively, the “Reorganizations”) Following the liquidation, a Target Fund will be dissolved. Each Acquiring Fund is, and will be immediately prior to Closing (defined in Section 3.1), a shell series, without assets (other than seed capital) or liabilities created for the purpose of acquiring the Assets and Liabilities (each as defined in Section 1.2) of the Target Fund;
WHEREAS, each Target Entity and each Acquiring Entity is an open-end, registered investment company; and
WHEREAS, this Agreement is intended to be and is adopted as a plan of reorganization and liquidation with respect to each Reorganization within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the “Code”).
NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, and intending to be legally bound, the parties hereto covenant and agree as follows:
1.
DESCRIPTION OF THE REORGANIZATIONS
1.1.
It is the intention of the parties hereto that each Reorganization described herein shall be conducted separately of the others, and a party that is not a party to a Reorganization shall incur no obligations, duties or liabilities with respect to such Reorganization by reason of being a party to this Agreement.  If any one or more Reorganizations should fail to be consummated, such failure shall not affect the other Reorganizations in any way.

1.2.
Provided that all conditions precedent to a Reorganization set forth herein have been satisfied or, to the extent legally permissible, waived as of the Closing Time (as defined in Section 3.1), and based on the representations and warranties each party provides to the others, each Target Entity and its corresponding Acquiring Entity agree to take the following steps with respect to their Reorganization(s), the parties to which are set forth in Exhibit A:
(a)
The Target Fund shall transfer all of its Assets, as defined and set forth in Section 1.2(b), to the Acquiring Fund, and the Acquiring Fund in exchange therefor shall assume the Liabilities, as defined and set forth in Section 1.2(c), and deliver to the Target Fund for distribution to the Target Fund’s shareholders the number of Acquired Fund shares, plus cash in lieu of fractional shares, all as determined in the manner set forth in Section 2.
(b)
The assets of the Target Fund to be acquired by the Acquiring Fund shall consist of all assets and property that can legally be transferred, including, without limitation, all rights, cash, securities, commodities and futures interests, forwards, swaps and other financial instruments, claims (whether absolute or contingent, known or unknown, accrued or unaccrued and including, without limitation, any interest in pending or future legal claims in connection with past or present portfolio holdings, whether in the form of class action claims, opt-out or other direct litigation claims, or regulator or government-established investor recovery fund claims, and any and all resulting recoveries), receivables (including dividends, interest, principal, subscriptions and other receivables), and other intangible property, and choses in action, copies of all books and records belonging to the Target Fund (including all books and records required to be maintained under the Investment Company Act of 1940, as amended (the “1940 Act”)), any deferred or prepaid expenses shown as an asset on the books of the Target Fund as of the Closing Time, and all interests, rights, privileges and powers, other than the Target Fund’s rights under this Agreement on the Closing Date as defined in Section 3.1 (collectively, “Assets”).
(c)
The Acquiring Fund shall assume all of the liabilities of the Target Fund, whether accrued or contingent, known or unknown, existing at the Closing Date, except for the Target Fund’s Excluded Liabilities (as defined below), if any, pursuant to this Agreement (collectively, with respect to each Target Fund separately, “Liabilities”).  The Assets minus the Liabilities of a Target Fund shall be referred to herein as the Target Fund’s “Net Assets.”
(d)
As soon as is reasonably practicable after the Closing, shares of the Acquiring Fund received pursuant to Section 1.2(a), as set forth in Exhibit A, will be distributed by the Target Fund to the Target Fund’s shareholders of record (“Target Fund Shareholders”), on a pro rata basis, and without further notice the outstanding shares of the Target Fund will be redeemed and cancelled as permitted by its Governing Documents (as defined in Section 4.1(a)) and applicable law, and the Target Fund will as promptly as practicable completely liquidate and dissolve as permitted by its Governing Documents and applicable law.  Such distribution to the Target Fund Shareholders and liquidation of the Target Fund will be accomplished by the transfer of the Acquiring Fund’s shares then credited to the account of the Target Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Target Fund Shareholders.  The aggregate net asset value of the Acquiring Fund’s shares to be so credited to the corresponding Target Fund Shareholders shall be equal to the aggregate net asset value of the corresponding Target Fund’s shares owned by the Target Fund Shareholders on the Closing Date in accordance with the Valuation Time in Section 2.1(a), plus cash in lieu of fractional shares, if applicable.  At the Closing, any outstanding certificates representing shares of a Target Fund will be cancelled.  The Acquiring Fund shall not issue certificates representing shares in connection with such exchange, irrespective of whether Target Fund Shareholders hold their Target Fund shares in certificated form.
(e)
Ownership of the Acquiring Fund’s shares will be shown on its books, as such are maintained by the Acquiring Fund’s transfer agent.
(f)
Beginning at least fifteen (15) business days prior to the Valuation Date, the Target Fund will provide the Acquiring Fund with a daily schedule of the Assets then held by the Target Fund. At least ten (10) business days prior to the Valuation Date,  Dimensional, on behalf of the Acquiring Fund, will advise the Target Fund of any investments of the Target Fund shown on the Target Fund’s schedule of Assets that the Acquiring Fund would not be permitted to hold (i) under its investment restrictions; (ii) under applicable law; or (iii) because the transfer of such investments would result in material operational or administrative difficulties (including relating to valuation matters) to the Acquiring Fund in connection with facilitating the orderly transition of the Target Fund’s Assets to the Acquiring Fund.  Under such circumstances, to the extent practicable, the Target Fund will, if requested by the Acquiring Fund and, to the extent permissible and consistent with its own investment objectives and policies and the fiduciary duties of the investment adviser responsible for the portfolio management of the Target Fund, dispose of such investments prior to the Valuation Date.  Notwithstanding the foregoing, nothing herein will permit or require the Target Fund to dispose of any Assets, if, in the reasonable judgment of the Target Entity’s board of directors or the Target Fund’s investment adviser, such disposition would adversely affect the tax-free nature of the Reorganization for U.S. federal income tax purposes, or would adversely affect the Target Fund’s status as a “regulated investment company” under the Code or would otherwise not be in the best interests of the Target Fund.
(g)
Any transfer taxes payable upon issuance of the Acquiring Fund’s shares in a name other than the registered holder of the Target Fund’s shares on the books and records of the Target Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom the Acquiring Fund’s shares are to be issued and transferred.
(h)
Immediately after the Closing Time, the share transfer books relating to the Target Fund shall be closed and no transfer of shares shall thereafter be made on such books.
2.
VALUATION
2.1.
With respect to each Reorganization:

(a)
The value of the Target Fund’s Assets shall be the value of such Assets computed as of immediately after the close of regular trading on the New York Stock Exchange (“NYSE”), which shall reflect the declaration of any dividends, on the Closing Date using the valuation methodologies set forth in the then-current prospectus for the Target Fund and the valuation procedures established by the Target Entity’s valuation designee (“Valuation Time”).  On the Closing Date, the Target Fund shall record the value of the Assets, as valued pursuant to this Section 2.1(a), on a valuation report (the “Valuation Report”) and deliver a copy of the Valuation Report to the Acquiring Fund by 7:00 pm (Eastern time) on the Closing Date, or as soon as practicable thereafter.
(b)
The net asset value per share of the Acquiring Fund shares issued in connection with the Reorganization shall be the net asset value per share of the Acquiring Fund as of the close of business on the Closing Date.
(c)
The number of shares of the Acquiring Fund shares issued in exchange for the Target Fund’s Net Assets shall equal the number of shares of the Target Fund outstanding as of the Valuation Date.  All Acquiring Fund shares delivered to a Target Fund will be delivered at net asset value without the imposition of a sales load, commission, transaction fee or other similar fee.
(d)
All computations of value shall be made by the Target Fund’s and the Acquiring Fund’s designated recordkeeping agent using the valuation procedures described in this Section 2.
3.
CLOSING AND CLOSING DATE
3.1.
Each Reorganization shall close on the date identified on Exhibit A or such other date as the parties may mutually agree with respect to any or all Reorganizations (the “Closing Date”).  All acts taking place at the closing of a Reorganization (“Closing”) shall, subject to the satisfaction or waiver of the conditions in this Agreement, be deemed to take place simultaneously as of the later of 7:01 pm Eastern time or the finalization of the applicable Target Fund’s net asset value on the Closing Date of that Reorganization, unless otherwise agreed to by the parties (the “Closing Time”).  The Closing of each Reorganization shall be held in person, by facsimile, email or such other communication means as the parties may reasonably agree.
3.2.
With respect to each Reorganization:
(a)
The Target Fund’s portfolio securities, investments or other assets that are represented by a certificate or other written instrument shall be transferred, presented and delivered by the Target Fund as of the Closing Time or as soon as practicable thereafter to the Acquiring Fund by directing that the Target Fund’s custodian (the “Custodian”) transfer and deliver them from the account of the Target Fund (the “Target Account”) to an account of the Acquiring Fund at the Custodian (the “Acquiring Account”) duly endorsed in proper form for transfer and in such condition as to constitute good delivery thereof.  The Target Fund shall direct the Custodian to transfer and deliver to the Acquiring Account as of the Closing Date by book entry, in accordance with the customary practices of the Custodian and any securities depository (as defined in Rule 17f-4 under the 1940 Act) in which the

Assets are deposited, the Target Fund’s portfolio securities and instruments so held.  The cash to be transferred by the Target Fund shall be transferred from the Target Account to the Acquiring Account by wire transfer of federal funds or other appropriate means on the Closing Date.  If the Target Fund is unable to make such delivery on the Closing Date in the manner contemplated by this Section for the reason that any of such securities or other investments purchased prior to the Closing Date have not yet been delivered to the Target Fund or its broker, then the Acquiring Fund may, in its sole discretion, waive the delivery requirements of this Section with respect to said undelivered securities or other investments if the Target Fund has, by or on the Closing Date, delivered to the Acquiring Fund or its Custodian executed copies of an agreement of assignment and escrow and due bills executed on behalf of said broker or brokers, together with such other documents as may be required by the Acquiring Fund or its Custodian, such as brokers’ confirmation slips.
(b)
The Target Entity shall direct the Custodian for the Target Fund to deliver, at the Closing or as soon as practicable thereafter, a certificate of an authorized officer stating that the Assets have been delivered in proper form to the Acquiring Fund no later than the Closing Time on the Closing Date, and (ii) all necessary Taxes (as defined below) in connection with the delivery of the Assets, including all applicable federal, state and foreign stock transfer stamps, if any, have been paid or provision for payment has been made.  At the Closing, or as soon as practicable thereafter, the Acquiring Entity will cause the Custodian to deliver a certificate of an authorized officer acknowledging that the Acquiring Fund has received the Target Fund portfolio securities, cash and any other Assets as of the final settlement date for such transfers.
(c)
At such time prior to the Closing Date as the parties mutually agree, the Target Fund shall instruct its transfer agent (the “Target Transfer Agent”) to provide instructions and related information to the Acquiring Fund or its transfer agent with respect to the Target Fund Shareholders, including names, addresses, dividend reinvestment elections, if any, and tax withholding status of the Target Fund Shareholders as of the date agreed upon (such information to be updated as of the Closing Date, as necessary).  The Acquiring Fund and its transfer agent shall have no obligation to inquire as to the validity, propriety or correctness of any such instruction, information or documentation, but shall, in each case, assume that such instruction, information or documentation is valid, proper, correct and complete.
(d)
The Target Entity shall direct the Target Transfer Agent to deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that its records, as provided to the Acquiring Fund, contain the names and addresses of the Target Fund Shareholders and the number of outstanding shares of each class owned by each such shareholder immediately prior to the Closing.  At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.
(e)
In the event that on the Closing Date (i) the NYSE or another primary trading market for portfolio securities of the Target Fund (each, an “Exchange”) shall be closed to trading or trading thereupon shall be restricted, or (ii) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the board of trustees of the Acquiring Entity or the Target Entity, or the authorized officers of such entities, accurate appraisal of the value of the net assets of the Acquiring Fund or the Target Fund, respectively, is impossible or impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored or such later dates as may be mutually agreed in writing by an authorized officer of each party.
4.
REPRESENTATIONS AND WARRANTIES
4.1.
With respect to each Reorganization, the applicable Target Entity, on behalf of the Target Fund, represents and warrants to the corresponding Acquiring Entity and Acquiring Fund as follows:
(a)
The Target Entity is a statutory trust organized under the laws of the State of Delaware, validly existing and in good standing and with power under the Target Entity’s governing documents (including bylaws), as applicable (“Governing Documents”), to own all of its Assets, to carry on its business as it is now being conducted and to enter into this Agreement and perform its obligations hereunder, and the Target Fund is a duly established and designated separate series of the Target Entity;
(b)
The Target Entity is a registered investment company classified as a management company of the open-end type, and its registration with the U.S. Securities and Exchange Commission (the “Commission”) as an investment company under the 1940 Act, and the registration of the shares of the Target Fund under the Securities Act of 1933, as amended (“1933 Act”), are in full force and effect and will be in full force and effect on the Closing Date, and, to the knowledge of the Target Fund, no action or proceeding to revoke or suspend such registrations is pending, or threatened.  All issued and outstanding shares of the Target Fund have been offered for sale in conformity in all material respects with applicable federal and state securities laws;
(c)
No consent, approval, authorization, or order of any court or governmental authority or the Financial Industry Regulatory Authority (“FINRA”) is required for the consummation by the Target Fund and the Target Entity of the transactions contemplated herein, except such as have been obtained or will be obtained at or prior to the Closing Date under the 1933 Act, the Securities Exchange Act of 1934, as amended (“1934 Act”), the 1940 Act, and state securities or blue sky laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico), each of which, as required, shall have been obtained on or prior to the Closing Date.  No consent of or notice to any other third party or entity is required for the consummation by the Target Fund of the transactions contemplated by this Agreement;
(d)
Except as disclosed to the Acquiring Entity, the current prospectus and statement of additional information and current shareholder reports of the Target Fund, and, to the knowledge of the Target Fund, each prospectus and statement of additional information and shareholder reports of the Target Fund (including its predecessor fund, if any) used at all times during the three (3) years prior to the date of this Agreement, conform or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;
(e)
The Target Fund is in compliance in all material respects with the applicable investment policies and restrictions set forth in the Target Fund’s prospectus and statement of additional information;
(f)
Except as otherwise disclosed to and accepted, in writing, by or on behalf of the Acquiring Fund, (i) the Target Fund will as of the Closing Time have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets free of adverse claims, including any liens or other encumbrances, not disclosed and reflected in the value thereof, and (ii) upon delivery and payment for such Assets, the Acquiring Fund will acquire good and marketable title thereto, subject to only those restrictions on the full transfer thereof when held by the Acquiring Fund as when they were held by the Target Fund (including, without limitation, such restrictions as might arise under the 1933 Act), free of adverse claims not otherwise disclosed and reflected in the value thereof (including, without limitation, assets that are designated as collateral for the Target Fund’s derivative positions, including without limitation as collateral for swap positions and as margin for futures and options positions, subject to such segregation and liens that apply to such Assets);
(g)
Except as otherwise disclosed to and accepted, in writing, by or on behalf of the Acquiring Fund, the Target Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Target Entity’s Governing Documents or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Target Fund or the Target Entity is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any lien, encumbrance, penalty or additional fee under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Target Fund or Target Entity is a party or by which it is bound;
(h)
Except as set forth on Schedule 4.1(h), no litigation or administrative proceeding or investigation of or before any court, tribunal, arbitrator, governmental body, regulatory agency or FINRA is presently pending or, to the Target Fund’s knowledge, threatened against the Target Fund or Target Entity, and no such litigation, proceeding or investigation, if adversely determined, would materially and adversely affect the Target Fund’s financial condition or the conduct of its business or the Target Fund’s ability to consummate the transactions contemplated by this Agreement.
(i)
The financial statements of the Target Fund (including its predecessor fund, if any) for the Target Fund’s most recently completed fiscal year have been audited by an independent registered public accounting firm identified in the Target Fund’s prospectus or statement of additional information included in the Target Fund’s registration statement on Form N-1A.  To the knowledge of the Target Fund (including its predecessor fund, if any), such statements, as well as the unaudited, semi-annual financial statements for the semi-annual period next succeeding the Target Fund’s most recently completed fiscal year, if any, were prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied, and such statements present fairly, in all material respects, the financial condition of the Target Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Target Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein. No significant deficiency, material weakness, fraud, significant change or other factor that could significantly affect the internal controls of the Target Fund has been disclosed or is required to be disclosed in the Target Fund’s reports on Form N-CSR and, to the knowledge of the Target Fund, no such disclosure will be required as of the Closing Date;
(j)
Since the last day of the Target Fund’s most recently completed fiscal year, there has not been any material adverse change in the Target Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business;
(k)
On the Closing Date, all federal and other material Tax Returns (as defined below) of the Target Fund (including its predecessor fund, if any) required by law to have been filed by such date (taking into account any extensions) shall have been timely filed and are or will be true, correct and complete in all material respects, and all Taxes (as defined below) shown as due or claimed to be due by any government entity shall have been paid or provision has been made for the payment thereof.  To the Target Fund’s knowledge, no such Tax Return is currently under audit and no such audit has been threatened by any Federal, state, local or foreign Tax authority; no assessment has been asserted or proposed with respect to such Tax Returns; there are no levies, liens or other encumbrances on the Target Fund or its assets resulting from the non-payment of any Taxes (other than for Taxes not yet due and payable); no waivers of the time to assess any such Taxes are outstanding nor are any written requests for such waivers pending (in each case other than waivers as a result of extensions of time to file Tax Returns); and adequate provision has been made in the financial statements of the Target Fund (including its predecessor fund, if any) for all Taxes in respect of all periods ended on or before the date of such financial statements.  To the Target Fund’s knowledge, no claim has ever been made by a taxing authority in a jurisdiction where the Target Fund has not filed or does not file a Tax Return that the Target Fund is or may be subject to taxation in that jurisdiction.  The Target Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of distributions on and redemptions of its shares of beneficial interest and to withholding in respect of distributions to shareholders and is not liable for any material penalties that could be imposed thereunder.  As used in this Agreement, “Tax” or “Taxes” means any tax or other like assessment or charge (including, but not limited to, excise tax and withholding on amounts paid to or by any person), together with any interest, penalty, addition to tax or additional amount imposed by any governmental authority (whether U.S., foreign, federal, state or local) responsible for the imposition of any such tax.  “Tax Return” means reports, returns, information returns, dividend reporting forms, elections, agreements, declarations, or other documents or reports of any nature or kind (including any attached schedules, supplements and additional or supporting material) filed or required to be filed or furnished or required to be furnished with respect to any Taxes, including any claim for refund, amended return or declaration of estimated Taxes (and including any amendments with respect thereto);
(l)
The Target Fund: (i) is not (and will not be as of the Closing Date) classified as a partnership, and instead is (and will be as of the Closing Date) classified as an association that is subject to tax as a corporation for federal tax purposes and either has elected the latter classification by filing Form 8832 with the Internal Revenue Service (the “Service”) or is a “publicly traded partnership” (as defined in Section 7704(b) of the Code) that is treated as a corporation for federal tax purposes, (ii) has elected to be a regulated investment company under Subchapter M of the Code, and (iii) is a “fund,” as defined in Section 851(g)(2) of the Code, that is treated as a separate corporation under Section 851(g)(1) of the Code.  The Target Fund has qualified for treatment as a regulated investment company for each taxable year since inception that has ended prior to the Closing Date and will have satisfied the requirements of Part I of Subchapter M of the Code to maintain such qualification for the period beginning on the first day of its current taxable year and ending on the Closing Date, and for each such taxable year (or portion thereof), the Target Fund has been eligible to compute its federal income tax under Section 852 of the Code. The Target Fund will satisfy the diversification requirements of Section 851(b)(3) of the Code without regard to the last sentence of Section 851(d)(1) of the Code as of the last taxable year quarter end of the Target Fund closing on or before the Closing Date. The Target Fund has not had at any time since its inception (and will not have as of the Closing Date) any material tax liability under Sections 852 or 4982 of the Code for any period ended on or before the Closing Date. The Target Fund has no earnings or profits accumulated with respect to any taxable year in which the provisions of Subchapter M of the Code did not apply to the Target Fund;
(m)
All issued and outstanding shares of the Target Fund are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Target Entity, and are not, and on the Closing Date will not be, subject to preemptive or objecting shareholder rights.  In every state where offered or sold, such offers and sales by the Target Fund have been in compliance in all material respects with applicable registration and/or notice requirements of the 1933 Act and state and District of Columbia securities laws;
(n)
The Target Entity, on behalf of the Target Fund, has all requisite power and authority to enter into this Agreement and to consummate the transactions contemplated herein.  The execution, delivery and performance of this Agreement has been duly authorized by all necessary action, if any, on the part of the board of trustees of the Target Entity and, subject to the approval of the shareholders of the Target Fund (only with respect to any obligations under this Agreement that are contingent on such shareholder approval) and the due authorization, execution and delivery of this Agreement by the other parties hereto, this Agreement will constitute a valid and binding obligation of the Target Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(o)
The books and records of the Target Fund are true and correct in all material respects and contain no material omissions with respect to information required to be maintained under the laws, rules and regulations applicable to the Target Fund;
(p)
The Target Entity is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code;
(q)
The Target Fund has no unamortized or unpaid organizational fees or expenses;
(r)
The Target Fund has not changed its taxable year end within the most recent 48-month period ending on the last day of the month immediately preceding the Closing Date of a Reorganization, and it does not intend to change its taxable year end prior to the Closing Date;
(s)
The Target Fund has not undergone, has not agreed to undergo, nor is required to undergo (nor will it be required as a result of the transactions contemplated in this Agreement to undergo) a change in its method of accounting resulting in an adjustment to its taxable income pursuant to Section 481 of the Code. The Target Fund (including the Acquiring Fund as its successor) will not be required to include any item of income in, or exclude any item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date as a result of any (i) change in method of accounting for a taxable period ending on or prior to the Closing Date; (ii) “closing agreement” as described in Section 7121 of the Code (or any corresponding or similar provision of state, local or foreign income tax law) executed on or prior to the Closing Date; (iii) installment sale or open transaction disposition made on or prior to the Closing Date; or (iv) prepaid amount received on or prior to the Closing; and
(t)
The Target Fund has no actual or potential material liability for any Tax obligation of any taxpayer other than itself.  The Target Fund (including its predecessor fund, if any) is not currently and has never been a member of a group of corporations with which it has filed (or been required to file) consolidated, combined or unitary Tax Returns except as disclosed on Schedule 4.1(t) with respect to certain state Tax Returns.  The Target Fund is not a party to any Tax allocation, sharing, or indemnification agreement (other than agreements the primary purpose of which do not relate to Taxes).
4.2.
With respect to each Reorganization, the applicable Acquiring Entity, on behalf of the Acquiring Fund, represents and warrants to the corresponding Target Entity and Target Fund as follows:
(a)
The Acquiring Fund is duly organized as a series of the Acquiring Entity, which is a statutory trust duly formed, validly existing, and in good standing under the laws of the State of Delaware, each with power under its Governing Documents, to own all of its properties and assets and to carry on its business as it is now being, and as it is contemplated to be, conducted, and to enter into this Agreement and perform its obligations hereunder;
(b)
The Acquiring Entity is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of the shares of the Acquiring Fund under the 1933 Act are in full force and effect;
(c)
No consent, approval, authorization, or order of any court, governmental authority or FINRA is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been or will be (at or prior to the Closing Date) obtained under the 1933 Act, the 1934 Act, the 1940 Act and state securities laws or blue sky laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico), each of which, as required, shall have been obtained on or prior to the Closing Date.  No consent of or notice to any other third party or entity is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement;
(d)
The registration statement on Form N-14 (the “N-14 Registration Statement”) and any other prospectus and/or statement of additional information of the Acquiring Fund to be used in connection with the Reorganization will conform at the time of their use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;
(e)
The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Acquiring Entity’s Governing Documents or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund or the Acquiring Entity is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any lien, encumbrance, penalty, or additional fee under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund or the Acquiring Entity is a party or by which it is bound;
(f)
Except as set forth on Schedule 4.2(f), no litigation or administrative proceeding or investigation of or before any court, tribunal, arbitrator, governmental body, regulatory agency or FINRA is presently pending or, to the Acquiring Fund’s knowledge, threatened against the Acquiring Fund, and no such litigation, proceeding or investigation, if adversely determined, would materially and adversely affect the Acquiring Fund’s financial condition or the conduct of its business or the Acquiring Fund’s ability to consummate the transactions contemplated by this Agreement;
(g)
The Acquiring Fund has yet commenced operations. The Reorganization will be structured as a “shell reorganization” subject to U.S. federal income tax treatment under Section 368(a)(1)(F) of the Code.  The Acquiring Fund is, and will be at the time of Closing, a new series portfolio of the Acquiring Entity created within the last twelve (12) months, without assets (other than seed capital) or liabilities, formed for the purpose of receiving the Assets and assuming the Liabilities of the Target Fund in connection with the Reorganization and, accordingly, the Acquiring Fund has not prepared books of account and related records or financial statements or issued any shares except those issued in a private placement to its investment adviser or its affiliate to secure any required initial shareholder approvals;
(h)
The Acquiring Fund: (i) was formed for the purpose of the Reorganization, (ii) is not (and will not be as of the Closing Date) classified as a partnership, and instead is (and will be as of the Closing Date) classified as an association that is subject to tax as a corporation for federal tax purposes and either has elected (or will timely elect) the latter classification by filing Form 8832 with the Service or is (or will be as of the Closing Date) a “publicly traded partnership” (as defined in Section 7704(b) of the Code) that is treated as a corporation for federal tax purposes, (iii) has not filed any income tax return, and intends to qualify to be a regulated investment company under Subchapter M of the Code for its taxable year which includes the Closing Date, holds and has held no property other than de minimis assets related to its formation or maintenance of its legal status and has and has had no tax attributes other than attributes related to such de minimis assets, and (iv) is a “fund,” as defined in Section 851(g)(2) of the Code, that is treated as a separate corporation under Section 851(g)(1) of the Code.  The Acquiring Fund has no earnings or profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it;
(i)
All issued and outstanding Acquiring Fund shares are, and on the Closing Date will be, duly authorized and validly issued and outstanding, fully paid and non-assessable by the Acquiring Entity and, in every state where offered or sold, such offers and sales have been in compliance in all material respects with applicable registration and/or notice requirements of the 1933 Act and state and District of Columbia securities laws;
(j)
The Acquiring Entity, on behalf of the Acquiring Fund, has all requisite power and authority to enter into this Agreement and to consummate the transactions contemplated herein.  The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the board of trustees of the Acquiring Entity, on behalf of the Acquiring Fund, and subject to the approval of shareholders of the Target Fund and the due authorization, execution and delivery of this Agreement by the other parties hereto, this Agreement will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;
(k)
The shares of the Acquiring Fund to be issued and delivered to the Target Fund, for the account of the Target Fund Shareholders, pursuant to the terms of this Agreement, have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund shares, and, upon receipt of the Target Fund’s Assets in accordance with the terms of this Agreement, will be fully paid and non-assessable by the Acquiring Entity;
(l)
The books and records of the Acquiring Fund are true and correct in all material respects and contain no material omissions with respect to information required to be maintained under laws, rules, and regulations applicable to the Acquiring Fund;
(m)
The Acquiring Entity is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code;
4.3.
With respect to each Reorganization, the Target Entity, on behalf of the Target Fund, and the Acquiring Entity, on behalf of the Acquiring Fund, represent and warrant as follows:
(a)
For federal income tax purposes, the fair market value of the Acquiring Fund’s shares that each Target Fund Shareholder receives will be approximately equal to the fair market value of the Target Fund shares it actually or constructively surrenders in exchange therefor;
(b)
The fair market value of the Assets will equal or exceed the Liabilities to be assumed by the Acquiring Fund and those to which the Assets are subject;
(c)
No expenses incurred by the Target Fund or on its behalf in connection with the Reorganization will be paid or assumed by the Acquiring Fund or any other third party unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) (“Reorganization Expenses”), and no cash or property other than Acquiring Fund shares will be transferred to the Target Fund or any of its shareholders with the intention that it be used to pay any expenses (even Reorganization Expenses) thereof;
(d)
Immediately following consummation of the Reorganization, other than shares of the Acquiring Fund issued to DMC or its affiliate representing de minimis assets related to the Acquiring Fund’s formation or maintenance of its legal status, (1) the shareholders of the Acquiring Fund will own all the Acquiring Fund Shares and will own those shares solely by reason of their ownership of the Target Fund shares immediately before the Reorganization; (2) the Acquiring Fund will hold the same assets and will be subject to the Liabilities that the Target Fund held or was subject to immediately before the Reorganization; and (3) the amount of all distributions (other than regular, normal dividends) the Target Fund will make immediately preceding the Reorganization, will, in the aggregate, constitute less than 1% of its net assets.
5.
COVENANTS OF THE ACQUIRING FUNDS AND THE TARGET FUNDS
5.1.
With respect to each Reorganization:
(a)
The Target Portfolio will (i) operate its business in the ordinary course and substantially in accordance with past practice between the date hereof and the Closing Date, it being understood that, with respect to the Target Portfolio, such ordinary course of business may include purchases and sales of portfolio securities and other instruments, sales and redemptions of the Target Portfolio’s shares, and the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable, and (ii) use its reasonable best efforts to preserve intact its business organization and material assets and maintain the rights, franchises and business and customer relations necessary to conduct the business operations of the Target Portfolio in the ordinary course in all material respects.  The Acquiring Portfolio shall take such actions as are customary to the organization of a new series prior to its commencement of operations.  No party shall take any action that would, or would reasonably be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respects.
(b)
The Target Fund covenants that the Acquiring Fund’s shares to be issued pursuant to this Agreement are not being acquired for the purpose of making any distribution thereof, other than to the Target Fund’s shareholders in accordance with the terms of this Agreement.
(c)
The Target Entity, on behalf of the Target Fund, will provide the Acquiring Fund with (1) a statement of the respective tax basis and holding period of all investments to be transferred by the Target Fund to the Acquiring Fund, (2) a copy (which may be in electronic form) of the shareholder ledger accounts including, without limitation, the name, address and taxpayer identification number of each shareholder of record, the number of shares of beneficial interest held by each shareholder, the dividend reinvestment elections applicable to each shareholder, and the backup withholding and nonresident alien withholding certifications, notices or records on file with the Target Fund with respect to each shareholder, for all of the shareholders of record of the Target Fund as of the close of business on the Closing Date, who are to become holders of the Acquiring Fund as a result of the transfer of Assets (the “Target Fund Shareholder Documentation”), certified by its transfer agent or its President or Vice-President to the best of their knowledge and belief, (3) the tax books and records of the Target Fund for purposes of preparing any returns required by law to be filed for tax periods ending after the Closing Date, and (4) all FASB ASC 740-10-25 (formerly FIN 48) workpapers and supporting statements pertaining to the Target Fund (the “FIN 48 Workpapers”). The foregoing information to be provided within such timeframes as is mutually agreed by the parties.
(d)
Subject to the provisions of this Agreement, the Acquiring Fund and the Target Fund will each take, or cause to be taken, all action, and do or cause to be done all things, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.
(e)
As soon as is reasonably practicable after the Closing, the Target Fund will make one or more distributions to its shareholders consisting of all shares of the Acquiring Fund received at the Closing, as set forth in Section 1.2(d) hereof.
(f)
If reasonably requested by the Acquiring Fund, the Target Entity, on behalf of the Target Fund, shall deliver to the Acquiring Fund a statement of the earnings and profits (accumulated and current) of the Target Fund for federal income tax purposes that will be carried over to the Acquiring Fund as a result of Section 381 of the Code. The information to be provided under this subsection shall be provided within such timeframes as is mutually agreed by the parties.
(g)
The Acquiring Fund and the Target Fund shall each use their best efforts prior to Closing to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement.
(h)
It is the intention of the parties that each Reorganization will qualify as a reorganization with the meaning of Section 368(a)(1)(F) of the Code.  None of the parties to a Reorganization shall take any action or cause any action to be taken (including, without limitation the filing of any Tax Return) that is inconsistent with such treatment or results in the failure of such Reorganization to qualify as a reorganization within the meaning of Section 368(a)(1)(F) of the Code.
(i)
Any reporting responsibility of the Target Fund, including, but not limited to, the responsibility for filing regulatory reports, Tax Returns relating to tax periods ending on or prior to the Closing Date (whether due before or after the Closing Date), or other documents with the Commission, any state securities commission, and any Federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Target Fund, except as otherwise is mutually agreed by the parties.
(j)
The Target Entity, on behalf of the Target Fund, shall deliver to the Acquiring Fund copies of: (1) the federal, state and local income Tax Returns filed by or on behalf of the Target Fund (including its predecessor fund, if any) for the prior three (3) taxable years; and (2) any of the following that have been issued to or for the benefit of or that otherwise affect the Target Fund and which have continuing relevance: (a) rulings, determinations, holdings or opinions issued by any federal, state, local or foreign tax authority and (b) legal or Tax opinions.
(k)
Prior to the Closing, the Target Fund (i) may recapitalize so that it has a single class of shares outstanding and so that each holder of that single class of shares holds shares of that single class immediately after the recapitalization with an aggregate value equal to the aggregate value of any shares of the Target Fund held prior to the recapitalization, and (ii) if the Target Fund recapitalizes, then following the recapitalization (but, for the avoidance of doubt, prior to the Closing), shall redeem all fractional shares of the Target Fund outstanding on the records of the Target Fund’s transfer agent.
6.
CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TARGET FUNDS
6.1.
With respect to each Reorganization, the obligations of the Target Entity, on behalf of the Target Fund, to consummate the transactions provided for herein shall be subject to the performance, or to the extent legally permissible, the Target Entity’s waiver, of the obligations to be performed by the Acquiring Fund hereunder on or before the Closing Date and, in addition thereto, the following conditions:
(a)
All representations and warranties of the Acquiring Fund and the Acquiring Entity contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Time, with the same force and effect as if made on and as of the Closing Time;
(b)
The Acquiring Entity shall have delivered to the Target Fund as of the

Closing Time a certificate executed in its name by its President or Vice President and Treasurer, in form and substance reasonably satisfactory to the Target Fund and dated as of the Closing Date, to the effect that the representations and warranties of or with respect to the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Time, except as they may be affected by the transactions contemplated by this Agreement; and
(c)
The Acquiring Entity and the Acquiring Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Entity and the Acquiring Fund, on or before the Closing Time.
7.
CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUNDS
7.1.
With respect to each Reorganization, the obligations of the Acquiring Entity, on behalf of the Acquiring Fund, to consummate the transactions provided for herein shall be subject to the performance, or to the extent legally permissible, the Acquiring Fund’s waiver, of the obligations to be performed by the Target Fund hereunder on or before the Closing Date and, in addition thereto, the following conditions:
(a)
All representations and warranties of the Target Entity and the Target Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Time, with the same force and effect as if made on and as of the Closing Time;
(b)
The Target Entity shall have delivered to the Acquiring Entity on the Closing Date a certificate executed in its name by its President or Vice President and Treasurer, in form and substance reasonably satisfactory to the Acquiring Entity and dated as of the Closing Date, to the effect that the representations and warranties of or with respect to the Target Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement;
(c)
If requested by the Acquiring Fund, the Target Entity, on behalf of the Target Fund, shall have delivered to the Acquiring Entity (i) a statement of the Target Fund’s Assets, a list of portfolio securities of the Target Fund showing the adjusted tax basis of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of the Target Entity, (ii) the Target Fund Shareholder Documentation, (iii) the tax books and records of the Target Fund for purposes of preparing any returns required by law to be filed for tax periods ending after the Closing Date (iv) the FIN 48 Workpapers, (v) to the extent permitted by applicable law, all information pertaining to, or necessary or useful in the calculation or demonstration of, the investment performance of the Target Fund, and/or (vi) a statement of earnings and profits as provided in Section 5.1(f);
(d)
The Target Entity shall have delivered to the Acquiring Entity as of the

Closing Time a certificate executed in its name by its President or Vice President and Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of or with respect to the Target Fund made in this Agreement are true and correct at and as of the Closing Time;
(e)
The Custodian and the Target Transfer Agent shall have delivered the certificates contemplated by Sections 3.2(b) and 3.2(d) of this Agreement, respectively, each duly executed by an authorized officer of the Custodian, an authorized officer of the Target Transfer Agent or the Treasurer of the Target Entity, as applicable;
(f)
The Target Entity and the Target Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Target Entity and the Target Fund, on or before the Closing Time;
(g)
The Target Entity, on behalf of the Target Fund, shall have duly executed and delivered to the Acquiring Entity such bills of sale, assignments, certificates and other instruments of transfer, including transfer instructions to the Custodian and instructions to the Acquiring Fund’s transfer agent as the Acquiring Entity may reasonably deem necessary or desirable to evidence the transfer to the Acquiring Fund by the Target Fund all of the right, title and interest of the Target Fund in and to the respective Assets of the Target Fund. In each case, the Assets of the Target Fund shall be accompanied by all necessary state stock transfer stamps or cash for the appropriate purchase price therefor;
(h)
The Acquiring Entity shall have received at the Closing: (i) a certificate of an authorized signatory of the Custodian stating that the Assets of the Target Fund have been delivered to the Acquiring Fund; and (ii) a certificate of an authorized signatory from the Custodian for the Acquiring Fund stating that the Assets of the Target Fund have been received;
8.
FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUNDS AND THE TARGET FUNDS
With respect to each Reorganization, if any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the Target Fund or the Acquiring Fund, the Acquiring Entity or Target Entity, respectively, shall, at its option, not be required to consummate the transactions contemplated by this Agreement:
8.1.
The Agreement and transactions contemplated herein shall have been approved by the board of trustees of each of the Target Entity and Acquiring Entity.  Notwithstanding anything herein to the contrary, neither the Target Fund nor the Acquiring Fund may waive the conditions set forth in this Section 8.1;
8.2.
On the Closing Date, no action, suit or other proceeding shall be pending or, to the Target Entity’s or the Acquiring Entity’s knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement, or the transactions contemplated herein;

8.3.
All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Acquiring Fund or Target Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not result in a material adverse effect on the Acquiring Fund or the Target Fund, provided that either party hereto may for itself waive any of such conditions;
8.4.
The N-14 Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and
8.5.
The Target Entity (on behalf of each Target Fund) and the Acquiring Entity (on behalf of each Acquiring Fund) shall have received on or before the Closing Date an opinion of Stradley Ronon Stevens & Young, LLP (“Stradley Ronon”) in form and substance reasonably acceptable to the Target Entity and the Acquiring Entity, as to the matters set forth on Schedule 8.5.  In rendering such opinion, Stradley Ronon may request and rely upon representations contained in certificates of officers of the Target Entity, the Acquiring Entity and others, and the officers of the Target Entity and the Acquiring Entity shall use their best efforts to make available such truthful certificates.  Such opinion shall contain such limitations as shall be in the opinion of Stradley Ronon appropriate to render the opinions expressed therein.  Subject to receipt of the certificates referenced in this Section 8.5 and absent a change of law or change of fact between the date of this Agreement and the Closing, the Acquiring Fund agrees that such opinion shall state that the Reorganization will qualify as a “reorganization” under Section 368(a)(1) of the Code.  Notwithstanding anything herein to the contrary, neither the Acquiring Entity nor the Target Entity may waive the conditions set forth in this paragraph 8.5.
9.
EXPENSES
9.1.
With respect to each Reorganization, the Acquired Fund will pay half of the costs of the Reorganization and the Acquiring Fund will pay half the costs of the Reorganization.
10.
COOPERATION AND EXCHANGE OF INFORMATION
10.1.
With respect to each Reorganization, prior to the Closing and for a reasonable time thereafter, the Target Entity and Acquiring Entity will provide each other and their respective representatives with such cooperation, assistance and information as is reasonably necessary (i) for the filing of any Tax Return, for the preparation for any audit, and for the prosecution or defense of any claim, suit or proceeding relating to any proposed adjustment, or (ii) for any financial accounting purpose.  Each such party or their respective agents will retain until the applicable period for assessment under applicable law (giving effect to any and all extensions or waivers) has expired all returns, schedules and work papers and all material records or other documents relating to Tax matters and financial reporting of Tax positions of the Target Portfolio and the Acquiring Portfolio for its taxable period first ending after the Closing of the applicable Reorganization and for all prior taxable periods for which the statute of limitation had not run at the time of the Closing, provided that a Target Entity shall not be required to maintain any such documents that it has delivered to the Acquiring Portfolio.

11.
ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES AND COVENANTS
11.1.
The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.  The covenants to be performed after the Closing shall survive the Closing.
12.
TERMINATION
This Agreement may be terminated and the transactions contemplated hereby may be abandoned with respect to one or more (or all) Reorganizations by mutual agreement of the parties.
13.
AMENDMENTS
This Agreement may be amended, modified or supplemented in a writing signed by the parties hereto to be bound by such Amendment.
14.
HEADINGS; GOVERNING LAW; COUNTERPARTS; ASSIGNMENT; LIMITATION OF LIABILITY
14.1.
The Article and Section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.
14.2.
This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware and applicable federal law, without regard to its principles of conflicts of laws.
14.3.
This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.
14.4.
This Agreement may be executed in any number of counterparts, each of which shall be considered an original.
14.5.
It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of their respective directors or trustees, shareholders, nominees, officers, agents, or employees personally, but shall bind only the property of the applicable Target Fund or the applicable Acquiring Fund as provided in the Governing Documents of the applicable Target Entity or the applicable Acquiring Entity, respectively.  The execution and delivery by such officers of this Agreement or any certificates or other documentation shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of such party.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be approved on behalf of each Acquiring Fund and Target Fund.

By:

By:

Name:
Name:

Title:
Title:

With respect to Section 9.1 only, Delaware Management Company, a series of Macquarie Investment Management Business Trust
By:

Name:
Title:

EXHIBIT A
TABLE OF REORGANIZATIONS
TARGET FUND AND TARGET ENTITY	ACQUIRING FUND AND ACQUIRING ENTITY
Nomura Smid Cap Core Fund, a series of Ivy Funds	Nomura Small and Mid Cap ETF, a series of Nomura ETF Trust II (formerly, Voyager Insured Funds)

Nomura Strategic Income Fund, a series of Delaware Group Government Fund	Nomura Strategic Income ETF, a series of Nomura ETF Trust II (formerly, Voyager Insured Funds)

Schedule 4.1(h)
Target Fund Litigation, Administrative Proceedings and Investigations

[None]

Schedule 4.1(t)
Target Fund Tax Returns
[None]

Schedule 4.2(f)
Acquiring Fund Litigation, Administrative Proceedings and Investigations
[None]

Schedule 8.5
Tax Opinions
(i)
The acquisition by the Acquiring Fund of substantially all of the assets of the Target Fund, as provided for in the Agreement, in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of all of the liabilities of the Target Fund, followed by the distribution by the Target Fund to its shareholders of the Acquiring Fund shares in complete liquidation of the Target Fund, will qualify as a reorganization within the meaning of Section 368(a)(1)(F) of the Code, and the Target Fund and the Acquiring Fund each will be a “party to the reorganization” within the meaning of Section 368(b) of the Code.
(ii)
No gain or loss will be recognized by the Target Fund upon the transfer of substantially all of its assets to, and assumption of its liabilities by, the Acquiring Fund in exchange solely for Acquiring Fund shares pursuant to Section 361(a) and Section 357(a) of the Code.
(iii)
No gain or loss will be recognized by the Acquiring Fund upon the receipt by it of substantially all of the assets of the Target Fund in exchange solely for the assumption of the liabilities of the Target Fund and issuance of the Acquiring Fund shares pursuant to Section 1032(a) of the Code.
(iv)
No gain or loss will be recognized by the Target Fund upon the distribution of the Acquiring Fund shares by the Target Fund to its shareholders in complete liquidation (in pursuance of the Agreement) pursuant to Section 361(c)(1) of the Code.
(v)
The tax basis of the assets of the Target Fund received by the Acquiring Fund will be the same as the tax basis of such assets in the hands of the Target Fund immediately prior to the transfer pursuant to Section 362(b) of the Code.
(vi)
The holding periods of the assets of the Target Fund in the hands of the Acquiring Fund will include the periods during which such assets were held by the Target Fund pursuant to Section 1223(2) of the Code.
(vii)
No gain or loss will be recognized by the shareholders of the Target Fund upon the exchange of all of their Target Fund shares for the Acquiring Fund shares pursuant to Section 354(a) of the Code, except to the extent of cash received in lieu of fractional shares.
(viii)
The aggregate tax basis of the Acquiring Fund shares to be received by each shareholder of the Target Fund will be the same as the aggregate tax basis of Target Fund shares exchanged therefor pursuant to Section 358(a)(1) of the Code.
(ix)
The holding period of Acquiring Fund shares received by a shareholder of the Target Fund will include the holding period of the Target Fund shares exchanged therefor, provided that the shareholder held Target Fund shares as a capital asset on the date of the exchange pursuant to Section 1223(1) of the Code.
(x)
For purposes of Section 381 of the Code, the Acquiring Fund will succeed to and take into account, as of the date of the transfer as defined in Section 1.381(b)-1(b) of the income tax regulations issued by the United States Department of the Treasury (the “Income Tax Regulations”), the items of the Target Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Income Tax Regulations thereunder.
The foregoing opinion may state that no opinion is expressed as to the effect of the Reorganization on a Target Fund, Acquiring Fund or any Target Fund Shareholder with respect to any asset as to which unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

EXHIBIT B
FINANCIAL HIGHLIGHTS
The financial highlights tables are intended to help you understand each Acquired Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). Each Acquiring Fund is new and has no performance history as of the date of this Information Statement/Prospectus. Each Acquiring Fund will adopt the financial history, including the financial highlights, of its corresponding Acquired Fund following the Reorganizations. On April 30, 2021, Macquarie Management Holdings, Inc., the US holding company for Macquarie Group Limited's US asset management business, acquired the investment management business of Waddell & Reed Financial, Inc., including Ivy Investment Management Company, the prior investment manager of the Nomura Smid Cap Core Fund. The performance shown for the Nomura Smid Cap Core Fund from before April 30, 2021 are from such Fund’s prior investment manager. As of December 1, 2025, Nomura Holding America Inc. completed the acquisition of Macquarie Asset Management’s US and European public investments business. With the exception of the six months ended January 31, 2026, the information has been audited by PricewaterhouseCoopers LLP, whose reports, along with the Funds' financial statements, are available upon request by calling 800 523-1918, and are also available on the Funds' website and are included in the Funds' Forms N-CSR filed with the SEC. Further information about each Acquired Fund’s performance is contained in the annual reports and financial statements and other information filed with the SEC on Form N-CSR. The Acquired Funds will furnish, without charge, a copy of their most recent financial statements and other information filed with the SEC on Form N-CSR to any shareholder upon request.

Financial highlights
Nomura Strategic Income Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Six months ended 1/31/26[1] (Unaudited)	Year ended
		7/31/25	7/31/24	7/31/23	7/31/22	7/31/21
Net asset value, beginning of period	$7.56	$7.49	$7.31	$7.38	$8.57	$8.24

Income (loss) from investment operations:
Net investment income[2]	0.23	0.47	0.41	0.35	0.29	0.30
Net realized and unrealized gain (loss)	0.03	0.07	0.17	(0.07)	(1.17)	0.35
Payment by affiliates	—	—[3]	—	—	—	—
Total from investment operations	0.26	0.54	0.58	0.28	(0.88)	0.65
Less dividends and distributions from:
Net investment income	(0.23)	(0.46)	(0.40)	(0.35)	(0.31)	(0.32)
Return of capital	—	(0.01)	—	—	—	—[4]
Total dividends and distributions	(0.23)	(0.47)	(0.40)	(0.35)	(0.31)	(0.32)
Capital contribution by affiliates	—	—[3]	—	—	—	—
Net asset value, end of period	$7.59	$7.56	$7.49	$7.31	$7.38	$8.57
Total return[5]	3.49%	7.40%[3]	8.25%	4.00%	(10.45%)	8.02%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$100,262	$104,435	$109,284	$71,422	$79,273	$31,690
Ratio of expenses to average net assets[6]	0.84%	0.84%	0.84%	0.84%	0.90%[7]	0.84%
Ratio of expenses to average net assets prior to fees waived[6]	1.08%	1.07%	1.12%	1.20%	1.24%	1.53%
Ratio of net investment income to average net assets	6.03%	6.27%	5.60%	4.85%	3.62%	3.54%
Ratio of net investment income to average net assets prior to fees waived	5.79%	6.04%	5.32%	4.49%	3.28%	2.85%
Portfolio turnover	25%	106%	160%[8]	99%	65%	89%
1
Ratios have been annualized and total return and portfolio turnover have not been annualized.
2
Calculated using average shares outstanding.
3
Payment by affiliates and capital contribution by affiliates are less than $0.005 per share and 0.005% on total return. See Note 2 in "Notes to financial statements" in the Fund’s Form N-CSR for the period January 31, 2026.
4
Amount is less than $0.005 per share.

5
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during the period presented reflects waivers by the manager and/or distributor (as applicable). Performance would have been lower had the waivers not been in effect.
6
Expense ratios do not include expenses of any investment companies in which the Fund invests.
7
Net expense ratio includes extraordinary expenses.
8
The Fund’s portfolio turnover rate increased substantially during the year ended July 31, 2024  due to a change in the Fund’s portfolio managers and associated repositioning.

Financial highlights
Nomura Strategic Income Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Six months ended 1/31/26[1] (Unaudited)	Year ended
		7/31/25	7/31/24	7/31/23	7/31/22	7/31/21
Net asset value, beginning of period	$7.56	$7.49	$7.30	$7.38	$8.58	$8.25

Income (loss) from investment operations:
Net investment income[2]	0.20	0.41	0.36	0.30	0.23	0.24
Net realized and unrealized gain (loss)	0.03	0.07	0.18	(0.08)	(1.18)	0.35
Payment by affiliates	—	—[3]	—	—	—	—
Total from investment operations	0.23	0.48	0.54	0.22	(0.95)	0.59
Less dividends and distributions from:
Net investment income	(0.20)	(0.40)	(0.35)	(0.30)	(0.25)	(0.26)
Return of capital	—	(0.01)	—	—	—	— [4]
Total dividends and distributions	(0.20)	(0.41)	(0.35)	(0.30)	(0.25)	(0.26)
Capital contribution by affiliates	—	—[3]	—	—	—	—
Net asset value, end of period	$7.59	$7.56	$7.49	$7.30	$7.38	$8.58
Total return[5]	3.10%	6.61%[3]	7.59%	3.08%	(11.22%)	7.21%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$3,590	$3,337	$3,041	$819	$1,110	$1,451
Ratio of expenses to average net assets[6]	1.59%	1.59%	1.59%	1.59%	1.65%[7]	1.59%
Ratio of expenses to average net assets prior to fees waived[6]	1.83%	1.82%	1.87%	1.95%	1.99%	2.28%
Ratio of net investment income to average net assets	5.28%	5.52%	4.85%	4.10%	2.87%	2.79%
Ratio of net investment income to average net assets prior to fees waived	5.04%	5.29%	4.57%	3.74%	2.53%	2.10%
Portfolio turnover	25%	106%	160%[8]	99%	65%	89%
1
Ratios have been annualized and total return and portfolio turnover have not been annualized.
2
Calculated using average shares outstanding.
3
Payment by affiliates and capital contribution by affiliates are less than $0.005 per share and 0.005% on total return. See Note 2 in "Notes to financial statements" in the Fund’s Form N-CSR for the period January 31, 2026.
4
Amount is less than $0.005 per share.

5
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during the period presented reflects waivers by the manager and/or distributor (as applicable). Performance would have been lower had the waivers not been in effect.
6
Expense ratios do not include expenses of any investment companies in which the Fund invests.
7
Net expense ratio includes extraordinary expenses.
8
The Fund’s portfolio turnover rate increased substantially during the year ended July 31, 2024  due to a change in the Fund’s portfolio managers and associated repositioning.

Financial highlights
Nomura Strategic Income Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Six months ended 1/31/26[1] (Unaudited)	Year ended
		7/31/25	7/31/24	7/31/23	7/31/22	7/31/21
Net asset value, beginning of period	$7.57	$7.50	$7.32	$7.39	$8.60	$8.27

Income (loss) from investment operations:
Net investment income[2]	0.22	0.45	0.39	0.33	0.27	0.28
Net realized and unrealized gain (loss)	0.04	0.07	0.18	(0.06)	(1.19)	0.35
Payment by affiliates	—	—[3]	—	—	—	—
Total from investment operations	0.26	0.52	0.57	0.27	(0.92)	0.63
Less dividends and distributions from:
Net investment income	(0.22)	(0.44)	(0.39)	(0.34)	(0.29)	(0.30)
Return of capital	—	(0.01)	—	—	—	— [4]
Total dividends and distributions	(0.22)	(0.45)	(0.39)	(0.34)	(0.29)	(0.30)
Capital contribution by affiliates	—	—[3]	—	—	—	—
Net asset value, end of period	$7.61	$7.57	$7.50	$7.32	$7.39	$8.60
Total return[5]	3.49%	7.13%[3]	7.97%	3.74%	(10.86%)	7.74%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$250	$238	$255	$174	$148	$171
Ratio of expenses to average net assets[6]	1.09%	1.09%	1.09%	1.09%	1.15%[7]	1.09%
Ratio of expenses to average net assets prior to fees waived[6]	1.33%	1.32%	1.37%	1.45%	1.49%	1.78%
Ratio of net investment income to average net assets	5.78%	6.02%	5.35%	4.60%	3.37%	3.29%
Ratio of net investment income to average net assets prior to fees waived	5.54%	5.79%	5.07%	4.24%	3.03%	2.60%
Portfolio turnover	25%	106%	160%[8]	99%	65%	89%
1
Ratios have been annualized and total return and portfolio turnover have not been annualized.
2
Calculated using average shares outstanding.
3
Payment by affiliates and capital contribution by affiliates are less than $0.005 per share and 0.005% on total return. See Note 2 in "Notes to financial statements" in the Fund’s Form N-CSR for the period January 31, 2026.
4
Amount is less than $0.005 per share.

5
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during the period presented reflects waivers by the manager and/or distributor (as applicable). Performance would have been lower had the waivers not been in effect.
6
Expense ratios do not include expenses of any investment companies in which the Fund invests.
7
Net expense ratio includes extraordinary expenses.
8
The Fund’s portfolio turnover rate increased substantially during the year ended July 31, 2024  due to a change in the Fund’s portfolio managers and associated repositioning.

Financial highlights
Nomura Strategic Income Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Six months ended 1/31/26[1] (Unaudited)	Year ended
		7/31/25	7/31/24	7/31/23	7/31/22	7/31/21
Net asset value, beginning of period	$7.56	$7.49	$7.31	$7.38	$8.58	$8.25

Income (loss) from investment operations:
Net investment income[2]	0.24	0.49	0.43	0.37	0.31	0.32
Net realized and unrealized gain (loss)	0.04	0.07	0.17	(0.07)	(1.18)	0.35
Payment by affiliates	—	—[3]	—	—	—	—
Total from investment operations	0.28	0.56	0.60	0.30	(0.87)	0.67
Less dividends and distributions from:
Net investment income	(0.24)	(0.48)	(0.42)	(0.37)	(0.33)	(0.34)
Return of capital	—	(0.01)	—	—	—	— [4]
Total dividends and distributions	(0.24)	(0.49)	(0.42)	(0.37)	(0.33)	(0.34)
Capital contribution by affiliates	—	—[3]	—	—	—	—
Net asset value, end of period	$7.60	$7.56	$7.49	$7.31	$7.38	$8.58
Total return[5]	3.76%	7.67%[3]	8.52%	4.26%	(10.33%)	8.29%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$131,421	$126,775	$112,335	$26,263	$15,126	$16,258
Ratio of expenses to average net assets[6]	0.59%	0.59%	0.59%	0.59%	0.65%[7]	0.59%
Ratio of expenses to average net assets prior to fees waived[6]	0.83%	0.82%	0.87%	0.95%	0.99%	1.28%
Ratio of net investment income to average net assets	6.28%	6.52%	5.85%	5.10%	3.87%	3.79%
Ratio of net investment income to average net assets prior to fees waived	6.04%	6.29%	5.57%	4.74%	3.53%	3.10%
Portfolio turnover	25%	106%	160%[8]	99%	65%	89%
1
Ratios have been annualized and total return and portfolio turnover have not been annualized.
2
Calculated using average shares outstanding.

3
Payment by affiliates and capital contribution by affiliates are less than $0.005 per share and 0.005% on total return. See Note 2 in "Notes to financial statements" in the Fund’s Form N-CSR for the period January 31, 2026.
4
Amount is less than $0.005 per share.
5
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during the period presented reflects waivers by the manager. Performance would have been lower had the waivers not been in effect.
6
Expense ratios do not include expenses of any investment companies in which the Fund invests.
7
Net expense ratio includes extraordinary expenses.
8
The Fund’s portfolio turnover rate increased substantially during the year ended July 31, 2024  due to a change in the Fund’s portfolio managers and associated repositioning.

      Financial highlights
      Nomura Smid Cap Core Fund Class A

      Selected data for each share of the Fund outstanding throughout each period were as follows:

Year ended
	3/31/26	3/31/25	3/31/24	3/31/23	3/31/22
Net asset value, beginning of period	$ 15.82	$ 15.82	$ 13.21	$ 18.43	$ 22.43
Income (loss) from investment operations: Net investment income (loss)[1]	0.03	0.03	0.04	0.05	(0.04)
Net realized and unrealized gain (loss)	2.72	0.02	2.69	(1.44)	(0.18)
Payment by affiliates	—	—[2]	—	—	—
Total from investment operations	2.75	0.05	2.73	(1.39)	(0.22)
Less dividends and distributions from: Net investment income	(0.05)	(0.05)	(0.11)	(0.05)	—
Net realized gain	(0.28)	—	—	(3.78)	(3.78)
Return of capital	—	—	(0.01)	—	—
Total dividends and distributions	(0.33)	(0.05)	(0.12)	(3.83)	(3.78)
Net asset value, end of period	$ 18.24	$ 15.82	$ 15.82	$ 13.21	$ 18.43
Total return[3]	17.39%	0.29%[2]	20.70%	(7.02%)	(1.21%)
Ratios and supplemental data: Net assets, end of period (000 omitted)	$104,521	$103,557	$115,867	$111,950	$151,380
Ratio of expenses to average net assets[4]	1.14%	1.14%	1.14%	1.23%	1.33%
Ratio of expenses to average net assets prior to fees waived[4]	1.37%	1.32%	1.27%	1.44%	1.36%
Ratio of net investment income (loss) to average net assets	0.16%	0.18%	0.29%	0.33%	(0.19%)
Ratio of net investment income (loss) to average net assets prior to fees waived	(0.07%)	—5	0.16%	0.12%	(0.22%)
Portfolio turnover	22%	16%	13%	13%	122%

1 Calculated using average shares outstanding.
2
Payment by affiliates is less than $0.005 per share and 0.005% on total return. See Note 2 in "Notes to financial statements" in the Fund’s Form N-CSR for the fiscal year ended March 31, 2026.
3 Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during the period presented reflects waivers by the manager and/or distributor (as applicable). Performance would have been lower had the waivers not been in effect.
4 Expense ratios do not include expenses of any investment companies in which the Fund invests.
5 Amount is less than 0.005%.

Financial highlights
Nomura Smid Cap Core Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Year ended
	3/31/26	3/31/25	3/31/24	3/31/23	3/31/22
Net asset value, beginning of period	$ 11.61	$ 11.68	$ 9.82	$ 14.84	$ 18.75
Income (loss) from investment operations: Net investment income (loss)[1]	(0.07)[2]	(0.07)	(0.05)	(0.05)	(0.17)
Net realized and unrealized gain (loss)	2.00	0.01	1.99	(1.18)	(0.14)
Payment by affiliates	—	—[3]	—	—	—
Total from investment operations	1.93	(0.06)	1.94	(1.23)	(0.31)
Less dividends and distributions from: Net investment income	(0.01)	(0.01)	(0.07)	(0.01)	—
Net realized gain	(0.28)	—	—	(3.78)	(3.60)
Return of capital	—	—	(0.01)	—	—
Total dividends and distributions	(0.29)	(0.01)	(0.08)	(3.79)	(3.60)
Net asset value, end of period	$ 13.25	$ 11.61	$ 11.68	$ 9.82	$ 14.84
Total return[4]	16.55%	(0.49%)[3]	19.77%	(7.71%)	(1.93%)
Ratios and supplemental data: Net assets, end of period (000 omitted)	$ 7,162	$ 8,533	$ 11,117	$ 12,188	$ 17,505
Ratio of expenses to average net assets[5]	1.89%	1.89%	1.89%	1.98%	2.07%
Ratio of expenses to average net assets prior to fees waived[5]	2.12%	2.07%	2.02%	2.18%	2.10%
Ratio of net investment income (loss) to average net assets	(0.59%)	(0.56%)	(0.46%)	(0.42%)	(0.94%)
Ratio of net investment income (loss) to average net assets prior to fees waived	(0.82%)	(0.74%)	(0.59%)	(0.62%)	(0.97%)
Portfolio turnover	22%	16%	13%	13%	122%

1 Calculated using average shares outstanding.
2 The per share amount of net investment income (loss) does not directly correlate to the amounts reported in the Statements of operations due to class specific expenses.
3 Payment by affiliates is less than $0.005 per share and 0.005% on total return. See Note 2 in "Notes to financial statements" in the Fund’s Form N-CSR for the fiscal year ended March 31, 2026.
4 Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during the period presented reflects waivers by the manager and/or distributor (as applicable). Performance would have been lower had the waivers not been in effect.
5 Expense ratios do not include expenses of any investment companies in which the Fund invests.
●

       Financial highlights
       Nomura Smid Cap Core Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

Year ended
	3/31/26	3/31/25	3/31/24	3/31/23	3/31/22
Net asset value, beginning of period	$ 15.55	$ 15.57	$ 13.01	$ 18.22	$ 22.20
Income (loss) from investment operations: Net investment income (loss)[1]	(0.01)[2]	(0.01)	—3	0.01	(0.11)
Net realized and unrealized gain (loss)	2.67	0.01	2.65	(1.42)	(0.19)
Payment by affiliates	—	—[4]	—	—	—
Total from investment operations	2.66	—	2.65	(1.41)	(0.30)
Less dividends and distributions from: Net investment income	(0.02)	(0.02)	(0.08)	(0.02)	—
Net realized gain	(0.28)	—	—	(3.78)	(3.68)
Return of capital	—	—	(0.01)	—	—
Total dividends and distributions	(0.30)	(0.02)	(0.09)	(3.80)	(3.68)
Net asset value, end of period	$ 17.91	$ 15.55	$ 15.57	$ 13.01	$ 18.22
Total return[5]	17.10%	—[4,6]	20.38%	(7.21%)	(1.57%)
Ratios and supplemental data: Net assets, end of period (000 omitted)	$ 26,399	$ 20,360	$ 21,641	$ 18,550	$ 22,950
Ratio of expenses to average net assets[7]	1.39%	1.39%	1.39%	1.48%	1.64%
Ratio of expenses to average net assets prior to fees waived[7]	1.62%	1.57%	1.52%	1.54%	1.67%
Ratio of net investment income (loss) to average net assets	(0.09%)	(0.06%)	0.04%	0.08%	(0.50%)
Ratio of net investment income (loss) to average net assets prior to fees waived	(0.32%)	(0.24%)	(0.09%)	0.02%	(0.53%)
Portfolio turnover	22%	16%	13%	13%	122%

        1Calculated using average shares outstanding.
         2 The per share amount of net investment income (loss) does not directly correlate to the amounts reported in the Statements of operations due to class specific expenses.
3 Amount is less than $0.005 per share.
4 Payment by affiliates is less than $0.005 per share and 0.005% on total return. See Note 2 in "Notes to financial statements" in the Fund’s Form N-CSR for the fiscal year ended March 31, 2026.
            5 Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during the period presented reflects waivers by the manager and/or distributor (as applicable). Performance would have been lower had the waivers not been in effect.
6 Total return is less than 0.005%.
7 Expense ratios do not include expenses of any investment companies in which the Fund invests.

Financial highlights
Nomura Smid Cap Core Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

Year ended
	3/31/26	3/31/25	3/31/24	3/31/23	3/31/22
Net asset value, beginning of period	$ 18.38	$ 18.35	$ 15.28	$ 20.60	$ 24.68
Income (loss) from investment operations: Net investment income (loss)[1]	0.08	0.08	0.09	0.12	0.06
Net realized and unrealized gain (loss)	3.17	0.01	3.11	(1.60)	(0.21)
Payment by affiliates	—	—[2]	—	—	—
Total from investment operations	3.25	0.09	3.20	(1.48)	(0.15)
Less dividends and distributions from: Net investment income	(0.07)	(0.06)	(0.12)	(0.06)	—
Net realized gain	(0.28)	—	—	(3.78)	(3.93)
Return of capital	—	—	(0.01)	—	—
Total dividends and distributions	(0.35)	(0.06)	(0.13)	(3.84)	(3.93)
Net asset value, end of period	$ 21.28	$ 18.38	$ 18.35	$ 15.28	$ 20.60
Total return[3]	17.67%	0.50%[2]	21.01%	(6.69%)	(0.79%)
Ratios and supplemental data: Net assets, end of period (000 omitted)	$166,756	$148,920	$144,334	$159,794	$316,727
Ratio of expenses to average net assets[4]	0.89%	0.89%	0.89%	0.89%	0.89%
Ratio of expenses to average net assets prior to fees waived[4]	1.12%	1.07%	1.02%	0.97%	1.07%
Ratio of net investment income (loss) to average net assets	0.41%	0.43%	0.54%	0.68%	0.25%
Ratio of net investment income (loss) to average net assets prior to fees waived	0.18%	0.25%	0.41%	0.60%	0.07%
Portfolio turnover	22%	16%	13%	13%	122%

1 Calculated using average shares outstanding.
2 Payment by affiliates is less than $0.005 per share and 0.005% on total return. See Note 2 in "Notes to financial statements" in the Fund’s Form N-CSR for the fiscal year ended March 31, 2026.
          3 Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during the period presented reflects waivers by the manager. Performance would have been lower had the waivers not been in effect.
4 Expense ratios do not include expenses of any investment companies in which the Fund invests.

Financial highlights
Nomura Smid Cap Core Fund Class R6

Selected data for each share of the Fund outstanding throughout each period were as follows:

Year ended
	3/31/26	3/31/25	3/31/24	3/31/23	3/31/22
Net asset value, beginning of period	$ 18.64	$ 18.60	$ 15.48	$ 20.80	$ 24.88
Income (loss) from investment operations: Net investment income (loss)[1]	0.11	0.11	0.10	0.12	0.06
Net realized and unrealized gain (loss)	3.20	0.01	3.16	(1.62)	(0.21)
Payment by affiliates	—	—[2]	—	—	—
Total from investment operations	3.31	0.12	3.26	(1.50)	(0.15)
Less dividends and distributions from: Net investment income	(0.09)	(0.08)	(0.13)	(0.04)	—
Net realized gain	(0.28)	—	—	(3.78)	(3.93)
Return of capital	—	—	(0.01)	—	—
Total dividends and distributions	(0.37)	(0.08)	(0.14)	(3.82)	(3.93)
Net asset value, end of period	$ 21.58	$ 18.64	$ 18.60	$ 15.48	$ 20.80
Total return[3]	17.78%	0.62%[2]	21.17%	(6.73%)	(0.79%)
Ratios and supplemental data: Net assets, end of period (000 omitted)	$ 39,539	$36,722	$ 40,997	$ 39,951	$ 82,144
Ratio of expenses to average net assets[4]	0.77%	0.77%	0.80%	0.89%	0.89%
Ratio of expenses to average net assets prior to fees waived[4]	1.00%	0.95%	0.99%	0.96%	0.94%
Ratio of net investment income (loss) to average net assets	0.53%	0.55%	0.63%	0.67%	0.25%
Ratio of net investment income (loss) to average net assets prior to fees waived	0.30%	0.37%	0.44%	0.60%	0.20%
Portfolio turnover	22%	16%	13%	13%	122%

1 Calculated using average shares outstanding.
2 Payment by affiliates is less than $0.005 per share and 0.005% on total return. See Note 2 in "Notes to financial statements" in the Fund’s Form N-CSR for the fiscal year ended March 31, 2026.
          3 Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during the period presented reflects waivers by the manager. Performance would have been lower had the waivers not been in effect.
4 Expense ratios do not include expenses of any investment companies in which the Fund invests.

Financial highlights
Nomura Smid Cap Core Fund Class Y

Selected data for each share of the Fund outstanding throughout each period were as follows:

Year ended
	3/31/26	3/31/25	3/31/24	3/31/23	3/31/22
Net asset value, beginning of period	$ 17.31	$ 17.30	$ 14.42	$ 19.71	$ 23.73
Income (loss) from investment operations: Net investment income (loss)[1]	0.03	0.03	0.04	0.06	(0.04)
Net realized and unrealized gain (loss)	2.98	0.01	2.94	(1.53)	(0.19)
Payment by affiliates	—	—[2]	—	—	—
Total from investment operations	3.01	0.04	2.98	(1.47)	(0.23)
Less dividends and distributions from: Net investment income	(0.03)	(0.03)	(0.09)	(0.04)	—
Net realized gain	(0.28)	—	—	(3.78)	(3.79)
Return of capital	—	—	(0.01)	—	—
Total dividends and distributions	(0.31)	(0.03)	(0.10)	(3.82)	(3.79)
Net asset value, end of period	$ 20.01	$ 17.31	$ 17.30	$ 14.42	$ 19.71
Total return[3]	17.37%	0.25%[2]	20.73%	(7.00%)	(1.19%)
Ratios and supplemental data: Net assets, end of period (000 omitted)	$ 5,088	$ 5,390	$ 5,772	$ 5,348	$ 8,110
Ratio of expenses to average net assets[4]	1.14%	1.14%	1.14%	1.20%	1.30%
Ratio of expenses to average net assets prior to fees waived[4]	1.37%	1.32%	1.27%	1.27%	1.33%
Ratio of net investment income (loss) to average net assets	0.16%	0.19%	0.29%	0.35%	(0.17%)
Ratio of net investment income (loss) to average net assets prior to fees waived	(0.07%)	0.01%	0.16%	0.28%	(0.20%)
Portfolio turnover	22%	16%	13%	13%	122%

1 Calculated using average shares outstanding.
2 Payment by affiliates is less than $0.005 per share and 0.005% on total return. See Note 2 in "Notes to financial statements" in the Fund’s Form N-CSR for the fiscal year ended March 31, 2026.
          3 Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during the period presented reflects waivers by the manager and/or distributor (as applicable). Performance would have been lower had the waivers not been in effect.
4 Expense ratios do not include expenses of any investment companies in which the Fund invests.

EXHIBIT C
COMPARISON OF CHARTER DOCUMENTS
Cumulative Voting: The Declaration of Trust for each Trust provides that there shall be no cumulative voting in the election of trustees (and with respect to Delaware Group Government Fund and Nomura ETF Trust II (the “Delaware Trusts”) on any other matter).
Share Ownership: The Declaration of Trust for each Trust provides that shares of the Trust shall be divided from time to time and include fractional and whole shares. Any fractional shall carry proportionately all the rights and obligations of a whole Share of that Series, including rights with respect to voting, receipt of dividends and distributions, redemption of Shares and dissolution of the Trust or that Series.
Voting Rights of Shareholders: The Declaration of Trust and By-Laws (collectively, the “Charter Documents”) of each Trust provide shareholders, to the extent required by the 1940 Act, with the right to vote on the election of Trustees and on any matters as the Board of Trustees may consider necessary or desirable. The Charter Documents for the Ivy Funds allow shareholders to vote with respect to such additional matters relating to the Trust as may be required by federal law including the 1940 Act, or any registration of the Trust with the SEC (or any successor agency) or any state. The Charter Documents for the Delaware Trusts allow shareholders to vote with respect to such additional matters relating to the Trust as may be required by this Declaration of Trust, the By-Laws, the 1940 Act or any registration statement of the Trust filed with the SEC.
Removal of Trustees: The Charter Documents of the Ivy Funds provide that any Trustee may be removed with or without cause at any meeting of shareholders by a vote of two-thirds of the total combined net asset value of all shares of the Trust issued and outstanding. The Charter Documents for the Delaware Trusts provide that shareholders shall have the power to remove a Trustee only to the extent provided by the 1940 Act and the rules and regulations thereunder.
Rights of Shareholders to Call Meetings. The Charter Documents of the Ivy Funds provide that special meetings of the shareholders shall be called by the secretary upon the written request of the shareholders owning shares representing not less than 25% (or 10% to the extent required by Section 16(a) of the 1940 Act) of the total combined votes of all shares of the Trust issued and outstanding, provided that (a) such request shall state the purposes of such meeting and the matters proposed to be acted on, and (b) the shareholders requesting such meeting shall have paid to the Trust the reasonably estimated cost of preparing and mailing the notice thereof, which the secretary shall determine and specify to such shareholders. No special meeting need be called upon the request of the Shareholders owning Shares representing less than a majority of the total combined votes of all Shares of the Trust issued and outstanding to consider any matter that is substantially the same as a matter voted upon at any special meeting of the Shareholders held during the preceding twelve months. The Charter Documents of the Delaware Trusts provide that a meeting of shareholders for the purpose of electing one or more Trustees may be called by the Board of Trustees or, to the extent provided by the 1940 Act and the rules and regulations thereunder, by the shareholders.

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Indemnification. The Charter Documents of the Trusts provide that the officers and Trustees of the Trust shall be indemnified against any and all claims or demands arising out of or related to his or her duties as officer or Trustee of the Trust (subject to the provisions in the By-Laws with respect to the Delaware Trusts). The Charter Documents of the Trusts also state that the officers and Trustees shall not be indemnified against liability to the Trust or any shareholder to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office. The Charter Documents of the Trusts provide that if any shareholder or former shareholder shall be exposed to liability by reason of a claim or demand relating solely to his or her being or having been a shareholder of a Trust (or by having been a shareholder of a particular series), and not because of such person's acts or omissions, the shareholder or former shareholder (or, in the case of a natural person, his or her heirs, executors, administrators, or other legal representatives or, in the case of a corporation or other entity, its corporate or other general successor) shall be entitled to be held harmless from and indemnified out of the assets of the Trust or out of the assets of the applicable series (as the case may be) against all loss and expense arising from such claim or demand.
Derivative Actions. The Charter Documents of the Ivy Funds provide that, in addition to the requirements set forth in Section 3816 of the Delaware Statutory Trust Act, a Shareholder may bring a derivative action on behalf of the Trust only if the certain conditions included in the Charter Documents are met.
Termination/Dissolution. The Charter Documents of each Trust provide that the Trust may be dissolved by vote of the Trustees, without a shareholder vote. The Charter Documents for the Delaware Trust provide that shareholders may dissolve the Trust by a vote of the majority of the shares of the Trust entitled to vote.
Amendments to the Declaration of Trust. The Declaration of Trust for the Ivy Funds provide that the Board can amend the Declaration of Trust without shareholder approval except (i) as determined by the Trustees in their sole discretion or (ii) as required by federal law including the 1940 Act, but only to the extent so required. The Declaration of Trust for the Delaware Funds provides that the Board can amend the Declaration of Trust without shareholder approval,  except where required by the 1940 Act or other applicable law or to adopt amendments which would adversely affect to a material degree the rights and preferences of the shares of any series or class already issued.
Preemptive or Dissenters Rights. The Charter Documents for the Ivy Funds provide that except as otherwise provided by the Trustees, shareholders shall have no preemptive or other right to subscribe to any additional shares or other securities issued by the Trust. The Charter Documents for the Delaware Trusts provides that shareholders shall have no preemptive or other right to subscribe to new or additional Shares or other securities issued by the Trust or any series.

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PART B
STATEMENT OF ADDITIONAL INFORMATION
 Dated July 15, 2026

Acquisition of the Assets of:
NOMURA STRATEGIC INCOME FUND (a series of Delaware Group Government Fund) (formerly, Macquarie Strategic Income Fund)
By and in exchange for shares of:
NOMURA STRATEGIC INCOME ETF (a series of Nomura ETF Trust II)

Acquisition of the Assets of:
NOMURA SMID CAP CORE FUND (a series of Ivy Funds) (formerly, Macquarie Smid Cap Core Fund)
By and in exchange for shares of:
NOMURA SMALL AND MID CAP ETF (a series of Nomura ETF Trust II)

Nomura Funds
100 Independence, 610 Market Street
Philadelphia, Pennsylvania 19106-2354
800 523-1918

This Statement of Additional Information (“SAI”), which is not a prospectus, supplements and should be read in conjunction with the Information Statement/Prospectus dated July 15, 2026 (the “Information Statement/Prospectus”) relating to the reorganizations (each, a “Reorganization” and collectively, the “Reorganizations”) of each Fund identified below under the heading “Acquired Fund” (each, an “Acquired Fund” and collectively, the “Acquired Funds”), each a series of the respective Acquired Trust identified below under the heading “Acquired Trust” (each, an “Acquired Trust” and collectively, the “Acquired Trusts”), into the corresponding series identified below under the heading “Acquiring Fund” (each, an “Acquiring Fund,” and collectively, the “Acquiring Funds”), each a series of the Acquiring Trust identified below under the heading “Acquiring Trust” (the “Acquiring Trust”).

Acquired Fund	Acquired Trust	Acquiring Fund	Acquiring Trust
Nomura Strategic Income Fund	Delaware Group Government Fund	Nomura Strategic Income ETF	Nomura ETF Trust II, formerly, Voyageur Insured Funds
Nomura Smid Cap Core Fund	Ivy Funds	Nomura Small and Mid Cap ETF	Nomura ETF Trust II, formerly, Voyageur Insured Funds

The Information Statement/Prospectus relating to the above referenced matters may be obtained without charge from the Acquiring Trust, on behalf of the corresponding Acquiring Fund, and each Acquired Trust, on behalf of the corresponding Acquired Fund, by calling the telephone number above or

1

by writing to the relevant Acquiring Trust or Acquired Trust at: c/o Nomura Funds, P.O. Box 534437, Pittsburgh, PA 15253-4437 (regular mail) or c/o Nomura Funds Service Center, Attention: 534437, 500 Ross Street, 154-0520, Pittsburgh, PA 15262 (overnight courier service).

STATEMENT OF ADDITIONAL INFORMATION

GENERAL INFORMATION
3

INCORPORATION OF DOCUMENTS BY REFERENCE
3

SUPPLEMENTAL FINANCIAL INFORMATION
5

2

GENERAL INFORMATION
The Boards of Trustees (the “Boards”) of each Acquired Trust and the Acquiring Trust, on behalf of their respective series, reviewed and approved an Agreement and Plan of Reorganization (the “Plan”) that provides for the Reorganization of each Acquired Fund with and into a corresponding Acquiring Fund. The Boards determined that each Reorganization is in the best interests of the respective Acquired Fund and Acquiring Fund and that the interests of the shareholders of each Acquired Fund and Acquiring Fund will not be diluted as a result of the Reorganization.
Pursuant to the Plan, the Reorganization of each Acquired Fund listed below with and into the corresponding Acquiring Fund will consist of: (i) all of the property and assets of each Acquired Fund will be acquired by the corresponding Acquiring Fund, and (ii) the Acquiring Trust, on behalf of the corresponding Acquiring Fund, will assume the liabilities of the Acquired Fund, in exchange for shares of the Acquiring Fund and cash in lieu of fractional shares. According to the Plan, each Acquired Fund will be liquidated and dissolved following the respective Reorganization.
Acquired Fund	Acquired Trust	Acquiring Fund	Acquiring Trust
Nomura Strategic Income Fund	Delaware Group Government Fund	Nomura Strategic Income ETF	Nomura ETF Trust II, formerly, Voyageur Insured Funds
Nomura Smid Cap Core Fund	Ivy Funds	Nomura Small and Mid Cap ETF	Nomura ETF Trust II, formerly, Voyageur Insured Funds
Further information is included in the Information Statement/Prospectus and in the documents listed below that are incorporated by reference into this SAI.

INCORPORATION OF DOCUMENTS BY REFERENCE

This SAI, relating specifically to the Reorganization, consists of this document and the following described documents, each of which is incorporated by reference herein:

ACQUIRED FUNDS

Nomura Strategic Income Fund

●
Statement of Additional Information dated December 1, 2025 for Delaware Group Government Fund, with respect to Nomura Strategic Income Fund (filed via EDGAR on November 28, 2025, Accession No. 0001133228-25-012958).
●
Supplement dated December 8, 2025 to the Delaware Group Government Fund Statement of Additional Information, with respect to Nomura Strategic Income Fund (filed via EDGAR on December 8, 2025, Accession No. 0002071844-25-000618).
●
Supplement dated April 30, 2026 to the Delaware Group Government Fund Statement of Additional Information, with respect to Nomura Strategic Income Fund (filed via EDGAR on April 30, 2026, Accession No. 0002071844-26-000453).
●
Supplement dated May 20, 2026 to the Delaware Group Government Fund Statement of Additional Information, with respect to Nomura Strategic Income Fund (filed via EDGAR on May 20, 2026, Accession No. 0002071844-26-000568).

3

●
Supplement dated May 20, 2026 to the Delaware Group Government Fund Statement of Additional Information, with respect to Nomura Strategic Income Fund (filed via EDGAR on May 20, 2026, Accession No. 0002071844-26-000569).
●
Supplement dated June 30, 2026 to the Delaware Group Government Fund Statement of Additional Information, with respect to Nomura Strategic Income Fund (filed via EDGAR on June 30, 2026, Accession No. 0002071844-26-000748).
●
The audited financial statements and related report of the independent public accounting firm included in the Delaware Group Government Fund Report filed on Form N-CSR for the fiscal year ended July 31, 2025, with respect to Nomura Strategic Income Fund (filed via EDGAR on October 3, 2025, Accession No. 0001193125-25-229611).
●
The unaudited financial statements included in the Delaware Group Government Fund Report filed on Form N-CSR for the reporting period ended January 31, 2026, with respect to Nomura Strategic Income Fund (filed via EDGAR on April 1, 2026, Accession No. 0001193125-26-136906).

Nomura Smid Cap Core Fund

●
Statement of Additional Information dated July 31, 2025 for Ivy Funds, with respect to Nomura Smid Cap Core Fund (filed via EDGAR on July 29, 2025, Accession No. 0001145443-25-000219).
●
Supplement dated September 10, 2025 to the Ivy Funds Statement of Additional Information, with respect to Nomura Smid Cap Core Fund (filed via EDGAR on September 10, 2025, Accession No. 0001137439-25-001154).
●
Supplement dated September 30, 2025 to the Ivy Funds Statement of Additional Information, with respect to Nomura Smid Cap Core Fund (filed via EDGAR on September 30, 2025, Accession No. 0002071844-25-000134).
●
Supplement dated October 16, 2025 to the Ivy Funds Statement of Additional Information, with respect to Nomura Smid Cap Core Fund (filed via EDGAR on October 16, 2025, Accession No. 0002071844-25-000261).
●
Supplement dated October 23, 2025 to the Ivy Funds Statement of Additional Information, with respect to Nomura Smid Cap Core Fund (filed via EDGAR on October 23, 2025, Accession No. 0002071844-25-000336).
●
Supplement dated October 24, 2025 to the Ivy Funds Statement of Additional Information, with respect to Nomura Smid Cap Core Fund (filed via EDGAR on October 24, 2025, Accession No. 0002071844-25-000363).
●
Supplement dated October 31, 2025 to the Ivy Funds Statement of Additional Information, with respect to Nomura Smid Cap Core Fund (filed via EDGAR on October 31, 2025, Accession No. 0002071844-25-000392).
●
Supplement dated December 8, 2025 to the Ivy Funds Statement of Additional Information, with respect to Nomura Smid Cap Core Fund (filed via EDGAR on December 8, 2025, Accession No. 0002071844-25-000618).
●
Supplement dated March 27, 2026 to the Ivy Funds Statement of Additional Information, with respect to Nomura Smid Cap Core Fund (filed via EDGAR on March 27, 2026, Accession No. 0002071844-26-000297).
●
Supplement dated April 30, 2026, to the Ivy Funds Statement of Additional Information, with respect to Nomura Smid Cap Core Fund (filed via EDGAR on  April 30, 2026, Accession No. 0002071844-26-000453).
●
Supplement dated May 20, 2026 to the Ivy Funds Statement of Additional Information, with respect to Nomura Smid Cap Core Fund (filed via EDGAR on  May 20, 2026, Accession No. 0002071844-26-000568).

4

●
Supplement dated June 30, 2026 to the Ivy Funds Statement of Additional Information, with respect to Nomura Smid Cap Core Fund (filed via EDGAR on  June 30, 2026, Accession No. 0002071844-26-000748).
●
The audited financial statements and related report of the independent public accounting firm included in the Ivy Funds Report filed on Form N-CSR for the fiscal year ended March 31, 2026, with respect to Nomura Smid Cap Core Fund (filed via EDGAR on June 9, 2026, Accession No. 0001193125-26-262720).

ACQUIRING FUNDS

Nomura Strategic Income ETF
●
Statementof Additional Information dated July 13, 2026 for Nomura ETF Trust II, withrespect to Nomura Strategic Income ETF (filed via EDGAR on July 13, 2026,Accession No. 0001133228-26-010450).

Nomura Small and Mid Cap ETF
●
Statementof Additional Information dated July 13, 2026 for Nomura ETF Trust II, withrespect to Nomura Small and Mid Cap ETF (filed via EDGAR on July 13, 2026,Accession No. 0001133228-26-010450).

Because each Acquiring Fund was newly-created for the purposes of its respective Reorganization, the Acquiring Funds have not published financial statements. Each Acquiring Fund is a newly-created shell series of the Acquiring Trust with no assets or liabilities that will commence operations upon consummation of the respective Reorganization and continue the operations of the corresponding Acquired Fund. Each Acquired Fund shall be the accounting and performance survivor in its respective Reorganization, and each corresponding Acquiring Fund, as the corporate survivor in the Reorganization, shall adopt the accounting and performance history of the corresponding Acquired Fund.

This SAI is not a prospectus, and should be read in conjunction with the Information Statement/Prospectus, dated July 15, 2026, relating to the Reorganizations.

The Information Statement/Prospectus and any of the materials incorporated by reference into this SAI are available upon request, without charge, by contacting Nomura Funds at: c/o Nomura Funds, P.O. Box 534437, Pittsburgh, PA 15253-4437 (regular mail) or c/o Nomura Funds Service Center, Attention: 534437, 500 Ross Street, 154-0520, Pittsburgh, PA 15262 (overnight courier service).

SUPPLEMENTAL FINANCIAL INFORMATION

Tables showing the fees and expenses of each Acquiring Fund and its corresponding Acquiring Fund, and the fees and expenses of the Acquiring Funds on a pro forma basis after giving effect to the proposed Reorganizations, are included in the section entitled “INFORMATION ABOUT THE FUNDS” in the Information Statement/Prospectus. The Reorganizations will not result in a material change to any of the Acquired Funds’ portfolio holdings, as each Acquiring Fund has the same investment objectives, investment strategies, and investment restrictions as its corresponding Acquired Fund. Accordingly, a schedule of investments of each Acquired Fund modified to show the effects of such change is not required and is not included. There are no material differences in the valuation, tax, or accounting policies of each Acquired Fund as compared to those of its corresponding Acquiring Fund.

5